UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4279

Advantus Series Fund, Inc.
(Exact name of registrant as specified in charter)

400 Robert Street North St. Paul, Minnesota			55101-2098
(Address of principal executive offices)			(Zip code)

Eric J. Bentley, Esq. 400 Robert Street North St. Paul, Minnesota 55101-2098
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(651) 665-3500

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

ITEM 1.  REPORT TO STOCKHOLDERS.

Filed herewith.

Discover Value.

Annual Report
Advantus Series Fund, Inc.

Offered in Minnesota Life Insurance Company and
Securian Life Insurance Company Variable Products

December 31, 2009

Equities

Index 400 Mid-Cap Portfolio

Index 500 Portfolio

Real Estate Securities Portfolio

Fixed Income

International Bond Portfolio

Bond Portfolio

Mortgage Securities Portfolio

Money Market

Money Market Portfolio

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How to Use this Report

Some of our clients prefer a narrative account of their Advantus Series Fund investments while other clients prefer full financial statements. This report is designed to meet both preferences.

For a narrative account of each Portfolio's performance, investment strategies and holdings by the Portfolio Manager, refer to the front section of the report. Comprehensive investment holdings, market values and financial reports begin on page 30.

Performance charts graphically compare each Portfolio's performance with select investment indices and other benchmarks. This comparison provides you with more information about your investments.

The charts are useful because they illustrate performance over the same time frame and over a long period. There are limitations, however. An index may reflect the performance of securities that the Portfolio may not hold. Also, the index does not incur investment advisory fees and other fund expenses—whereas your Portfolio does. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment(s) in the Advantus Series Fund. Your financial advisor, who understands your personal financial situation, can best explain the features of your investment and how they apply to your financial needs.

Letter from the President

The economy finished 2009 in improved health, and attention is now turning to the year ahead. Big questions loom: Will the recovery run out of gas? Is the inflation shoe about to drop? When will we start generating jobs?

Further improvements won't come easy. The hiring environment remains poor. Businesses hesitate to add jobs in the face of uncertainty over taxes, health care and the economy. Consumers have reset their habits, paying down debt and cutting spending. Less consumer debt improves the economy in the long run, but thrifty consumers offer less support for the recovery now.

With demand lagging throughout the economy, there's not much to fuel inflation. High unemployment adds up to little or no wage pressure. Personal consumption is down. The economy is operating at about 70 percent of capacity, well below the 80 percent average. Conditions would have to change significantly for inflation to get a strong foothold, and the Federal Reserve is unlikely to move off its low interest rate position until the recovery is clearly established.

Overall, the economy is in a far better place than it was six to nine months ago, but has plenty of room for improvement. The stock market is in a similar place. The Standard & Poor's 500 Index was up 26.5 percent for the year, but that is still down significantly from previous highs. The S&P 500 at the end of 2009 remained -20.3 percent from year-end 2008, and -24.9 percent from its 2008 peak. Better-than-expected earnings drove equity market gains. Earnings increases in 2009 came primarily from cost cutting, but in 2010 the market will expect companies to start showing positive top-line revenue growth.

Meanwhile, fixed income markets continued to offer low yields in shorter durations, and better returns in the mid and longer parts of the yield curve. Fixed income investors who are optimistic about a smooth recovery can snap up the higher yields at the 10-year end of the curve. Those who are more cautious on inflation can stay with intermediate duration bonds.

While 2009 found banks dealing with bad residential mortgage loans, 2010 is likely to find them coping with bad commercial real estate loans. Commercial real estate is under considerable stress, with highly leveraged properties in serious trouble. Banks will have little choice but to start foreclosing on and disposing of non-performing loans.

Our 2010 outlook

Employment will likely be the key to how the economy fares in the year ahead. Consumers account for two-thirds of economic activity and continued high unemployment rates would pose a big roadblock to a sustained recovery.

Government deficits and taxes will be a key economic topic in 2010 with attention focused on paying the stimulus back. Deficits eventually have to be paid for, either through spending cuts or higher taxes. Since 2010 is an election year, the discussion will likely be loud and heated. It's difficult to know whether the issue will affect the markets, which may have already factored it into current pricing.

While we look for the economy and markets to improve in the year ahead, we remain cautionary in our expectations.

Gregory S. Strong
President, Advantus Series Fund, Inc.

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Performance
Update

Chris Sebald, CFA,
David Land, CFA and Tom Houghton
Portfolio Managers

The Bond Portfolio seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The Bond Portfolio invests in long-term, fixed income, high quality debt instruments. The risks incurred by investing in debt instruments include, but are not limited to, reinvestment of prepaid debt obligations at lower rates of return, and the inability to reinvest at higher interest rates when debt obligations are prepaid more slowly than expected. In addition, the net asset value of the Bond Portfolio may fluctuate in response to changes in interest rates and is not guaranteed.

Bond Portfolio

How did the Portfolio perform during 2009?

The Portfolio's performance for the year ended December 31, 2009, for each class of shares offered was as follows:

Class 1	15.85	percent*
Class 2	15.57	percent*

The Portfolio's benchmark, the Barclays Capital U.S. Aggregate Bond Index**, returned 5.93 percent for the same period.

What influenced the portfolio's return during the past 12 months?

A historic credit crisis and deep recession kept our style of investing out of favor for more than a year. As 2009 began, the market environment changed, and the portfolio benefitted. To counter the biggest recession in more than 30 years and avoid another depression, the federal government threw most everything it had at the problem. The government's support of broad sectors of the fixed income market substantially expanded liquidity, and investors returned to the markets. The portfolio's overweight positions in corporate bonds, asset-backed securities and commercial mortgage-backed securities (CMBS) had a significant impact on returns for the year. The individual securities held in the industrial and financial corporate bond sectors and in auto loan and credit card-backed securities had an even greater impact on returns.

What other market conditions or events influenced the portfolio's return during the past 12 months?

With the recovery in the markets, long-term Treasury yields rose significantly during the year, while short-term yields were essentially unchanged. Treasury prices fell, and this had a negative impact on the portfolio. The rise in long term interest rates was mitigated by the portfolio's smaller allocation to longer-term Treasuries relative to the prior year. Additionally, after the largest drop in home prices in the past 100 years, we saw a nice string of gains in home prices, primarily driven by government programs to spur home buying (first time home buyer credit) and to forestall foreclosure (modification programs). The improvement in home prices, along with the government's other market liquidity programs, served to boost the portfolio's non-agency mortgage-backed securities (MBS) and add to returns.

What strategies and techniques did you employ that specifically affected portfolio performance?

We held more securities with short maturities versus longer maturities in order to reduce the impact of rising long-term interest rates. Additionally, we took advantage of the high yields offered on corporate bonds early in the year when the crisis was at its peak to increase the portfolio's overall exposure to corporate bonds. The corporate bond market had a record for issuance in 2009, and that presented some incredibly attractive securities that performed very well. Investment-grade corporations, outside of the financial sector, came into the recession without significant leverage and, as a consequence, offered relatively safe investments. We continued to trade these securities during the year, buying those offered at a discount in relative price and selling those that traded up in price when market conditions or particular security fundamentals improved.

Demand was overwhelming for corporate bonds, despite the rise in corporate issuance. This was a story of investors running to what was considered "safer" yield (corporate bonds) and away from what hurt them (real estate) and what is in a state of oversupply (government debt).

What industries or sectors did you emphasize during the last 12 months and what is your outlook going forward?

The largest sector weights in the portfolio over the last 12 months were industrials and financials. Industrial exposure was focused on consumer non-cyclicals, while financial exposure emphasized insurance and other non-diversified financial firms, such as broker dealers which performed well due to their relatively clean balance sheets.

Later in the year we increased our exposure to real estate investment trusts and CMBS as the government's reflationary activities were improving returns in commercial real estate securities.

The good times for risk assets are likely to last a little while longer. Government stimulus is still having a positive impact and that activity may now be shifted from the banking sector into more direct jobs programs as banks repay Troubled Asset Relief Program (TARP) funds. As a result, growth in the near quarters is likely to continue to confound the pessimists and embolden the optimists. However, as the Fed eliminates its MBS and Treasury bond buying programs—and without a follow-on program of some sort—the first signals of tightening will effectively be in place. Normally, markets continue to improve somewhat after Fed tightening policy begins and growth continues. And all else equal, we would expect a similar economic path to play out. But, no one can be certain that the withdrawal of the largest stimulus in the history of the Fed won't cause violent reactions. For example, a quick change in interest rates will likely cause a sell-off in risk assets. So we are being especially cautious regarding our risk exposures, especially those more sensitive to long-term interest rates (agencies, MBS and CMBS), as the Fed makes some moves to remove stimulus. Market interest rates have been low for quite some time. Upward moving interest rates could be sudden and not well anticipated by the market or the Portfolio's investment advisor or both. Such an upswing in interest rates could negatively impact bond prices and the Portfolio's net asset value to a greater extent than would be typical during normal market conditions.

The past year was great for risk assets, as we rebounded from the worst financial calamity since the Great Depression. And such a rebound merited overweighting risk assets. We expect that 2010 won't be nearly as strong for the markets. With the prospect of central banks raising rates around the world, we can definitely see a time in 2010 when our risk exposures are near neutral and our portfolios look more like the benchmark. Due to government and Fed measures, 2009 was the best year ever for corporate bonds, CMBS, ABS and other non-government investment-grade bonds. In 2010, bond performance will likely be ruled more by the market's interpretation of the huge imbalances that still exist in the economy and less by the government intervention. These can't be ignored forever.

Ten Largest Bond Holdings

Security description	Market value	% of bond portfolio
U.S. Treasury Bond 5.375%, 02/15/31	$7,862,075	2.4%
U.S. Treasury Bond 4.500%, 08/15/39	5,663,708	1.7%
JPMorgan Chase & Company 2.625%, 12/01/10	5,572,431	1.7%
HSBC USA, Inc. 3.125%, 12/16/11	5,401,927	1.6%
Federal National Mortgage Association 6.000%, 01/01/35	5,247,652	1.6%
Federal National Mortgage Association 6.500%, 10/01/37	5,147,652	1.5%
U.S. Treasury Notes 3.375%, 11/15/19	4,900,778	1.5%
The Goldman Sachs Group, Inc. 0.334%, 03/15/11	4,824,611	1.4%
Citibank, N.A. 0.401%, 03/30/11	4,011,728	1.2%
SABMiller PLC — 144A Issue 5.500%, 08/15/13	3,779,823	1.1%
	$52,412,385	15.7%

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of net assets)

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Barclays Capital U.S. Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Bond Portfolio,
Barclays Capital U.S. Aggregate Bond Index and Consumer Price Index

On the chart above you can see how the Bond Portfolio's Class 1 shares total return compared to the Barclays Capital U.S. Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on February 11, 2008, inception date of Class 1, through December 31, 2009, assuming reinvestment of distributions, if any.

On the chart above you can see how the Bond Portfolio's Class 2 shares total return compared to the Barclays Capital U.S. Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1999 through December 31, 2009, assuming reinvestment of distributions, if any.

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Performance
Update

Tom Houghton
Portfolio Manager

The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital. It invests in short-term money market instruments and other debt securities that mature within 397 days.

Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Portfolio.

Money Market Portfolio

How did the Portfolio perform during 2009?

For the year ended December 31, 2009 the Portfolio's performance was 0.27 percent*. This return reflects the waiver, reimbursement or payment of certain of the Portfolio's expenses by its investment advisor and principle underwriter.+ The Portfolio's benchmark, the Three-Month Treasury Bill Index, returned 0.23 percent for the same period.

Why did the portfolio outperform its benchmark index during the period?

The portfolio benefitted from its strategy of investing in high quality commercial paper, government agency discount notes and short-dated asset-backed securities. Yields in these sectors were attractive relative to Treasury bills throughout the year. In particular, yields on the short-dated asset-backed securities were very attractive relative to Treasury bills, at least through the first half of 2009. Also, the portfolio benefitted from its holdings in several longer-dated securities of high quality financial firms. These holdings were bought at the height of the financial crisis in late 2008 and early 2009 at several percentage points higher than Treasury bills.

What other market conditions or events influenced the portfolio's performance during the period?

The short end of the Treasury yield curve barely budged during the year. The Federal Reserve Board, true to its word, kept its target funds rate at or near zero throughout the year in a (so far) successful effort to jump-start the economy and avoid another financial collapse. The three-month Treasury bill started the year at 0.08 percent and finished it at 0.03 percent. Unfortunately, this had the effect of driving all other rates at the short end dramatically lower. Yields on 90-day commercial paper collapsed from around 0.80 percent to about 0.15 percent. Yields on short-dated asset-backed securities collapsed from well over 1 percent to less than 0.50 percent. This has had a very negative effect on yields for all money market products. Most money market portfolios now yield zero or only slightly above.

What strategies and techniques did you employ that specifically affected fund performance?

The portfolio's performance continues to be mainly driven by its strategy of investing primarily in high quality U.S. corporate commercial paper (rated A-1 or higher by Standard & Poor's and P-1 by Moody's). This strategy remains a sound alternative for investors seeking a high degree of safety and liquidity and continues to offer slightly better yields than government agency discount notes and Treasury bills of similar maturities. The portfolio's holdings continue to be well-diversified over a variety of stable industries and companies.

Additionally, the portfolio continues to invest in short-dated asset-backed securities. These securities are backed by high quality auto loan receivables and are rated A-1 or higher by Standard & Poor's and P-1 or higher by Moody's. They generally have average lives of around 90 days and yields that are comparable to 90-day commercial paper and higher than agency discount notes and Treasury bills of similar duration. We continue to carefully manage the portfolio's risk exposure.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

We invested primarily in high quality U.S. corporate commercial paper (rated A-1 or higher by Standard & Poor's and P-1 or higher by Moody's) and high quality, short-dated asset-backed securities. We also invested in short-term discount notes issued primarily by the government sponsored agencies Fannie Mae and Freddie Mac. Also, the portfolio benefitted from its holdings in several longer-dated securities of high quality financial firms.

We expect the Fed Funds rate to remain in the range of 0.00 percent to 0.25 percent for most of 2010 as the Fed works to prime the economic pump. Government stimulus is still having a positive impact and will likely continue through much of 2010. Growth in the near quarters is likely to remain on the stronger side, confounding the pessimists and boosting the optimists. However, as the Fed eliminates its mortgage-backed securities and Treasury bond buying programs—and without a follow-on program of some sort—the first signals of tightening will effectively be in place. And no one can be certain that the withdrawal of the largest stimulus in the history of the Fed won't cause violent reactions.

With the Fed Funds rate expected to hover around 0 percent for 2010, investable rates will also remain very low. Agency discount notes currently yield less than 0.10 percent and high quality commercial paper now yields less than 0.20 percent on average across the maturity spectrum. We will continue to enhance the yield of the portfolio through investments in short-dated asset-backed securities. However, until the Fed starts to raise its target Fed Funds rate, yields in the portfolio will remain near zero as well.

  Average Days to Maturity

  Seven-Day Compound Yield*+

The yield quotation more closely represents the current earnings of the Money Market Portfolio than the total return quotation.

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

+ Effective October 29, 2009, the Board of Directors of the Fund approved an Amended and Restated Net Investment Income Maintenance Agreement among the Fund (on behalf of the Money Market Portfolio), Advantus Capital Management, Inc. ("Advantus Capital") and Securian Financial Services, Inc. ("Securian Financial"). Under such Agreement, Advantus Capital agrees to waive, reimburse or pay Money Market Portfolio expenses so that the Portfolio's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Advantus Capital and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Portfolio's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Portfolio unless Advantus Capital or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Portfolio. In addition, the right of Advantus Capital and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Portfolio would cause the Portfolio's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Portfolio's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Portfolio cannot cause the Portfolio's expense ratio to exceed 1.25%. As of December 31, 2009, Advantus Capital and Securian Financial have collectively waived $159,355 pursuant to the Agreement. If Advantus Capital and Securian Financial exercise their rights to be paid such waived amounts, the Portfolio's future yield will be negatively affected for an indefinite period.

Performance
Update

Chris Sebald, CFA
and David Land, CFA
Portfolio Managers

The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. The Mortgage Securities Portfolio will invest primarily in mortgage-related securities. The risks incurred by investing in mortgage-related securities include, but are not limited to, reinvestment of prepaid loans at low rates of return, and the inability to reinvest at higher interest rates when mortgages are prepaid more slowly than expected. In addition, the net asset value of the Mortgage Securities Portfolio may fluctuate in response to changes in interest rates and is not guaranteed.

Mortgage Securities Portfolio

How did the Portfolio perform during 2009?

The Portfolio's performance for the year ended December 31, 2009, for each class of shares offered was as follows:

Class 1	8.32	percent*
Class 2	8.05	percent*

The Portfolio's benchmark, the Barclays Capital U.S. Mortgage Backed Securities Index**, returned 5.89 percent for the same period.

What influenced the portfolio's return during the past 12 months?

A historic credit crisis and deep recession kept our style of investing out of favor for more than a year. As 2009 began, the market environment changed, and the portfolio benefitted. To counter the biggest recession in more than 30 years and avoid another depression, the federal government threw most everything it had at the problem. The government's support of broad sectors of the fixed income market substantially expanded liquidity, and investors returned to the markets. The portfolio's overweight positions in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) had a significant impact on returns for the year.

What other market conditions or events influenced the portfolio's return during the past 12 months?

With the recovery in the markets, long-term Treasury yields rose significantly during the year, while short-term yields were essentially unchanged. Additionally, after the largest drop in home prices in the past 100 years, we saw a nice string of gains in home prices, primarily driven by government programs to spur home buying (first time home buyer credit) and to forestall foreclosure (modification programs). The improvement in home prices, along with the government's other market liquidity programs, served to boost the portfolio's non-agency mortgage-backed securities (MBS) and add to returns.

What strategies and techniques did you employ that specifically affected portfolio performance?

Because the timing and magnitude of the housing recovery remained in question, we believed it was prudent to increase our exposure to agency pass-throughs, even though there appears to be significant value on the non-agency market. We maintained this strategy throughout the year. When selecting mortgage pools we look for collateral characteristics that will provide us some advantage over generic pools. Currently, we believe that mortgage pools originated between 2003 and 2005 are preferable to newer origination. These older pools tend to have more predictable prepayment behavior, which investors find desirable.

What industries or sectors did you emphasize during the last 12 months and what is your outlook going forward?

We added to our agency pass-through holdings while maintaining exposures to non-agency mortgages, commercial real estate, and asset-backed securities.

The good times for risk assets are likely to last a little while longer. Government stimulus is still having a positive impact and that activity may now be shifted from the banking sector into more direct jobs programs as banks repay Troubled Asset Relief Program (TARP) funds. As a result, growth in the near quarters is likely to continue to confound the pessimists and embolden the optimists. However, as the Fed eliminates its MBS and Treasury bond buying programs—and without a follow-on program of some sort—the first signals of tightening will effectively be in place. Normally, markets continue to improve somewhat after Fed tightening policy begins and growth continues. All else equal, we would expect a similar economic path to play out. But, no one can be certain that the withdrawal of the largest stimulus in the history of the Fed won't cause violent reactions. For example, a quick change in interest rates will likely cause a sell-off in risk assets. So we are being especially cautious regarding our risk exposures, especially those more sensitive to long-term interest rates (agencies, MBS and CMBS), as the Fed makes some moves to remove stimulus. Market interest rates have been low for quite some time. Upward moving interest rates could be sudden and not well anticipated by the market or the Portfolio's investment advisor or both. Such an upswing in interest rates could negatively impact bond prices and the Portfolio's net asset value to a greater extent than would be typical during normal market conditions.

The past year was great for risk assets, as we rebounded from the worst financial calamity since the Great Depression. And such a rebound merited overweighting risk assets. We expect that 2010 won't be nearly as strong for the markets. With the prospect of central banks raising rates around the world, we can definitely see a time in 2010 when our risk exposures are near neutral and our portfolios look more like the benchmark. Due to government and Fed measures, 2009 was the best year ever for corporate bonds, CMBS, ABS and other non-government investment-grade bonds. In 2010, bond performance will likely be ruled more by the market's interpretation of the huge imbalances that still exist in the economy and less by the government intervention. These can't be ignored forever.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of net assets)

* The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Barclays Capital U.S. Mortgage Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Mortgage Securities Portfolio,
Barclays Mortgage-Backed Securities Index and Consumer Price Index

On the chart above you can see how the Mortgage Securities Portfolio's Class 1 shares total return compared to the Barclays Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on February 11, 2008, inception date of class 1, through December 31, 2009, assuming reinvestment of distributions, if any.

On the chart above you can see how the Mortgage Securities Portfolio's total return compared to the Barclays Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1999 through December 31, 2009, assuming reinvestment of distributions, if any.

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Performance
Update

James Seifert
Portfolio Manager

The Index 500 Portfolio+ seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500)+. It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. The risks incurred by investing in the Index 500 Portfolio include, but are not limited to, the risk that the Portfolio may not be able to replicate the performance of the S&P 500, and the risk of declines in the equity markets generally.

Index 500 Portfolio

How did the Portfolio perform during 2009?

The Portfolio's performance for the year ended December 31, 2009, for each class of shares offered was as follows:

Class 1	26.18	percent*
Class 2	25.87	percent*

The Portfolio's benchmark, the Standard & Poor's 500 Index**, returned 26.46 percent for the same period.

What influenced the portfolio's performance during the period?

The Index 500 portfolio is passively managed. The portfolio is fully invested and holds all 500 names at published float index weights. The portfolio seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index.

All 11 sectors of the index posted positive returns and only one sector—communication services—ended the period with a single-digit return (7.3 percent). Financial stocks led the headlines in 2009, but it was the technology sector that the year with the most impressive return: 59.4 percent. In terms of size, all 10 segments (50 stocks per segment) ended the period with double-digit returns, but smaller stocks were the strongest performers. The smallest stocks—those with market capitalizations of $3.4 billion and below—ended the period with a return of 104.71 percent. The largest stocks ended the period with a return of 17.62 percent

What other market conditions or events influenced the portfolio's performance during the period?

Better-than-expected earnings drove stock market gains. Increases in 2009 came primarily from cost cutting, as corporations retrenched quickly, trimming payrolls to bring company economics in line with the environment.

Institutional investors led the return to equities in 2009. In 2010, the market will expect companies to start showing positive top-line revenue growth. Large numbers of once-burned individual investors remain on the sidelines, keeping assets safely tucked in low-yielding money market funds.

What will affect the portfolio going forward?

Employment will be the key to how the economy fares in the year ahead. Consumers account for two-thirds of economic activity, and continued high unemployment rates would pose a big roadblock to a sustained recovery.

Government deficits and taxes will be a key economic topic in 2010, with attention focused on paying the stimulus back. Deficits eventually have to be paid for, either through spending cuts or higher taxes. Since 2010 is an election year, the discussion will likely be loud and heated. It's difficult to know whether the issue will affect the markets, which may have already factored it into current pricing.

While we look for the economy and markets to improve in the year ahead, we remain cautionary in our expectations.

+"Standard & Poor's®", "S&P®", "S&P 500®", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

Ten Largest Stock Holdings

Security description	Shares	Market value	% of stock portfolio
Exxon Mobil Corporation	208,609	$14,225,045	3.3%
Microsoft Corporation	339,451	10,349,861	2.4%
Apple, Inc.	39,579	8,345,628	1.9%
Johnson & Johnson	121,243	7,809,262	1.8%
Procter & Gamble Company	128,389	7,784,225	1.8%
International Business Machines Corporation	57,724	7,556,072	1.7%
AT&T, Inc.	259,306	7,268,347	1.7%
JPMorgan Chase & Company	173,163	7,215,704	1.6%
General Electric Company	467,880	7,079,024	1.6%
Chevron Corporation	88,161	6,787,515	1.5%
		$84,420,683	19.3%

Sector Diversification (shown as a percentage of net assets)

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Index 500 Portfolio,
S&P 500® Index and Consumer Price Index

On the chart above you can see how the Index 500 Portfolio's Class 1 shares total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on February 11, 2008, inception date of class 1, through December 31, 2009, assuming reinvestment of distributions, if any.

On the chart above you can see how the Index 500 Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1999 through December 31, 2009, assuming reinvestment of distributions, if any.

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Performance
Update

Michael Hastenstab, Ph.D.
Portfolio Manager
Franklin Advisers, Inc.

The International Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. While Advantus Capital Management, Inc. acts as the investment adviser for the Portfolio, Franklin Advisers, Inc. provided investment advice to the International Bond Portfolio under a sub-advisory agreement. Investment risks associated with international investing in addition to other risks include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

International Bond Portfolio

How did the portfolio perform during 2009?

The Portfolio's performance for the year ended December 31, 2009, for each class of shares offered was as follows:

Class 1	17.85	percent*
Class 2	17.56	percent*

The portfolio's benchmarks, the Citigroup Non-U.S. World Government Bond Index**, and the Citigroup World Government Bond Index*** returned 4.39 percent and 7.21 percent, respectively, for the same period.

What influenced the portfolio's performance during the period?

The portfolio's broad sector and geographical diversification were instrumental in our ability to manage bond market volatility and take advantage of upside opportunities. Risk management was crucial throughout 2009, which proved a great stress test for our strategy.

Throughout the year, we have remained opportunistic in terms of the diversity of countries, and we have continued to look at a far wider range of investment options than would commonly be represented in a standard global bond index. The Portfolio's opportunistic strategy focuses on three sources of return: currencies, interest rates and sovereign spreads.

Since inception, the portfolio has been underweight in many core fixed income markets, including the U.S., Eurozone and Japan. As the year progressed, we reduced some duration positioning in select markets we believed to be overbought. At the same time, we took advantage of exchange rate opportunities in some markets where we believe relative growth fundamentals remain attractive.

In short, we continued to focus on the underlying fundamentals of each position included in the portfolio and only took on exposure if those fundamentals justified it, regardless of market momentum or inclusion in an index.

What other market conditions or events influenced the portfolio's performance during the period?

Aside from interest rates and currencies, the relative growth outperformance by emerging markets created attractive opportunities in the sovereign bond sector. A slowdown in growth re-opened a financing need for some sovereigns with solid credit fundamentals. As a result, this was an area in which the portfolio registered solid returns.

The announcement of a debt standstill by the government-owned Dubai World and the ratings downgrades of Greece caused fairly sizable and broad concerns about regional securities and sovereign bonds in general. However, we did not have any explicit exposure to either Greece or Dubai. Broadly speaking, emerging markets have greatly improved their debt conditions and their debt sustainability by running good fiscal accounts, accumulating international reserves and running current account surpluses.

What strategies and techniques did you employ that specifically affected the portfolio's performance during the period?

Differences in the pace of recovery allowed us to take advantage of exchange rate opportunities. As the year progressed, we generally pared back some of our interest rate exposure and moved shorter in the yield curve in select markets where we believed valuations were rich compared to fundamentals.

What industries or sectors did you emphasize during the period?

The broad portfolio positioning was a relatively even split between currency, interest rates and sovereign credit opportunities. We maintain a large allocation to non-Japan Asia, as well as some exposure in select markets in Latin American and "peripheral" Europe, particularly the Scandinavian countries.

What sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

We continue to believe that healthy levels of risk appetite should be justified by the growth outlook in emerging markets, particularly in Asia. In Asia, China continues to lead the way, and growth momentum there is sufficiently buoyant that policymakers are considering whether some cooling might be needed. Against the background of a robust recovery, rising food prices might cause meaningful inflation pressures in some emerging markets, and some central banks might therefore begin to counter with interest rate increases or by allowing somewhat stronger currencies. An assessment of each country's fundamental growth and inflation outlook will therefore provide important guidance to our positioning on global interest rates and currencies. In particular, we would expect Asian currencies to be supported over the medium-term against the G-3 economies (the U.S., Japan and Germany) in light of the far stronger recovery compared to much of the developed world.

We also continue to expect that higher fiscal deficits in the U.S. will result in higher Treasury yields in the year ahead. We hold no U.S. Treasuries and very little duration exposure in other developed government bonds. Further, we are pursuing ways to not only be cushioned from, but actually capitalize on, rising yields.

Ten Largest Bond Holdings

Security description	Market value	% of bond portfolio
Mexican Bonos (MXN) — 10.000%, 12/05/24	$4,809,786	5.3%
Malaysian Government Bond (MYR) — 3.756%, 04/28/11	4,027,187	4.5%
Sweden Government Bond (SEK) — 5.250%, 03/15/11	3,980,255	4.4%
Russia Foreign Bond — 144A Issue (USD) — 7.500%, 03/01/30	3,773,066	4.2%
Korea Treasury Bond (KRW) — 5.250%, 09/10/12	3,661,619	4.1%
France Government Bond (EUR) — 4.250%, 10/25/17	3,562,772	3.9%
Kreditanstalt fuer Wiederaufbau (NZD) — 6.500%, 11/15/11	2,330,566	2.6%
Indonesia Treasury Bond (IDR) — 10.250%, 07/15/27	2,305,760	2.6%
Australia Government Bond (AUD) — 5.750%, 04/15/12	2,300,335	2.5%
Poland Government Bond (PLN) — 4.750%, 04/25/12	2,256,100	2.5%
	$33,007,446	36.6%

Country Diversification (shown as a percentage of net assets)

Currency Diversification (shown as a percentage of net assets)

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Citigroup Non-U.S. World Government Bond Index is a market value-weighted index of government debt securities issued by eleven different nations: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain and the United Kingdom. The goal of the index is to include all fixed-rate institutionally traded bonds issued by the above governments. The minimum maturity is one year, and the minimum outstanding must be at least $25 million U.S. dollars. Also included in the index are zero-coupon renewable securities. Floating rate and private placement issues are excluded from the index. Returns are available in both U.S. dollars and local currency terms.

***The Citigroup World Government Bond Index is a market capitalization weighted index consisting of the government bond markets from twenty-three countries. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. Each bond must have a minimum rating of BBB-/Baa3 by S&P or Moody's.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in International Bond Portfolio,
CitiGroup Non-U.S. World Government Bond Index and Consumer Price Index

On the chart above you can see how the International Bond Portfolio's Class 1 shares total return compared to the CitiGroup World Government Bond Index, the CitiGroup Non-US World Government Bond Index and the Consumer Price Index. The four lines represent the total return of a hypothetical $10,000 investment made on February 11, 2008, inception date of Class 1, through December 31, 2009, assuming reinvestment of distributions, if any.

On the chart above you can see how the International Bond Portfolio's total return compared to the CitiGroup World Government Bond Index, the CitiGroup Non-US World Government Bond Index and the Consumer Price Index. The four lines represent the total return of a hypothetical $10,000 investment made on December 31, 1999 through December 31, 2009, assuming reinvestment of distributions, if any.

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Performance
Update

James Seifert
Portfolio Manager

The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (S&P 400)+. It is designed to provide an economical and convenient means of maintaining a diversified Portfolio in this equity security area as part of an over-all investment strategy. The risks incurred by investing in the Index 400 Mid-Cap Portfolio include, but are not limited to, the risk that the Portfolio may not be able to replicate the performance of the S&P 400, and the risk of declines in the market for mid-cap stocks or in the equity markets generally.

Index 400 Mid-Cap Portfolio

How did the Portfolio perform during 2009?

The Portfolio's performance for the year ended December 31, 2009, for each class of shares offered was as follows:

Class 1	36.77	percent*
Class 2	36.43	percent*

The Portfolio's benchmark, the Standard and Poor's MidCap 400 Index** returned 37.38 percent for the same period.

What influenced the portfolio's performance during the period?

The 400 Mid-Cap portfolio is passively managed. The portfolio is fully invested and holds all 400 stocks at published free float index weights. The portfolio seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 400 Index.

All 11 sectors of the index posted positive, double-digit returns. Financial stocks led the headlines in 2009, but it was the energy sector that ended the year with the most impressive return: 76.74 percent. In terms of size, all 10 segments (40 stocks per segment) ended the period with double-digit returns, but the smaller stocks were the strongest performers. Stocks with market capitalizations of $1 billion and below ended the period with a return of 116.85 percent. The 40 largest stocks ended the period with a return of 13.76 percent.

What other market conditions or events influenced the portfolio's performance during the period?

Better-than-expected earnings drove stock market gains. Increases in 2009 came primarily from cost cutting, as corporations retrenched quickly, trimming payrolls to bring company economics in line with the environment.

Institutional investors led the return to equities in 2009. In 2010, the market will expect companies to start showing positive top-line revenue growth. Large numbers of once-burned individual investors remain on the sidelines, keeping assets safely tucked in low-yielding money market funds.

What will affect the portfolio going forward?

Employment will be the key to how the economy fares in the year ahead. Consumers account for two-thirds of economic activity, and continued high unemployment rates would pose a big roadblock to a sustained recovery.

Government deficits and taxes will be a key economic topic in 2010, with attention focused on paying the stimulus back. Deficits eventually have to be paid for, either through spending cuts or higher taxes. Since 2010 is an election year, the discussion will likely be loud and heated. It's difficult to know whether the issue will affect the markets, which may have already factored it into current pricing.

While we look for the economy and markets to improve in the year ahead, we remain cautionary in our expectations.

Ten Largest Stock Holdings

Security description	Shares	Market value	% of stock portfolio
Vertex Pharmaceuticals, Inc.	29,728	$1,273,845	0.9%
Newfield Exploration Company	20,499	988,667	0.7%
New York Community Bancorp, Inc.	64,155	930,889	0.7%
Cree, Inc.	15,989	901,300	0.6%
Cerner Corporation	10,453	861,745	0.6%
Pride International, Inc.	26,924	859,145	0.6%
CarMax, Inc.	34,223	829,908	0.6%
Joy Global, Inc.	15,786	814,400	0.6%
Everest Re Group, Ltd.	9,316	798,195	0.6%
Lam Research Corporation	19,632	769,771	0.6%
		$9,027,865	6.5%

Sector Diversification (shown as a percentage of net assets)

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.

+"Standard & Poor's®", "S&P®", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 400 Mid-Cap Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Index 400 Mid-Cap Portfolio,
S&P MidCap 400® Index and Consumer Price Index

On the chart above you can see how the Index 400 Mid-Cap Portfolio's Class 1 shares total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on February 11, 2008, inception date of Class 1, through December 31, 2009, assuming reinvestment of distributions, if any.

On the chart above you can see how the Index 400 Mid-Cap Portfolio's Class 2 shares total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1999 through December 31, 2009, assuming reinvestment of distributions, if any.

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Performance
Update

Joe Betlej, CFA
Portfolio Manager

The Real Estate Securities Portfolio seeks above-average income and long-term growth of capital. The Portfolio intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the Real Estate Securities Portfolio, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

Real Estate Securities Portfolio

How did the portfolio perform during 2009?

The Portfolio's performance for the year ended December 31, 2009, for each class of shares offered was as follows:

Class 1	24.90	percent*
Class 2	24.59	percent*

The Portfolio's benchmark, the Dow Jones Wilshire Real Estate Securities Index**, returned 29.20 percent for the same period.

What influenced the portfolio's return during the past 12 months?

The performance of real estate investment trusts (REITs) was quite volatile during the past year. Performance of the index through the early part of March was dismal—down by more than 40 percent. Fundamentals were in the early stages of decline. Cost of capital increased substantially for REITs as the cost of debt skyrocketed, if you could find it. Many REITs cut back or suspended their dividends in order to hoard cash. The sector had been left for dead. The portfolio was defensively positioned and had higher than normal cash levels, allowing it to generate better relative performance.

As the second quarter of the year evolved, many REITs realized that they had to deal with the unfortunate position of being over-leveraged and facing near-term maturities of debt. Many companies began to issue equity at very dilutive prices. This, however, allowed the companies to put aside the refinancing issues and better position themselves to take advantage of opportunities that might be created due to the dislocation in the financial markets. Investors began to recognize that the move to raise equity better positioned REITs and removed much of the near-term pressure on these stocks. With the continued issuance of equity, the Dow Jones Wilshire Real Estate Securities Index rebounded by roughly 70 percent by early June, only to correct by about 10 percent by early July. That marked the beginning of another 50 percent upward move that was largely driven by a rebirth of interest in mortgage financing for commercial real estate. The rebound in availability of capital allowed the lesser-quality companies to outperform. As it was clear that occupancies and rental rates were still in rapid decline, the Portfolio continued to be positioned in higher quality names and more defensive positioning. The result was as the "junk rally" was in full force during the third quarter of 2009, the higher quality stance caused the Portfolio to underperform to a large degree in this time frame.

Hotel REITs and regional mall companies led performance in the year, as both sectors started the year with very low expectations. The portfolio's performance suffered with an underweight to both property types. Non-benchmark tower companies and real estate brokers positively impacted portfolio performance. The worst performers were clearly the shopping center retail companies, largely due to their large development pipelines, excessive leverage and poor fundamental outlook. Fortunately, the portfolio was underweight shopping centers. Above-average cash levels in the portfolio also diminished portfolio returns as the market rallied substantially after March of this year.

What other market conditions or events influenced the portfolio's return during the past 12 months?

As the year wore on, the market clearly regarded REITs as the favored way to own commercial real estate in today's market. The liquidity of REITs during this downturn has been magnified versus illiquid private options. REITs have used their improved balance sheets and liquidity to lease more aggressively, resulting in more stable cash flow. With the relative balance sheet strength, REITs are positioned to take advantage of attractive acquisition opportunities that will be available as the significant mortgage debt coming due in the next few years forces assets on to the market.

REIT stock prices suggest that the companies are now trading modestly above the underlying value of assets, confirming the status of the REIT business model. REITs should trade at above the value of their assets due to their liquidity, company management teams and systems, all of which are part of the value proposition. Additionally, REITs are trading at cash flow multiples that are above historic averages, although this is typical of markets as they trade on trough earnings.

Contrary to the positive move in valuations, the fundamental earnings drivers of market occupancy and rental rate declined through the year. It will likely be late in 2010 or early 2011 before these fundamentals begin to turn, because real estate tends to be a trailing segment in the economy. Early signs indicate that the economy in general is improving. These signs will need to be well recognized by employers before they begin to seek new offices for their employees or retail space and warehouses for their goods. Seeing weakness in near-term fundamentals, we applaud the companies that have been aggressive in leasing their portfolios, extending lease terms to stabilize earnings through a tough operating environment, and "right sizing" expenses to the new operating environment. REITs benefit from scale and stronger balance sheets to bring out these efficiencies and market share gains.

What strategies and techniques did you employ that specifically affected portfolio performance?

Early in the year, the portfolio was positioned defensively, favoring health care and net lease companies. As availability of capital to the real estate sector improved in the second half of the year, we began to seek companies with balance sheet issues that could be corrected. Equity raises, asset sales and joint ventures were among opportunities used by some of these companies to create cash to pay down debt and, in particular, short-term maturities. The result is a better foundation to operate their assets in the future. We added exposure to companies with potential for acquisitions that are accretive to their cost of capital. Nonetheless, concerns about the timing of a rebound in real estate fundamentals had us remaining cautious, continuing our solid exposure to high quality companies with more predictable cash flow. Unfortunately, it was the poorest quality stocks that had very strong outperformance in the second half of the year, impacting portfolio performance negatively.

What industries or sectors did you emphasize during the last 12 months and what is your outlook going forward?

As REITs pivoted from capital starvation to relative balance sheet stability, their share prices rebounded. Fundamentals will continue to weaken through 2010, but the market has already begun to focus on a 2011 fundamental rebound. The best opportunities may be with the best operators who can run their operating expenses efficiently while seeking to optimize portfolio occupancy. These companies with higher cash flow stability will be favored by investors. Investment portfolios with broader mandates that are underweight to REITs may begin to accumulate some of the higher quality, bellwether names. As REIT stocks trade at higher levels, acquisition and merger opportunities may be found for companies or properties that are inadequately capitalized.

REITs have established themselves as the preferred way to own real estate, and they have survived a major test to their capital structure. Many are well-positioned to go on the offensive when a large number of undercapitalized and foreclosed properties are forced on to the market. The REIT model has benefited from scale opportunities and should generate substantial cash flow growth once the economy picks up and real estate revenue growth gains traction. Expect REITs to increase their dividends once cash flow begins to grow, bringing further investor attraction to these companies.

Despite the competitive advantage, cost of capital to REITs may increase with rising interest rates and may face growing pressure as government deficit-related borrowing grows. Additionally, state and local government budgets will be under significant pressures in 2010. Commercial real estate could become a source to cover these deficits through property tax and fee increases, reducing the profitability of a real estate venture. Pressures remain on a sector that potentially has strong prospects.

Ten Largest Stock Holdings

Security description	Shares	Market value	% of stock portfolio
Simon Property Group, Inc.	106,879	$8,528,944	10.3%
HCP, Inc.	127,800	3,903,012	4.7%
Vornado Realty Trust	54,986	3,845,721	4.7%
Boston Properties, Inc.	57,321	3,844,519	4.7%
Public Storage, Inc.	44,100	3,591,945	4.3%
Equity Residential	95,800	3,236,124	3.9%
Host Hotels & Resorts, Inc.	274,646	3,205,119	3.9%
Digital Realty Trust, Inc.	56,600	2,845,848	3.4%
Ventas, Inc.	64,900	2,838,726	3.4%
AvalonBay Communities, Inc.	25,851	2,122,626	2.6%
		$37,962,584	45.9%

Sector Diversification (shown as a percentage of net assets)

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Dow Jones Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Real Estate Securities Portfolio,
Dow Jones Wilshire Associates Real Estate Securities Index and Consumer Price Index

On the chart above you can see how the Real Estate Securities Portfolio's Class 1 shares total return compared to the Dow Jones Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on February 11, 2008, inception date of class 1, through December 31, 2009, assuming reinvestment of distributions, if any.

On the chart above you can see how the Real Estate Securities Portfolio's Class 2 shares total return compared to the Dow Jones Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1999, through December 31, 2009, assuming reinvestment of distributions, if any.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Advantus Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of the Bond, Money Market, Mortgage Securities, Index 500, International Bond, Index 400 Mid-Cap, and Real Estate Securities Portfolios (the Portfolios) of Advantus Series Fund, Inc. as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond, Money Market, Mortgage Securities, Index 500, International Bond, Index 400 Mid-Cap, and Real Estate Securities Portfolios of Advantus Series Fund, Inc. as of December 31, 2009, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

  KPMG LLP

Minneapolis, Minnesota
February 26, 2010

Bond Portfolio
Investments in Securities

December 31, 2009

(Percentages of each investment category relate to total net assets.)

Principal		Coupon	Maturity	Fair Value(a)
Long-Term Debt Securities (96.2%)
Government Obligations (49.2%)
U.S. Government and Agency Obligations (49.2%)
Federal Deposit Insurance Corporation (FDIC) (9.6%)
$2,785,000	Citibank, N.A. (c)	0.284%	07/12/11	$2,787,724
4,000,000	Citibank, N.A. (c)	0.401%	03/30/11	4,011,728
1,420,000	Bank of America, N.A.	1.700%	12/23/10	1,432,854
5,220,000	HSBC USA, Inc.	3.125%	12/16/11	5,401,927
1,745,000	John Deere Capital Corporation	2.875%	06/19/12	1,798,180
5,465,000	JPMorgan Chase & Company	2.625%	12/01/10	5,572,431
3,475,000	General Electric Capital Corporation	1.625%	01/07/11	3,511,501
455,000	General Electric Capital Corporation	3.000%	12/09/11	469,024
1,810,000	PNC Funding Corporation	2.300%	06/22/12	1,840,582
1,740,000	Sovereign Bank	2.750%	01/17/12	1,786,030
4,815,000	The Goldman Sachs Group, Inc. (c)	0.334%	03/15/11	4,824,611
				33,436,592
Federal Home Loan Mortgage Corporation (FHLMC) (9.6%)
768,485		3.413%	05/25/19	766,112
400,000	(h)	4.500%	01/01/40	399,000
1,330,000		4.875%	11/15/13	1,455,654
1,173,452	(l)	5.000%	04/01/35	1,205,599
617,094		5.000%	08/01/35	634,000
2,399,414		5.000%	11/01/35	2,465,148
535,000	(h)	5.000%	01/01/36	548,542
377,082	(l)	5.500%	12/01/17	403,923
733,436	(l)	5.500%	06/01/20	780,745
1,138,199		5.500%	10/01/20	1,211,617
845,017		5.500%	11/01/23	894,821
3,477,224	(l)	5.500%	05/01/34	3,703,200
1,774,218	(l)	5.500%	10/01/34	1,881,416
865,000	(h)	5.500%	12/01/34	906,088
1,374,100		5.500%	07/01/35	1,444,666
1,469,014	(l)	5.500%	07/01/35	1,544,454
2,704,283	(l)	5.500%	10/01/35	2,865,987
3,251,334		5.500%	12/01/38	3,409,484
2,090,164	(l)	6.000%	11/01/33	2,233,863
251,810	(l)	6.500%	09/01/32	275,597
1,954,839		6.500%	06/01/36	2,095,953
1,825,647	(l)	7.000%	12/01/37	1,991,400
				33,117,269
Federal National Mortgage Association (FNMA) (21.0%)
500,000	(h)	4.500%	01/01/25	514,219
1,125,000		4.750%	12/15/10	1,169,306
158,642		5.000%	05/01/18	167,861
333,084		5.000%	06/01/18	351,125
688,532		5.000%	07/01/18	728,542
568,526		5.000%	11/01/33	585,789
253,259		5.000%	05/01/34	260,712
2,907,277		5.000%	12/01/34	2,995,556

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Government Obligations—continued
$1,710,850	(l)	5.000%	08/01/35	$1,759,057
929,598		5.000%	04/01/38	955,013
537,919		5.500%	01/01/17	571,941
105,835		5.500%	09/01/17	113,527
443,214		5.500%	02/01/18	475,143
835,162		5.500%	03/01/18	889,289
2,259,497	(l)	5.500%	04/01/33	2,394,295
994,782		5.500%	05/01/33	1,054,168
954,314		5.500%	10/01/33	1,003,024
643,502	(l)	5.500%	12/01/33	682,438
1,040,070		5.500%	01/01/34	1,093,157
1,046,483	(l)	5.500%	01/01/34	1,099,897
715,854		5.500%	02/01/34	759,166
2,083,004		5.500%	03/01/34	2,207,822
4,115,228		5.500%	04/01/34	4,351,267
252,478		5.500%	09/01/34	267,661
2,080,000	(h)	5.500%	01/01/35	2,177,175
1,085,472	(l)	5.500%	02/01/35	1,140,876
2,201,582		5.500%	04/01/35	2,312,579
1,597,565	(l)	5.500%	08/01/35	1,680,855
1,466,631		5.500%	10/01/35	1,557,216
1,217,003		5.500%	11/01/35	1,278,360
557,317	(l)	6.000%	09/01/17	601,532
718,102		6.000%	08/01/23	767,115
693,659		6.000%	10/01/32	751,900
889,597	(l)	6.000%	10/01/32	964,287
1,039,611		6.000%	11/01/32	1,126,757
1,326,929		6.000%	03/01/33	1,437,819
169,586		6.000%	04/01/33	181,139
791,271		6.000%	12/01/33	845,177
4,955,000	(h)	6.000%	01/01/35	5,247,652
767,313		6.000%	01/01/36	816,469
707,278		6.000%	07/01/37	750,267
1,226,440		6.000%	09/01/37	1,300,984
2,190,378		6.000%	07/01/38	2,322,143
1,033,978		6.000%	10/01/38	1,098,278
1,266,977		6.000%	12/01/38	1,343,986
265,000	(h)	6.500%	06/01/26	283,799
356,656		6.500%	12/01/31	388,211
113,537	(l)	6.500%	02/01/32	124,336
593,501		6.500%	04/01/32	642,118
227,643		6.500%	05/01/32	249,325
498,922		6.500%	07/01/32	546,133
658,778		6.500%	08/01/32	721,175
486,094		6.500%	09/01/32	531,995
1,775,944	(l)	6.500%	09/01/32	1,943,828
516,593		6.500%	10/01/32	565,402
338,337		6.500%	08/01/37	363,078
765,069	(l)	6.500%	08/01/37	820,178
4,801,775		6.500%	10/01/37	5,147,652

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Government Obligations—continued
$1,350,165		6.500%	11/01/37	$1,447,419
367,157		7.000%	07/01/31	410,821
553,348		7.000%	09/01/31	618,695
585,648		7.000%	11/01/31	651,149
148,646		7.000%	02/01/32	166,482
86,433		7.000%	03/01/32	97,092
343,250		7.000%	07/01/32	385,250
395,749		7.500%	04/01/31	448,208
125,116		7.500%	05/01/31	141,316
				72,846,203
Government National Mortgage Association (GNMA) (2.5%)
24,156,327	(c) (f)	0.862%	06/17/45	870,046
500,000		4.408%	01/16/25	516,666
1,000,000	(h)	5.000%	01/01/38	1,028,281
329,971		5.500%	12/15/34	347,876
3,110,000	(h)	5.500%	01/01/35	3,257,725
1,453,678		5.500%	07/15/38	1,524,837
1,118,637		5.500%	10/15/38	1,173,397
21,631		8.500%	10/15/22	24,843
				8,743,671
U.S. Treasury (6.5%)
5,795,000	U.S. Treasury Bond	4.500%	08/15/39	5,663,708
7,115,000	U.S. Treasury Bond (i)	5.375%	02/15/31	7,862,075
1,235,829	U.S. Treasury Inflation-Indexed Notes (g)	1.875%	07/15/13	1,301,579
1,615,000	U.S. Treasury Note	1.000%	12/31/11	1,610,459
280,000	U.S. Treasury Note	2.625%	12/31/14	279,191
930,000	U.S. Treasury Note	3.250%	06/30/16	932,689
5,095,000	U.S. Treasury Note	3.375%	11/15/19	4,900,778
				22,550,479
	Total U.S. government and agency obligations (cost: $166,436,289)			170,694,214
Asset-Backed Securities (5.3%)
340,517	Associates Manufactured Housing Pass-Through Certificates (c)	7.725%	06/15/28	342,197
2,430,000	Centex Home Equity (k)	5.048%	06/25/35	2,205,005
1,745,000	Citibank Omni Master Trust - 144A Issue (e)	4.900%	11/15/18	1,738,027
410,958	Conseco Financial Corporation	6.400%	10/15/18	409,612
1,755,000	Countryplace Manufactured Housing Contract Trust - 144A Issue (c) (d) (m)	5.200%	12/15/35	982,252
2,616,559	Countrywide Asset-Backed Certificates (c)	5.934%	05/25/37	927,581
1,026,751	Countrywide Asset-Backed Certificates (c)	5.962%	03/25/34	339,271
497,232	Credit-Based Asset Servicing and Securitization, LLC - 144A Issue (e) (k)	6.240%	10/25/36	490,912
935,000	Credit-Based Asset Servicing and Securitization, LLC - 144A Issue (e) (k)	6.250%	10/25/36	898,757
2,275,000	Flagstar Home Equity Loan Trust - 144A Issue (e) (k)	5.997%	01/25/35	590,640
700,000	Ford Credit Auto Owner Trust	2.790%	08/15/13	713,351
435,000	Ford Credit Auto Owner Trust - 144A Issue (d)	7.050%	12/15/13	455,021

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Asset-Backed Securities—continued
$3,095,000	GMAC Mortgage Corporation Loan Trust (c) (l)	5.952%	08/25/37	$1,375,814
1,954,362	GMAC Mortgage Corporation Loan Trust (l) (k)	6.088%	10/25/36	907,652
700,000	Harley-Davidson Motorcycle Trust	1.160%	10/15/12	699,582
345,155	JPMorgan Auto Receivables Trust - 144A Issue (d)	7.090%	02/15/14	316,536
3,297,000	JPMorgan Mortgage Acquisition Corporation (k)	6.337%	08/25/36	1,881,407
185,605	National Collegiate Trust (m)	7.240%	09/20/14	61,366
42,244	Oakwood Mortgage Investors, Inc. (d)	8.100%	08/15/26	41,775
440,000	Origen Manufactured Housing	5.605%	05/15/22	428,138
1,500,000	Origen Manufactured Housing (c)	5.700%	01/15/35	1,362,809
721,143	Origen Manufactured Housing (c)	5.730%	11/15/35	677,861
796,338	Origen Manufactured Housing (c)	5.860%	06/15/36	628,484
	Total asset-backed securities (cost: $28,224,421)			18,474,050
Other Mortgage-Backed Securities (9.5%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (2.6%)
2,275,344	Banc of America Alternative Loan Trust (c)	5.662%	11/25/35	232,142
2,227,780	Banc of America Alternative Loan Trust (c)	5.801%	01/25/36	191,443
1,791,482	Banc of America Alternative Loan Trust (c)	6.209%	05/25/46	308,638
748,964	Banc of America Alternative Loan Trust (c) (d)	6.281%	11/25/46	1,365
1,500,000	Banc of America Large Loan, Inc. - 144A Issue (c) (e)	5.204%	01/25/17	1,465,585
1,543,899	Banc of America Mortgage Securities, Inc.	6.000%	03/25/37	121,738
57,000	BHN I Mortgage Fund - 144A Issue (b) (d) (j) (m)	7.916%	07/01/10	285
96,226	BlackRock Capital Finance, LP - 144A Issue (e) (m)	7.750%	09/25/26	35,814
197,350	Citimortgage Alternative Loan Trust (c) (d) (m)	6.234%	07/25/37	—
1,771,737	Citimortgage Alternative Loan Trust	6.250%	07/25/37	285,139
970,464	Global Mortgage Securitization, Ltd. (b) (l)	5.250%	04/25/32	695,905
1,804,959	Global Mortgage Securitization, Ltd. - 144A Issue (b) (d)	5.250%	11/25/32	1,352,215
1,480,503	JPMorgan Mortgage Trust (c)	3.445%	11/25/33	488,824
1,360,571	JPMorgan Mortgage Trust (c)	5.629%	04/25/37	1,161,278
111,502	Mellon Residential Funding Corporation	6.750%	06/25/28	94,254
2,264,479	RESI Finance, LP - 144A Issue (b) (c) (d) (m)	1.635%	09/10/35	1,278,724
1,942,626	Residential Accredit Loans, Inc.	5.750%	05/25/33	1,361,217
				9,074,566
Commercial Mortgage-Backed Securities (6.9%)
339,380	Asset Securitization Corporation (c) (f)	8.621%	08/13/29	51,090
2,445,000	Asset Securitization Corporation (c)	7.489%	02/14/43	2,164,721
5,334,822	Asset Securitization Corporation - 144A Issue (c) (e) (f)	1.487%	10/13/26	109,004
3,491,000	Banc of America Commercial Mortgage, Inc.	5.451%	01/15/49	3,078,549
3,605,000	Citigroup/Deutsche Bank Commercial Mortgage Trust - 144A Issue (c) (d)	5.618%	01/15/46	2,388,604
290,000	Commercial Mortgage Pass-Through Certificates - 144A Issue (c) (e)	5.570%	02/05/19	173,704
274,822	FFCA Secured Lending Corporation - 144A Issue (e) (l)	6.940%	09/18/25	255,161
865,000	GE Capital Commercial Mortgage Corporation - 144A Issue (c) (e)	6.039%	08/11/36	810,408

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Other Mortgage-Backed Securities—continued
$1,115,000	GE Capital Commercial Mortgage Corporation - 144A Issue (c) (e) (l)	6.314%	08/11/36	$993,045
1,352,000	GMAC Commercial Mortgage Securities, Inc. - 144A Issue (c) (e) (l)	5.310%	05/10/36	832,024
2,307,901	Hometown Commercial Mortgage - 144A Issue (d)	5.506%	11/11/38	1,035,897
2,285,670	Hometown Commercial Mortgage - 144A Issue (d)	6.057%	04/11/17	731,508
2,165,000	JPMorgan Chase Commercial Mortgage Securities Corporation -144A Issue (e)	5.633%	12/05/19	2,144,584
1,412,206	JPMorgan Chase Commercial Mortgage Securities Corporation	4.625%	03/15/46	1,410,951
1,000,000	LB-UBS Commercial Mortgage Trust	4.547%	08/15/29	998,785
1,480,000	LB-UBS Commercial Mortgage Trust - 144A Issue (e)	6.647%	07/14/16	1,526,464
2,410,000	Morgan Stanley Capital I (c)	5.632%	04/12/49	2,433,977
11,373,007	Multi Security Asset Trust - 144A Issue (c) (d) (f)	1.150%	11/28/35	204,714
1,540,000	Multi Security Asset Trust - 144A Issue (c) (d)	5.880%	11/28/35	100,100
2,515,000	Timberstar Trust - 144A Issue (e)	6.208%	10/15/36	2,313,800
				23,757,090
	Total other mortgage-backed securities (cost: $52,039,575)			32,831,656
Corporate Obligations (32.2%)
Basic Materials (1.4%)
Agriculture Products (.4%)
1,245,000	Cargill, Inc. - 144A Issue (e)	5.200%	01/22/13	1,320,127
Construction (.4%)
1,450,000	CRH America, Inc.	6.000%	09/30/16	1,514,468
Metal Fabrication (.6%)
1,760,000	Rio Tinto Finance USA, Ltd. (b)	8.950%	05/01/14	2,109,010
Capital Goods (1.3%)
Manufacturing (1.3%)
2,155,000	Roper Industries, Inc.	6.250%	09/01/19	2,243,493
755,000	Tyco International Finance SA (b)	4.125%	10/15/14	771,781
1,225,000	Tyco International Finance SA (b)	8.500%	01/15/19	1,479,491
				4,494,765
Communication Services (1.3%)
Broadcasting (.6%)
2,000,000	COX Communications, Inc.	7.125%	10/01/12	2,221,672
Telephone (.7%)
2,220,000	CenturyTel, Inc.	7.600%	09/15/39	2,275,138
Consumer Cyclical (.4%)
Service (.4%)
1,550,000	DirecTV Holdings LLC/DirecTV Financing
	Company, Inc. - 144A Issue (e)	5.875%	10/01/19	1,576,499

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Consumer Staples (5.3%)
Beverage (1.9%)
$2,355,000	Bottling Group, LLC	6.950%	03/15/14	$2,709,682
3,550,000	SABMiller PLC - 144A Issue (b) (e)	5.500%	08/15/13	3,779,823
				6,489,505
Entertainment (1.0%)
1,815,000	Time Warner Cable, Inc.	5.000%	02/01/20	1,760,062
1,610,000	Time Warner Cable, Inc.	7.500%	04/01/14	1,855,008
				3,615,070
Household Products (.6%)
2,070,000	Fortune Brands, Inc.	6.375%	06/15/14	2,216,877
Tobacco (1.8%)
2,800,000	Altria Group, Inc.	10.200%	02/06/39	3,735,306
450,000	Reynolds American, Inc.	6.750%	06/15/17	466,023
845,000	Reynolds American, Inc.	7.250%	06/01/12	928,919
1,015,000	Reynolds American, Inc.	7.625%	06/01/16	1,106,530
				6,236,778
Energy (2.5%)
Oil & Gas Services (.5%)
1,340,000	Smith International, Inc.	8.625%	03/15/14	1,549,427
Pipelines (2.0%)
1,460,000	Energy Transfer Partners, LP	9.700%	03/15/19	1,803,250
2,400,000	Kinder Morgan Energy Partners, LP	9.000%	02/01/19	2,953,203
2,000,000	NuStar Logistics, LP	7.650%	04/15/18	2,193,376
				6,949,829
Financial (13.6%)
Banks (.5%)
1,440,000	Bank of America Corporation	7.375%	05/15/14	1,633,988
Finance — Diversified (1.8%)
2,000,000	Allied Capital Corporation (d)	6.625%	07/15/11	1,895,330
645,000	Ameriprise Financial, Inc.	7.300%	06/28/19	717,279
990,000	Citigroup, Inc.	6.500%	08/19/13	1,054,541
2,400,000	HSBC Finance Corporation	5.700%	06/01/11	2,507,313
				6,174,463
Insurance (3.9%)
1,945,000	Liberty Mutual Group, Inc. - 144A Issue (d)	7.800%	03/15/37	1,604,625
2,858,000	OneBeacon US Holdings, Inc. (d)	5.875%	05/15/13	2,851,912
2,050,000	StanCorp Financial Group, Inc. (d)	6.875%	10/01/12	2,189,353
1,000,000	StanCorp Financial Group, Inc. (c) (d)	6.900%	06/01/67	755,289
1,400,000	Symetra Financial Corporation - 144A Issue (d)	6.125%	04/01/16	1,254,305
1,050,000	Symetra Financial Corporation - 144A Issue (c) (d)	8.300%	10/15/37	792,750
1,680,000	Unum Group	7.125%	09/30/16	1,740,638
470,000	XL Capital Finance Europe PLC (b)	6.500%	01/15/12	486,381
1,750,000	XL Capital, Ltd. (b)	5.250%	09/15/14	1,713,812
				13,389,065

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Financial—continued
Investment Bankers/Brokers (4.1%)
$1,815,000	Jefferies Group, Inc.	6.250%	01/15/36	$1,446,361
1,935,000	Jefferies Group, Inc.	6.450%	06/08/27	1,649,086
1,420,000	Lazard Group, LLC	6.850%	06/15/17	1,429,067
2,055,000	Merrill Lynch & Company, Inc.	6.875%	04/25/18	2,214,135
700,000	Morgan Stanley	4.200%	11/20/14	700,489
1,580,000	Morgan Stanley	5.300%	03/01/13	1,665,312
110,000	Morgan Stanley	6.250%	08/28/17	114,794
2,040,000	TD Ameritrade Holding Corporation	4.150%	12/01/14	2,011,293
1,650,000	The Goldman Sachs Group, Inc.	5.150%	01/15/14	1,745,471
1,180,000	The Goldman Sachs Group, Inc.	5.700%	09/01/12	1,269,281
				14,245,289
Real Estate Investment Trust (.2%)
800,000	WT Finance Australia Property, Ltd./Westfield
	Capital/WEA Finance, LLC - 144A Issue (b) (e)	4.375%	11/15/10	822,000
Real Estate Investment Trust — Health Care (1.2%)
1,585,000	Healthcare Realty Trust, Inc.	5.125%	04/01/14	1,529,343
1,200,000	Healthcare Realty Trust, Inc.	6.500%	01/17/17	1,188,686
1,290,000	Nationwide Health Properties, Inc.	6.250%	02/01/13	1,313,944
				4,031,973
Real Estate Investment Trust — Mortgage (.5%)
1,780,000	Dexus Property Group - 144A Issue (b) (d)	7.125%	10/15/14	1,828,975
Real Estate Investment Trust — Office Property (.5%)
1,625,000	Mack-Cali Realty Corporation	7.750%	08/15/19	1,681,477
Real Estate Investment Trust — Retail (.5%)
1,580,000	WEA Finance, LLC / WT Finance Australia
	Property, Ltd. - 144A Issue (e)	7.500%	06/02/14	1,777,966
Real Estate Investment Trust — Shopping Centers (.4%)
1,490,000	Simon Property Group, LP	6.750%	05/15/14	1,587,863
Health Care (2.8%)
Drugs (1.0%)
2,350,000	Medco Health Solutions, Inc.	7.125%	03/15/18	2,641,727
725,000	Watson Pharmaceuticals, Inc.	6.125%	08/15/19	748,050
				3,389,777
Managed Care (.1%)
500,000	UnitedHealth Group, Inc. (c)	0.433%	06/21/10	499,209
Medical Products/Supplies (1.7%)
880,000	Boston Scientific Corporation	5.450%	06/15/14	924,000
2,725,000	Boston Scientific Corporation	6.000%	01/15/20	2,784,342
1,255,000	Laboratory Corporation of America Holdings	5.500%	02/01/13	1,307,031
630,000	Quest Diagnostics, Inc.	5.450%	11/01/15	681,093
				5,696,466

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Technology (1.9%)
Computer Hardware (.6%)
$1,020,000	Xerox Corporation	4.250%	02/15/15	$1,012,890
1,085,000	Xerox Corporation	6.750%	12/15/39	1,093,172
				2,106,062
Computer Networking (.5%)
1,700,000	Cisco Systems, Inc.	5.500%	01/15/40	1,625,557
Computer Services & Software (.8%)
1,150,000	CA, Inc.	5.375%	12/01/19	1,156,452
1,505,000	Intuit, Inc.	5.750%	03/15/17	1,558,808
				2,715,260
Transportation (.6%)
Airlines (.6%)
2,110,000	United Airlines, Inc.	10.400%	11/01/16	2,223,413
Utilities (1.1%)
Electric Companies (1.1%)
1,115,735	Bruce Mansfield Unit (d) (m)	6.850%	06/01/34	1,083,876
1,025,000	Exelon Generation Company LLC	6.250%	10/01/39	1,044,302
1,790,000	ITC Holdings Corporation (e)	5.500%	01/15/20	1,743,877
				3,872,055
	Total corporate obligations (cost: $106,448,285)			111,870,023
	Total long-term debt securities (cost: $353,148,570)			333,869,943

Shares
Short-Term Securities (7.2%)
Investment Companies (7.2%)
6,678,748	Dreyfus Treasury Cash Management Fund, current rate 0.000%	6,678,748
18,146,592	SEI Daily Income Trust Treasury Fund - Class A, current rate 0.010%	18,146,592
	Total short-term securities (cost: $24,825,340)	24,825,340
	Total investments in securities (cost: $377,973,910) (n)	$358,695,283
	Liabilities in excess of cash and other assets (-3.4%)	(11,751,245)
	Total net assets (100%)	$346,944,038

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  The Portfolio held 4.7% of net assets in foreign securities at December 31, 2009.

(c)  Variable rate security.

(d)  Represents ownership in an illiquid security. (See note 5 of the Notes to Financial Statements.) Information concerning the illiquid securities held at December 31, 2009, which includes cost and acquisition date, is as follows:

Security:	Acquisition Date	Acquisition Cost
Allied Capital Corporation	07/20/06	$1,999,800
Banc of America Alternative Loan Trust	11/01/06	690,919
BHN I Mortgage Fund - 144A Issue*	Various	69,529
Bruce Mansfield Unit	07/10/07	1,115,735

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Security:	Acquisition Date	Acquisition Cost
Citigroup/Deutsche Bank Commercial Mortgage Trust - 144A Issue*	02/28/06	$3,562,579
Citimortgage Alternative Loan Trust	07/30/07	132,710
Countryplace Manufactured Housing Contract Trust - 144A Issue*	06/29/05	1,754,843
Dexus Property Group. - 144A Issue*	09/28/09	1,772,560
Ford Credit Auto Owner Trust - 144A Issue*	06/19/07	434,921
Global Mortgage Securitization, Ltd. - 144A Issue*	11/24/04	1,789,532
Hometown Commercial Mortgage - 144A Issue*	11/28/06	2,330,945
Hometown Commercial Mortgage - 144A Issue*	06/07/07	2,282,712
JPMorgan Auto Receivables Trust - 144A Issue*	11/07/07	335,448
Liberty Mutual Group, Inc. - 144A Issue*	02/28/07	1,956,829
Multi Security Asset Trust - 144A Issue*	02/24/05	462,039
Multi Security Asset Trust - 144A Issue*	02/24/05	1,521,239
Oakwood Mortgage Investors, Inc.†	03/25/03	44,276
OneBeacon US Holdings, Inc.	Various	2,846,601
RESI Finance, LP - 144A Issue*	05/27/09	990,710
StanCorp Financial Group, Inc.	05/23/07	998,070
StanCorp Financial Group, Inc.	09/20/02	2,038,705
Symetra Financial Corporation - 144A Issue*	03/23/06	1,396,332
Symetra Financial Corporation - 144A Issue*	10/04/07	1,048,572
		$31,575,606

*  A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

†  Represents a private placement security.

(e)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(f)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(g)  U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h)  At December 31, 2009 the total cost of investments issued on a when-issued or forward commitment basis was $15,022,367.

(i)  Fully or partially pledged as initial margin deposits on open futures contracts.

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Holdings of Open Futures Contracts

On December 31, 2009, securities with an aggregate market value of $442,000 have been segregated to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation	Unrealized Depreciation
U.S. 2-Year Treasury Notes	March 2010	32	Long	$—	$29,120
U.S. 5-Year Treasury Notes	March 2010	44	Long	—	75,103
U.S. 10-Year Treasury Notes	March 2010	57	Long	—	168,542
U.S. 30-Year Treasury Bonds	March 2010	46	Short	226,234	—
		179		$226,234	$272,765

(j)  Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.

(k)  Represents a security that remains at a specified coupon until a predetermined date, at which time the next stated rate becomes the effective rate.

(l)  Security pledged as collateral for when-issued purchase commitment outstanding as of December 31, 2009.

(m)  These securities are being fair-valued according to procedures approved by the Board of Directors.

(n)  At December 31, 2009 the cost of securities for federal income tax purposes was $378,074,443. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$13,223,072
Gross unrealized depreciation	(32,602,232)
Net unrealized depreciation	$(19,379,160)

See accompanying notes to financial statements.

Money Market Portfolio
Investments in Securities

December 31, 2009

(Percentages of each investment category relate to total net assets.)

Principal		Rate	Maturity	Fair Value(a)
Commercial Paper (23.7%)
Basic Materials (.9%)
Electrical Equipment (.9%)
$1,000,000	Emerson Electric Company (e)	0.220%	01/06/10	$999,986
Consumer Staples (4.8%)
Beverage (2.6%)
700,000	The Coca-Cola Company (e)	0.220%	01/21/10	699,961
1,000,000	The Coca-Cola Company (e)	0.220%	01/28/10	999,925
1,300,000	The Coca-Cola Company (e)	0.330%	01/04/10	1,299,976
				2,999,862
Food (2.2%)
1,000,000	Nestle Capital Corporation (e)	0.210%	01/21/10	999,956
500,000	Nestle Capital Corporation (e)	0.270%	01/11/10	499,983
1,000,000	Nestle Capital Corporation (e)	0.270%	03/23/10	999,775
				2,499,714
Financial (9.3%)
Auto Finance (3.1%)
1,000,000	American Honda Finance Corporation	0.190%	01/11/10	999,964
1,000,000	American Honda Finance Corporation	0.220%	02/04/10	999,868
1,500,000	American Honda Finance Corporation	0.220%	02/11/10	1,499,726
				3,499,558
Investment Bankers/Brokers (6.2%)
1,800,000	Goldman Sachs Group, Inc.	0.220%	01/22/10	1,799,895
1,500,000	Goldman Sachs Group, Inc.	0.300%	01/14/10	1,499,924
1,500,000	JPMorgan Chase & Company	0.260%	01/04/10	1,499,979
750,000	JPMorgan Chase & Company	0.330%	02/01/10	749,890
1,500,000	JPMorgan Chase & Company	0.330%	02/02/10	1,499,774
				7,049,462
Health Care (8.7%)
Drugs (2.6%)
2,000,000	Abbott Laboratories (e)	0.220%	02/08/10	1,999,789
1,000,000	Abbott Laboratories (e)	0.230%	01/05/10	999,993
				2,999,782
Medical Products/Supplies (6.1%)
1,500,000	Johnson & Johnson, Inc. (e)	0.270%	01/12/10	1,499,954
2,000,000	Johnson & Johnson, Inc. (e)	0.270%	01/25/10	1,999,894
2,500,000	Medtronic, Inc. (e)	0.230%	01/29/10	2,499,747
1,000,000	Medtronic, Inc. (e)	0.260%	02/09/10	999,859
				6,999,454
	Total commercial paper (cost: $27,047,818)			27,047,818
Corporate Notes (14.1%)
Basic Materials (3.2%)
Chemicals (3.2%)
3,610,000	Praxair, Inc. (c)	0.346%	05/26/10	3,610,000

See accompanying notes to financial statements.

Money Market Portfolio
Investments in Securities – continued

Principal		Rate	Maturity	Fair Value(a)
Manufacturing (3.6%)
Manufacturing (3.6%)
$3,880,000	3M Company - 144A Issue (f)			$4,072,142
Consumer Staples (3.1%)
Personal Care (3.1%)
3,600,000	Procter and Gamble International
	Funding SCA (b) (c)	0.285%	05/07/10	3,600,367
Health Care (3.0%)
Drugs (3.0%)
3,495,000	Roche Holdings, Inc. - 144A Issue (c) (f)	1.262%	02/25/10	3,497,912
Utilities (1.2%)
Electric Companies (1.2%)
1,355,000	Georgia Power Company (c)	0.803%	03/17/10	1,356,899
	Total corporate notes (cost: $16,137,320)			16,137,320
U.S. Government Obligations (45.7%)
Discount Notes (45.7%)
2,000,000	Federal Home Loan Mortgage Corporation	0.070%	02/26/10	1,999,844
1,500,000	Federal Home Loan Mortgage Corporation	0.080%	02/03/10	1,499,931
1,500,000	Federal Home Loan Mortgage Corporation	0.090%	02/16/10	1,499,885
1,500,000	Federal Home Loan Mortgage Corporation	0.090%	02/22/10	1,499,848
1,500,000	Federal Home Loan Mortgage Corporation	0.100%	02/01/10	1,499,890
2,000,000	Federal Home Loan Mortgage Corporation	0.100%	03/02/10	1,999,717
2,000,000	Federal Home Loan Mortgage Corporation	0.100%	03/08/10	1,999,670
1,000,000	Federal Home Loan Mortgage Corporation	0.110%	01/05/10	999,983
2,000,000	Federal Home Loan Mortgage Corporation	0.120%	03/22/10	1,999,511
1,500,000	Federal Home Loan Mortgage Corporation	0.130%	01/19/10	1,499,910
3,000,000	Federal Home Loan Mortgage Corporation	0.130%	01/20/10	2,999,858
2,000,000	Federal Home Loan Mortgage Corporation	0.150%	01/26/10	1,999,847
2,050,000	Federal National Mortgage Association	0.030%	01/15/10	2,049,960
1,500,000	Federal National Mortgage Association	0.050%	02/17/10	1,499,902
1,500,000	Federal National Mortgage Association	0.060%	02/18/10	1,499,900
1,500,000	Federal National Mortgage Association	0.070%	02/19/10	1,499,898
1,000,000	Federal National Mortgage Association	0.070%	02/23/10	999,926
2,000,000	Federal National Mortgage Association	0.080%	01/27/10	1,999,899
2,000,000	Federal National Mortgage Association	0.080%	02/04/10	1,999,906
1,525,000	Federal National Mortgage Association	0.080%	02/24/10	1,524,840
2,000,000	Federal National Mortgage Association	0.080%	03/01/10	1,999,640
3,000,000	Federal National Mortgage Association	0.090%	03/10/10	2,999,490
1,500,000	Federal National Mortgage Association	0.099%	02/05/10	1,499,898
2,000,000	Federal National Mortgage Association	0.110%	01/07/10	1,999,973
3,000,000	Federal National Mortgage Association	0.110%	01/08/10	2,999,936
4,250,000	Federal National Mortgage Association	0.110%	02/10/10	4,249,578
2,000,000	Federal National Mortgage Association	0.120%	01/13/10	1,999,940
	Total U.S. government obligations (cost: $52,320,580)			52,320,580

See accompanying notes to financial statements.

Money Market Portfolio
Investments in Securities – continued

Principal		Rate	Maturity	Fair Value(a)
Other Short-Term Investments (12.8%)
Asset-Backed Securities (12.8%)
$2,377,044	Ally Auto Receivables Trust - 144A Issue (f)	0.305%	11/15/10	$2,377,044
1,027,196	Ally Auto Receivables Trust - 144A Issue (f)	0.396%	09/15/10	1,027,196
391,813	AmeriCredit Automobile Receivables Trust	0.838%	07/15/10	391,813
512,644	AmeriCredit Prime Automobile Receivable	0.331%	11/15/10	512,644
123,758	Bank of America Auto Trust - 144A Issue (d)	0.668%	07/15/10	123,790
1,081,799	Bank of America Auto Trust - 144A Issue (f)	0.396%	09/15/10	1,081,799
1,436,448	Chrysler Financial Auto Securitization Trust	1.012%	07/15/10	1,436,448
1,417,266	CitiFinancial Auto Issuance Trust - 144A Issue (f)	0.327%	10/15/10	1,417,266
1,216,448	CNH Equipment Trust	0.421%	12/03/10	1,216,448
457,551	Ford Credit Auto Owner Trust - 144A Issue (f)	0.357%	09/15/10	457,551
145,983	Ford Credit Auto Owner Trust - 144A Issue (f)	0.988%	06/15/10	145,983
1,485,000	Harley-Davidson Motorcycle Trust	0.286%	12/15/10	1,485,000
2,331,507	Harley-Davidson Motorcycle Trust	0.347%	10/15/10	2,331,507
204,342	Harley-Davidson Motorcycle Trust	0.718%	07/15/10	204,342
62,090	Harley-Davidson Motorcycle Trust	1.489%	05/15/10	62,090
226,746	Honda Auto Receivables Owner Trust	1.318%	05/17/10	226,862
46,124	Nissan Auto Receivables Trust	1.764%	04/15/10	46,124
36,420	World Omni Auto Receivables Trust	1.622%	04/15/10	36,420
	Total other short-term investments (cost: $14,580,327)			14,580,327

Shares
Investment Companies (5.1%)
2,500,000	Federated Government Obligation Fund, current rate 0.010%	2,500,000
300,000	SEI Daily Income Trust Treasury Fund - Class A, current rate 0.010%	300,000
3,063,401	Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.010%	3,063,401
	Total investment companies (cost: $5,863,401)	5,863,401
	Total investments in securities (cost: $115,949,446) (g)	$115,949,446
	Liabilities in excess of cash and other assets (-1.4%)	(1,580,276)
	Total net assets (100%)	$114,369,170

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  The Portfolio held 3.1% of net assets in foreign securities at December 31, 2009.

(c)  Variable rate security.

(d)  Represents ownership in an illiquid security. (See note 5 of the Notes to Financial Statements.) Information concerning the illiquid securities held at December 31, 2009, which includes cost and acquisition date, is as follows:

Security	Acquisition Date	Acquisition Cost
Bank of America Auto Trust - 144A Issue*	11/18/09	$123,796
		$123,796

*  A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

See accompanying notes to financial statements.

Money Market Portfolio
Investments in Securities – continued

(e)  Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 14.4% of the Portfolio's net assets as of December 31, 2009.

(f)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(g)  Also represents the cost of securities for federal income tax purposes at December 31, 2009.

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities

December 31, 2009

(Percentages of each investment category relate to total net assets.)

Principal		Coupon	Maturity	Fair Value(a)
Long-Term Debt Securities (93.3%)
Government Obligations (72.6%)
U.S. Government and Agency Obligations (72.6%)
Federal Home Loan Mortgage Corporation (FHLMC) (12.2%)
$198,319		3.413%	05/25/19	$197,706
45,000	(g)	4.500%	01/01/40	44,888
2,124,457		5.000%	04/15/17	2,195,205
575,753		5.000%	03/01/23	595,722
679,130		5.000%	08/01/35	697,735
998,639	(k)	5.000%	11/01/35	1,025,997
2,140,000	(g)	5.000%	01/01/36	2,194,168
488,957	(k)	5.500%	06/01/20	520,497
502,161		5.500%	10/01/20	534,552
845,017		5.500%	11/01/23	894,821
815,813	(k)	5.500%	05/01/34	868,831
603,385		6.000%	09/01/22	644,476
1,082,011	(k)	6.000%	11/01/33	1,156,399
1,745,000	(g)	6.000%	01/01/39	1,850,245
520,497		6.250%	12/15/23	557,094
277,453		6.500%	11/01/32	299,649
				14,277,985
Federal National Mortgage Association (FNMA) (52.6%)
433,043		4.500%	11/01/23	441,957
1,490,000	(g)	4.500%	01/01/25	1,532,373
1,500,000	(g)	4.500%	01/01/35	1,497,188
400,000	(h)	4.750%	12/15/10	415,753
745,620		5.000%	05/01/18	788,947
456,611	(k)	5.000%	10/01/20	479,926
1,969,890	(k)	5.000%	11/01/33	2,029,705
3,766,092		5.000%	03/01/34	3,876,917
475,435		5.000%	05/01/34	489,425
458,601		5.000%	12/01/34	472,526
2,470,745		5.000%	07/01/35	2,544,374
1,600,000	(g)	5.000%	01/01/39	1,641,750
448,265		5.500%	01/01/17	476,617
479,150		5.500%	02/01/18	513,668
1,054,391	(k)	5.500%	03/01/18	1,122,727
619,455		5.500%	08/01/23	656,434
691,412		5.500%	02/01/24	732,687
1,613,926	(k)	5.500%	04/01/33	1,710,211
586,186		5.500%	05/01/33	619,036
1,908,629	(k)	5.500%	10/01/33	2,006,048
312,841	(k)	5.500%	01/01/34	328,809
280,442		5.500%	02/01/34	294,756
2,588,173		5.500%	03/01/34	2,746,796
3,255,311	(k)	5.500%	04/01/34	3,447,456
186,100		5.500%	05/01/34	195,599
841,593		5.500%	09/01/34	892,204
696,715		5.500%	10/01/34	732,277

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Government Obligations—continued
$919,361		5.500%	01/01/35	$966,287
500,000	(g)	5.500%	01/01/35	523,360
1,060,038		5.500%	02/01/35	1,118,565
675,550		5.500%	08/01/35	710,770
237,438		5.500%	10/01/35	252,210
1,963,391		5.500%	09/01/36	2,063,606
182,366		5.500%	05/01/38	191,105
120,223		6.000%	09/01/32	129,934
1,470,919		6.000%	10/01/32	1,594,417
1,048,738		6.000%	11/01/32	1,136,669
1,209,819		6.000%	03/01/33	1,310,902
427,789		6.000%	04/01/33	456,932
376,936		6.000%	12/01/33	402,614
473,260		6.000%	08/01/34	504,762
287,548		6.000%	09/01/34	306,688
110,463		6.000%	11/01/34	117,816
1,469,391		6.000%	12/01/34	1,567,197
3,475,000	(g)	6.000%	01/01/35	3,680,240
277,328		6.000%	11/01/36	294,574
478,453		6.000%	07/01/37	507,534
830,841		6.000%	09/01/37	881,341
466,622		6.000%	12/01/37	494,984
750,756		6.000%	07/01/38	795,919
770,636		6.000%	12/01/38	817,476
170,000	(g)	6.500%	06/01/26	182,059
970,204		6.500%	02/01/32	1,062,505
364,357		6.500%	04/01/32	394,203
162,602		6.500%	05/01/32	178,089
1,270,538		6.500%	07/01/32	1,390,743
25,823		6.500%	09/01/32	27,905
85,579		6.500%	09/01/34	92,131
63,602		6.500%	11/01/34	68,472
677,562		6.500%	03/01/35	732,191
316,835		6.500%	02/01/36	340,201
552,541		6.500%	06/01/36	592,945
218,509		6.500%	08/01/37	234,488
1,279,641	(k)	6.500%	09/01/37	1,371,815
514,317		7.000%	09/01/31	570,762
57,416		7.000%	11/01/31	63,838
331,866		7.000%	02/01/32	371,664
60,656	(k)	7.000%	07/01/32	68,241
131,466		7.000%	10/01/37	144,246
155,609	(k)	7.000%	10/01/37	170,736
132,729		7.500%	04/01/31	150,323
				61,719,625
Government National Mortgage Association (GNMA) (7.7%)
17,214,613	(c) (f)	0.081%	03/16/42	48,855
16,883,288	(c) (f)	0.862%	06/17/45	608,090
5,592,209	(c) (f)	0.718%	07/16/40	146,619

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Government Obligations—continued
$8,397,055	(c) (f)	0.816%	03/16/34	$221,587
503,239		4.385%	08/16/30	513,852
500,000		4.408%	01/16/25	516,666
686,102	(k)	5.000%	05/15/33	710,949
1,000,000	(g)	5.000%	01/01/38	1,028,281
1,242,242		5.500%	12/15/34	1,309,651
2,460,000	(g)	5.500%	01/01/35	2,576,850
760,649		5.500%	07/15/38	797,884
589,241		5.500%	10/15/38	618,085
				9,097,369
Vendee Mortgage Trust (.1%)
114,406	Vendee Mortgage Trust	7.793%	02/15/25	125,382
	Total U.S. government and agency obligations (cost: $84,081,746)			85,220,361
Asset-Backed Securities (7.9%)
343,036	ABFS Mortgage Loan Trust (j)	7.490%	12/25/31	140,110
11,180	Associates Manufactured Housing Pass-Through Certificates (c)	7.900%	03/15/27	11,185
220,173	BankAmerica Manufactured Housing Contract Trust (c)	7.015%	01/10/28	219,981
2,227,610	BankAmerica Manufactured Housing Contract Trust (k)	7.800%	10/10/26	2,220,606
350,000	Centex Home Equity (j)	5.048%	06/25/35	317,593
595,000	Citibank Omni Master Trust - 144A Issue (e)	4.900%	11/15/18	592,622
50,456	Conseco Financial Corporation (c)	7.950%	08/15/25	50,621
185,913	Conseco Financial Corporation	8.300%	11/15/19	181,334
203,201	Conseco Financial Corporation (k)	8.400%	06/15/19	205,093
1,080,000	Countryplace Manufactured Housing Contract Trust - 144 A Issue (c) (d) (l)	4.800%	12/15/35	787,725
1,265,579	Countrywide Asset-Backed Certificates (j)	6.518%	01/25/29	352,082
295,374	Credit-Based Asset Servicing and Securitization, LLC (j)	5.109%	05/25/35	289,557
852,397	Credit-Based Asset Servicing and Securitization, LLC - 144A Issue (e) (k) (j)	5.970%	10/25/36	861,352
875,000	Flagstar Home Equity Loan Trust - 144A Issue (e) (j)	5.997%	01/25/35	227,169
220,000	Ford Credit Auto Owner Trust - 144A Issue (d)	7.050%	12/15/13	230,126
525,000	Harley-Davidson Motorcycle Trust	1.160%	10/15/12	524,687
64,835	Oakwood Mortgage Investors, Inc.	7.375%	08/15/27	64,129
46,527	Oakwood Mortgage Investors, Inc. (d)	8.100%	08/15/26	46,010
477,442	Origen Manufactured Housing	4.750%	08/15/21	475,814
515,000	Origen Manufactured Housing	5.605%	05/15/22	501,116
500,000	Origen Manufactured Housing	5.910%	01/15/37	443,588
471,257	Residential Asset Mortgage Products, Inc. (c)	5.145%	01/25/35	102,625
369,908	Residential Asset Mortgage Products, Inc. (j)	5.597%	12/25/33	179,258
275,875	Vanderbilt Mortgage Finance (c)	6.555%	03/07/23	280,424
	Total asset-backed securities (cost: $12,113,089)			9,304,807

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Other Mortgage-Backed Securities (12.8%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (6.6%)
$1,639,735	Banc of America Alternative Loan Trust (c)	5.562%	09/25/35	$156,375
761,541	Banc of America Alternative Loan Trust (c)	5.662%	11/25/35	33,874
1,104,144	Banc of America Alternative Loan Trust (c)	5.801%	01/25/36	42,140
1,006,364	Banc of America Alternative Loan Trust (c)	6.209%	05/25/46	94,042
1,278,582	Banc of America Funding Corporation (k)	6.500%	07/20/32	1,030,824
500,000	Banc of America Large Loan, Inc. (c) (e)	5.204%	01/25/17	488,528
423,093	Bear Stearns Mortgage Securities, Inc. (l)	8.000%	11/25/29	432,745
10,000	BHN I Mortgage Fund - 144A Issue (b) (c) (d) (i) (l)	1.681%	03/25/11	50
425	BHN I Mortgage Fund - 144A Issue (b) (d) (i) (l)	7.540%	05/31/17	2
50,980	BHN I Mortgage Fund - 144A Issue (b) (d) (i) (l)	7.916%	07/01/10	255
917,849	BlackRock Capital Finance, LP - 144A Issue (e) (l)	7.750%	09/25/26	341,612
98,270	Citimortgage Alternative Loan Trust (c) (d) (l)	6.234%	07/25/37	—
301,155	First Horizon Asset Securities, Inc. (c)	5.955%	08/25/37	2,531
622,835	Global Mortgage Securitization, Ltd. (b)	5.250%	04/25/32	446,625
456,263	Global Mortgage Securitization, Ltd. (b) (c)	5.409%	04/25/32	248,510
1,498,457	Global Mortgage Securitization, Ltd. - 144A Issue (b) (d)	5.250%	11/25/32	1,124,326
368,481	JPMorgan Mortgage Trust (c)	3.445%	11/25/33	224,319
973,367	JPMorgan Mortgage Trust (c)	4.475%	07/25/35	52,364
931,852	JPMorgan Mortgage Trust	6.187%	08/25/36	31,982
169,841	Morgan Stanley Dean Witter Capital I (c)	6.490%	04/25/17	129,401
111,035	Prudential Home Mortgage Securities - 144A Issue (e)	7.900%	04/28/22	90,298
13,729	Prudential Home Mortgage Securities - 144A Issue (c) (e)	8.000%	09/28/24	9,140
712,124	RESI Finance, LP - 144A Issue (b) (c) (d) (l)	1.635%	09/10/35	402,128
1,304,503	Residential Accredit Loans, Inc.	5.750%	06/25/33	774,184
95,326	Residential Accredit Loans, Inc. - 144A Issue (e)	6.250%	03/25/14	76,298
1,065,000	Structured Adjustable Rate Mortgage Loan Trust (c)	5.400%	11/25/35	191,567
38,611	Structured Asset Mortgage Investments, Inc. (c)	5.292%	04/30/30	26,333
765,395	Structured Asset Securities Corporation	5.250%	08/25/33	459,788
1,982,750	Structured Asset Securities Corporation (j)	6.000%	06/25/34	749,607
101,480	Structured Asset Securities Corporation (j)	6.290%	11/25/32	32,157
				7,692,005
Commercial Mortgage-Backed Securities (6.2%)
813,292	Asset Securitization Corporation (d) (f)	8.621%	08/13/27	125,471
1,210,338	Asset Securitization Corporation (c) (f)	8.621%	08/13/29	182,204
6,871,919	Asset Securitization Corporation - 144A Issue (c) (e) (f)	1.487%	10/13/26	140,410
725,000	Bear Stearns Commercial Mortgage Securities	6.500%	02/15/32	626,657
254,569	Commercial Mortgage Asset Trust (c)	7.546%	11/17/32	255,096
450,000	Commercial Mortgage Pass-Through Certificates - 144A Issue (c) (e)	5.570%	02/05/19	269,541
2,726,000	FFCA Secured Lending Corporation - 144A Issue (c) (d) (k)	1.332%	02/18/22	2,223,357
1,290,000	FFCA Secured Lending Corporation - 144A Issue (c) (d) (k)	1.582%	02/18/22	1,001,613
61,466	GMAC Commercial Mortgage Securities, Inc.	4.471%	05/10/43	61,524

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Other Mortgage-Backed Securities—continued
$85,596	GMAC Commercial Mortgage Securities, Inc. (d) (l)	5.940%	07/01/13	$88,806
1,222,542	Hometown Commercial Mortgage - 144A Issue (d)	5.506%	11/11/38	548,736
290,179	JPMorgan Chase Commercial Mortgage Securities Corporation	4.625%	03/15/46	289,921
300,000	LB-UBS Commercial Mortgage Trust - 144A Issue (c) (e)	4.846%	02/15/37	172,154
515,000	LB-UBS Commercial Mortgage Trust - 144A Issue (e)	6.647%	07/14/16	531,168
569,206	Morgan Stanley Capital I	4.690%	06/13/41	573,878
9,624,162	Multi Security Asset Trust - 144A Issue (c) (d) (f)	1.150%	11/28/35	173,235
990,000	Multi Security Asset Trust - 144A Issue (c) (d)	5.880%	11/28/35	64,350
				7,328,121
	Total other mortgage-backed securities (cost: $31,128,229)			15,020,126
	Total long-term debt securities (cost: $127,323,064)			109,545,294
Shares
Short-Term Securities (20.8%)
Investment Companies (20.8%)

3,000,000	AIM STIT-Government & Agency Portfolio, current rate 0.0200%	3,000,000
943,113	Dreyfus Treasury Cash Management Fund, current rate 0.000%	943,113
8,500,000	Federated Government Obligations Fund, current rate 0.010%	8,500,000
12,000,000	JPMorgan U.S. Government Money Market Fund, current rate 0.020%	12,000,000
	Total short-term securities (cost: $24,443,113)	24,443,113
	Total investments in securities (cost: $151,766,177) (m)	$133,988,407
	Liabilities in excess of cash and other assets (-14.1%)	(16,594,870)
	Total net assets (100%)	$117,393,537

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  The Portfolio held 1.9% of net assets in foreign securities at December 31, 2009.

(c)  Variable rate security.

(d)  Represents ownership in an illiquid security. (See note 5 of the Notes to Financial Statements.) Information concerning the illiquid securities held at December 31, 2009, which includes cost and acquisition date, is as follows:

Acquisition Security:	Acquisition Date	Cost
Asset Securitization†	Various	$77,445
BHN I Mortgage Fund - 144A Issue*	05/18/00	375
BHN I Mortgage Fund - 144A Issue*	09/06/02	1,078
BHN I Mortgage Fund - 144A Issue*	Various	61,062
Citimortgage Alternative Loan Trust	07/30/07	66,083
Countryplace Manufactured Housing Contract Trust - 144A Issue*	06/29/05	1,079,864
FFCA Secured Lending Corporation - 144A Issue*	05/14/03	2,384,398
FFCA Secured Lending Corporation - 144A Issue*	05/19/03	1,086,220
Ford Credit Auto Owner Trust - 144A Issue*	06/19/07	219,960
Global Mortgage Securitization, Ltd. - 144A Issue*	11/24/04	1,485,777
GMAC Commercial Mortgage†	Various	81,572

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Acquisition Security:	Acquisition Date	Cost
Hometown Commercial Mortgage - 144A Issue*	11/28/06	$1,234,749
Multi Security Asset Trust - 144A Issue*	02/24/05	390,991
Multi Security Asset Trust - 144A Issue*	02/24/05	976,198
Oakwood Mortgage Investors, Inc.†	Various	48,539
RESI Finance, LP - 144A Issue*	06/01/06	724,809
		$9,919,120

*  A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

†  Represents a private placement security.

(e)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(f)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimate timing and amount of future cash flows.

(g)  At December 31, 2009 the total cost of investments issued on a when-issued or forward commitment basis is $17,455,866.

(h)  Fully or partially pledged as initial margin deposit on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2009, securities with an aggregate market value of $415,753 have been segregated to cover margin requirements for the following open futures contracts

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation
U.S. 5-Year Treasury Notes	March 2010	4	Short	$7,516

(i)  Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.

(j)  Represents a security that remains at a specified coupon until a predetermined date, at which time the next stated rate becomes the effective rate.

(k)  Security pledged as collateral for when-issued purchase commitments outstanding as of December 31, 2009.

(l)  These securities are being fair-valued according to procedures approved by the Board of Directors.

(m)  At December 31, 2009 the cost of securities for federal income tax purposes was $151,855,493. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$2,553,604
Gross unrealized depreciation	(20,420,690)
Net unrealized depreciation	$(17,867,086)

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities

December 31, 2009

(Percentages of each investment category relate to total net assets.)

Shares		Market Value(a)
Common Stocks (97.0%)
Basic Materials (3.3%)
Chemicals (1.5%)
9,303	Air Products and Chemicals, Inc.	$754,101
3,610	Airgas, Inc.	171,836
2,180	CF Industries Holdings, Inc.	197,900
39,712	E.I. du Pont de Nemours & Company	1,337,103
3,208	Eastman Chemical Company	193,250
10,439	Ecolab, Inc.	465,475
3,210	FMC Corporation	178,990
3,477	International Flavors & Fragrances, Inc.	143,044
7,338	PPG Industries, Inc.	429,566
13,482	Praxair, Inc.	1,082,739
5,381	Sigma-Aldrich Corporation	271,902
50,258	The Dow Chemical Company	1,388,629
		6,614,535
Construction (.1%)
5,510	Vulcan Materials Company	290,212
Containers — Metal/Glass (.1%)
7,404	Owens-Illinois, Inc. (b)	243,369
Iron and Steel (.3%)
4,805	AK Steel Holding Corporation	102,587
4,250	Allegheny Technologies, Inc.	190,272
5,755	Cliffs Natural Resources, Inc.	265,248
13,834	Nucor Corporation	645,356
6,313	United States Steel Corporation	347,973
		1,551,436
Mining (.7%)
42,816	Alcoa, Inc.	690,194
18,890	Freeport-McMoRan Copper & Gold, Inc. (b)	1,516,678
21,539	Newmont Mining Corporation	1,019,010
3,618	Titanium Metals Corporation (b)	45,297
		3,271,179

Shares		Market Value(a)
Basic Materials—continued
Paper and Forest (.6%)
4,754	Bemis Company, Inc.	$140,956
19,031	International Paper Company	509,650
18,253	Kimberly-Clark Corporation	1,162,899
7,520	MeadWestvaco Corporation	215,298
7,158	Plum Creek Timber Company, Inc.	270,286
9,287	Weyerhaeuser Company	400,641
		2,699,730
Capital Goods (7.2%)
Aerospace/Defense (2.1%)
16,953	General Dynamics Corporation	1,155,686
5,475	Goodrich Corporation	351,769
5,145	L-3 Communications Holdings, Inc.	447,358
14,096	Lockheed Martin Corporation	1,062,133
13,790	Northrop Grumman Corporation	770,171
16,880	Raytheon Company	869,658
6,934	Rockwell Collins, Inc.	383,866
31,929	The Boeing Company	1,728,317
41,198	United Technologies Corporation	2,859,553
		9,628,511
Containers — Metal/Glass (.1%)
4,148	Ball Corporation	214,452
Electrical Equipment (1.9%)
33,051	Emerson Electric Company	1,407,973
467,880	General Electric Company	7,079,024
5,891	Molex, Inc.	126,951
		8,613,948
Engineering/Construction (.5%)
27,364	Caterpillar, Inc.	1,559,474
7,797	Fluor Corporation	351,177
5,410	Jacobs Engineering Group, Inc. (b)	203,470
9,220	Quanta Services, Inc. (b)	192,145
		2,306,266

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Capital Goods—continued
Machinery (.3%)
18,585	Deere & Company	$1,005,262
2,473	Flowserve Corporation	233,773
4,000	Roper Industries, Inc.	209,480
		1,448,515
Manufacturing (1.8%)
31,110	3M Company	2,571,864
8,867	Cummins, Inc.	406,641
11,434	Danaher Corporation	859,837
8,181	Dover Corporation	340,411
7,286	Eaton Corporation	463,535
33,530	Honeywell International, Inc.	1,314,376
16,949	Illinois Tool Works, Inc.	813,382
8,028	ITT Corporation	399,313
6,656	Leggett & Platt, Inc.	135,782
5,095	Pall Corporation	184,439
7,061	Parker Hannifin Corporation	380,447
6,985	Sealed Air Corporation	152,692
11,913	Textron, Inc.	224,084
		8,246,803
Metal Fabrication (.2%)
6,184	Precision Castparts Corporation	682,404
Waste Management (.3%)
14,198	Republic Services, Inc.	401,946
3,672	Stericycle, Inc. (b)	202,584
21,516	Waste Management, Inc.	727,456
		1,331,986
Communication Services (5.5%)
Broadcasting (.9%)
29,756	CBS Corporation - Class B	418,072
125,442	Comcast Corporation - Class A (c)	2,114,952
42,047	The DIRECTV Group, Inc. - Class A (b)	1,402,267
		3,935,291
Computer Services & Software (.1%)
8,251	Red Hat, Inc. (b)	254,956
8,360	VeriSign, Inc. (b)	202,646
		457,602

Shares		Market Value(a)
Communication Services—continued
Publishing (—)
3,867	Scripps Networks Interactive, Inc. - Class A	$160,481
Service (.1%)
4,830	Salesforce.com, Inc. (b)	356,309
Telecommunication (1.5%)
17,641	American Tower Corporation - Class A (b)	762,268
68,379	Corning, Inc.	1,320,399
5,788	Harris Corporation	275,219
9,782	JDS Uniphase Corporation (b)	80,702
11,459	MetroPCS Communications, Inc. (b)	87,432
101,549	Motorola, Inc. (b)	788,020
73,398	QUALCOMM, Inc.	3,395,391
16,969	Tellabs, Inc. (b)	96,384
		6,805,815
Telephone (2.9%)
259,306	AT&T, Inc.	7,268,347
13,074	CenturyTel, Inc.	473,410
13,724	Frontier Communications Corporation	107,184
65,250	Qwest Communications International, Inc.	274,703
130,464	Sprint Nextel Corporation (b)	477,498
124,826	Verizon Communications, Inc.	4,135,485
19,191	Windstream Corporation	210,909
		12,947,536
Consumer Cyclical (8.6%)
Auto (.5%)
145,323	Ford Motor Company (b)	1,453,230
29,489	Johnson Controls, Inc.	803,280
10,640	The Goodyear Tire & Rubber Company (b)	150,024
		2,406,534
Building Materials (—)
15,779	Masco Corporation	217,908

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Consumer Cyclical—continued
Distribution Durables (.2%)
5,762	Fastenal Company	$239,930
7,015	Genuine Parts Company	266,289
2,795	WW Grainger, Inc.	270,640
		776,859
Entertainment (.1%)
13,051	International Game Technology	244,967
3,058	Wynn Resorts, Ltd.	178,067
		423,034
Hardware and Tools (.1%)
2,641	Black & Decker Corporation	171,216
2,538	Snap-On, Inc.	107,256
3,478	The Stanley Works	179,152
		457,624
Home Builders (.1%)
12,144	DR Horton, Inc.	132,005
7,089	Lennar Corporation - Class A	90,527
13,872	Pulte Homes, Inc. (b)	138,720
		361,252
Houseware (.1%)
3,321	Whirlpool Corporation	267,872
Leisure (.3%)
19,202	Carnival Corporation (b)	608,512
10,302	Harley-Davidson, Inc.	259,611
5,456	Hasbro, Inc.	174,919
15,884	Mattel, Inc.	317,362
		1,360,404
Lodging — Hotel (.2%)
11,145	Marriott International, Inc. - Class A	303,701
8,217	Starwood Hotels & Resorts Worldwide, Inc.	300,496
7,848	Wyndham Worldwide Corporation	158,294
		762,491
Photography/Imagery (—)
11,784	Eastman Kodak Company (b)	49,729

Shares		Market Value(a)
Consumer Cyclical—continued
Publishing (.5%)
10,380	Gannett Company, Inc.	$154,143
1,556	Meredith Corporation	48,003
99,012	News Corporation - Class A	1,355,474
13,837	The McGraw-Hill Companies, Inc.	463,678
5,010	The New York Times Company - Class A (b)	61,923
280	The Washington Post Company - Class B	123,088
		2,206,309
Retail (5.6%)
3,834	Abercrombie & Fitch Company - Class A	133,615
14,651	Amazon.com, Inc. (b)	1,970,853
3,990	AutoNation, Inc. (b)	76,408
1,298	AutoZone, Inc. (b)	205,175
11,543	Bed Bath & Beyond, Inc. (b)	445,906
15,009	Best Buy Company, Inc.	592,255
3,553	Big Lots, Inc. (b)	102,966
19,159	Costco Wholesale Corporation	1,133,638
61,983	CVS Caremark Corporation	1,996,472
6,034	Family Dollar Stores, Inc.	167,926
7,138	GameStop Corporation - Class A (b)	156,608
74,720	Home Depot, Inc.	2,161,650
10,364	JC Penney Company, Inc.	275,786
13,473	Kohl's Corporation (b)	726,599
11,754	Limited Brands, Inc.	226,147
64,685	Lowe's Companies, Inc.	1,512,982
18,500	Macy's, Inc.	310,060
17,120	NIKE, Inc. - Class B	1,131,118
7,263	Nordstrom, Inc.	272,944
12,071	Office Depot, Inc. (b)	77,858
5,960	O'Reilly Automotive, Inc. (b)	227,195
2,518	Polo Ralph Lauren Corporation	203,908
5,501	RadioShack Corporation	107,270
5,497	Ross Stores, Inc.	234,777
2,163	Sears Holding Corporation (b)	180,502

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Consumer Cyclical—continued
31,810	Staples, Inc.	$782,208
33,059	Target Corporation	1,599,064
20,872	The Gap, Inc.	437,268
4,134	The Sherwin-Williams Company	254,861
5,480	Tiffany & Company	235,640
18,373	TJX Companies, Inc.	671,533
43,451	Walgreen Company	1,595,521
93,761	Wal-Mart Stores, Inc.	5,011,525
		25,218,238
Service (.6%)
49,430	eBay, Inc. (b)	1,163,582
9,262	Expedia, Inc. (b)	238,126
21,361	Interpublic Group of Companies, Inc. (b)	157,644
5,457	Monster Worldwide, Inc. (b)	94,952
13,677	Omnicom Group, Inc.	535,454
1,932	priceline.com, Inc. (b)	422,142
6,583	Robert Half International, Inc.	175,964
		2,787,864
Textiles (.2%)
5,692	Cintas Corporation	148,277
14,014	Coach, Inc.	511,931
3,883	VF Corporation	284,391
		944,599
Trucks and Parts (.1%)
15,973	PACCAR, Inc.	579,341
Consumer Staples (11.2%)
Agriculture Products (.6%)
28,226	Archer-Daniels-Midland Company	883,756
23,951	Monsanto Company	1,957,994
		2,841,750
Beverage (2.6%)
4,816	Brown-Forman Corporation - Class B	257,993
13,965	Coca-Cola Enterprises, Inc.	296,058
8,763	Constellation Brands, Inc. - Class A (b)	139,595
11,164	Dr Pepper Snapple Group, Inc.	315,941
6,911	Molson Coors Brewing Company - Class B	312,101

Shares		Market Value(a)
Consumer Staples—continued
6,344	Pepsi Bottling Group, Inc.	$237,900
68,570	PepsiCo, Inc.	4,169,056
101,823	The Coca-Cola Company	5,803,911
		11,532,555
Entertainment (.8%)
84,603	The Walt Disney Company	2,728,447
26,673	Viacom, Inc. - Class B (b)	792,988
		3,521,435
Food (1.6%)
8,352	Campbell Soup Company	282,298
19,463	ConAgra Foods, Inc.	448,622
7,931	Dean Foods Company (b)	143,075
14,351	General Mills, Inc.	1,016,194
13,870	HJ Heinz Company	593,081
3,030	Hormel Foods Corporation	116,503
11,149	Kellogg Company	593,127
64,910	Kraft Foods, Inc. - Class A	1,764,254
5,753	McCormick & Company, Inc.	207,856
8,986	Mead Johnson Nutrition Co.	392,688
30,641	Sara Lee Corporation	373,207
26,007	Sysco Corporation	726,636
7,307	The Hershey Company	261,518
5,211	The JM Smucker Company	321,779
13,407	Tyson Foods, Inc. - Class A	164,504
		7,405,342
Household Products (.3%)
4,886	Avery Dennison Corporation	178,290
6,144	Clorox Company	374,784
6,606	Fortune Brands, Inc.	285,379
12,202	Newell Rubbermaid, Inc.	183,152
5,720	Pactiv Corporation (b)	138,081
		1,159,686

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Consumer Staples—continued
Personal Care (2.3%)
18,766	Avon Products, Inc.	$591,129
21,848	Colgate-Palmolive Company	1,794,813
5,196	The Estee Lauder Companies, Inc. - Class A	251,279
128,389	The Procter & Gamble Company	7,784,225
		10,421,446
Restaurants (1.0%)
6,059	Darden Restaurants, Inc.	212,489
47,423	McDonald's Corporation	2,961,092
32,645	Starbucks Corporation (b)	752,794
20,552	Yum! Brands, Inc.	718,703
		4,645,078
Retail (.3%)
17,858	Safeway, Inc.	380,197
9,316	SUPERVALU, Inc.	118,406
28,598	The Kroger Company	587,117
6,089	Whole Foods Market, Inc. (b)	167,143
		1,252,863
Service (.2%)
5,647	Apollo Group, Inc. - Class A (b)	342,095
2,726	DeVry, Inc.	154,646
9,021	RR Donnelley & Sons Company	200,898
		697,639
Tobacco (1.5%)
91,058	Altria Group, Inc.	1,787,469
7,059	Lorillard, Inc.	566,344
83,697	Philip Morris International, Inc.	4,033,358
7,426	Reynolds American, Inc.	393,355
		6,780,526
Energy (11.3%)
Alternate Sources (.1%)
2,190	First Solar, Inc. (b)	296,526

Shares		Market Value(a)
Energy—continued
Mining (.2%)
7,946	Consol Energy, Inc.	$395,711
3,693	Massey Energy Company	155,143
11,769	Peabody Energy Corporation	532,076
		1,082,930
Oil & Gas (8.9%)
21,598	Anadarko Petroleum Corporation	1,348,147
14,773	Apache Corporation	1,524,130
4,523	Cabot Oil & Gas Corporation	197,158
28,462	Chesapeake Energy Corporation	736,597
88,161	Chevron Corporation	6,787,515
65,198	ConocoPhillips	3,329,662
10,977	Denbury Resources, Inc. (b)	162,460
19,515	Devon Energy Corporation	1,434,352
11,089	EOG Resources, Inc.	1,078,960
208,609	Exxon Mobil Corporation	14,225,045
12,791	Hess Corporation	773,855
31,104	Marathon Oil Corporation	971,067
8,390	Murphy Oil Corporation	454,738
12,448	Nabors Industries, Ltd. (b)	272,487
7,623	Noble Energy, Inc.	542,910
35,667	Occidental Petroleum Corporation	2,901,510
5,000	Pioneer Natural Resources Company	240,850
6,931	Range Resources Corporation	345,510
4,998	Rowan Companies, Inc. (b)	113,155
15,173	Southwestern Energy Company (b)	731,339
5,137	Sunoco, Inc.	134,076
24,799	Valero Energy Corporation	415,383
25,502	XTO Energy, Inc.	1,186,608
		39,907,514
Oil & Gas Services (1.7%)
13,617	Baker Hughes, Inc.	551,216

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Energy—continued
12,896	BJ Services Company	$239,866
10,740	Cameron International Corporation (b)	448,932
3,113	Diamond Offshore Drilling, Inc.	306,381
5,408	FMC Technologies, Inc. (b)	312,799
39,633	Halliburton Company	1,192,557
18,383	National Oilwell Varco, Inc.	810,506
52,765	Schlumberger, Ltd.	3,434,474
10,871	Smith International, Inc.	295,365
6,161	Tesoro Corporation	83,482
		7,675,578
Pipelines (.4%)
30,815	El Paso Corporation	302,912
5,774	EQT Corporation	253,594
7,662	Questar Corporation	318,509
28,420	Spectra Energy Corporation	582,894
25,624	The Williams Companies, Inc.	540,154
		1,998,063
Financial (15.0%)
Banks (4.9%)
436,649	Bank of America Corporation	6,575,934
30,215	BB&T Corporation	766,555
6,548	Comerica, Inc.	193,624
34,948	Fifth Third Bancorp	340,743
9,751	First Horizon National Corporation (b)	130,661
20,775	Hudson City Bancorp, Inc.	285,241
31,421	Huntington Bancshares, Inc.	114,687
38,605	KeyCorp	214,258
3,618	M&T Bank Corporation	242,008
23,056	Marshall & Ilsley Corporation	125,655
10,612	Northern Trust Corporation	556,069
15,303	People's United Financial, Inc.	255,560
20,275	PNC Financial Services Group, Inc.	1,070,317

Shares		Market Value(a)
Financial—continued
52,205	Regions Financial Corporation	$276,164
21,737	State Street Corporation	946,429
21,934	SunTrust Banks, Inc.	445,041
52,917	The Bank of New York Mellon Corporation	1,480,088
84,037	U.S. Bancorp	1,891,673
224,594	Wells Fargo & Company	6,061,792
6,073	Zions Bancorporation	77,917
		22,050,416
Commercial Services (.3%)
5,464	Equifax, Inc.	168,783
14,734	H&R Block, Inc.	333,283
8,625	Moody's Corporation	231,150
14,133	Paychex, Inc.	433,035
8,664	Total Systems Services, Inc.	149,627
		1,315,878
Consumer Finance (.6%)
4,260	Mastercard, Inc. - Class A	1,090,475
19,684	Visa, Inc. - Class A	1,721,562
		2,812,037
Finance — Diversified (1.4%)
52,255	American Express Company	2,117,373
11,205	Ameriprise Financial, Inc.	434,978
19,722	Capital One Financial Corporation	756,141
2,980	CME Group, Inc.	1,001,131
23,852	Discover Financial Services	350,863
3,783	Federated Investors, Inc. - Class B	104,033
3,240	IntercontinentalExchange, Inc. (b)	363,852
7,998	Janus Capital Group, Inc.	107,573
8,240	Leucadia National Corporation (b)	196,030
20,854	SLM Corporation (b)	235,025
6,492	The Nasdaq OMX Group, Inc. (b)	128,671

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Financial—continued
30,411	The Western Union Company	$573,247
		6,368,917
Insurance (2.4%)
20,561	Aflac, Inc.	950,946
5,834	American International Group, Inc. (b)	174,903
12,037	AON Corporation	461,499
5,074	Assurant, Inc.	149,581
15,010	Chubb Corporation	738,192
12,015	CIGNA Corporation	423,769
7,050	Cincinnati Financial Corporation	184,992
21,468	Genworth Financial, Inc. - Class A (b)	243,662
16,830	Hartford Financial Services Group, Inc.	391,466
13,274	Lincoln National Corporation	330,257
15,868	Loews Corporation	576,802
23,180	Marsh & McLennan Companies, Inc.	511,814
35,980	MetLife, Inc.	1,271,893
14,015	Principal Financial Group, Inc.	336,921
20,389	Prudential Financial, Inc.	1,014,557
23,574	The Allstate Corporation	708,163
29,627	The Progressive Corporation (b)	532,990
24,009	The Travelers Companies, Inc.	1,197,089
3,613	Torchmark Corporation	158,791
14,578	Unum Group	284,562
15,034	XL Capital, Ltd.	275,573
		10,918,422
Investment Bankers/Brokers (4.1%)
856,882	Citigroup, Inc.	2,836,279
68,039	E*Trade Financial Corporation (b)	119,068
6,590	Franklin Resources, Inc.	694,257
18,841	Invesco, Ltd.	442,575
173,163	JPMorgan Chase & Company	7,215,704
7,139	Legg Mason, Inc.	215,312
59,737	Morgan Stanley	1,768,215

Shares		Market Value(a)
Financial—continued
11,315	T Rowe Price Group, Inc.	$602,524
41,875	The Charles Schwab Corporation	788,088
22,591	The Goldman Sachs Group, Inc.	3,814,265
		18,496,287
Real Estate (—)
11,852	CB Richard Ellis Group, Inc. - Class A (b)	160,832
Real Estate Investment Trust — Apartments (.2%)
5,141	Apartment Investment & Management Company - Class A	81,845
3,579	AvalonBay Communities, Inc.	293,872
12,134	Equity Residential	409,886
		785,603
Real Estate Investment Trust — Diversified (.1%)
6,914	Vornado Realty Trust	483,565
Real Estate Investment Trust — Health Care (.2%)
12,881	HCP, Inc.	393,386
5,405	Health Care REIT, Inc.	239,549
6,881	Ventas, Inc.	300,975
		933,910
Real Estate Investment Trust — Hotels (.1%)
27,737	Host Hotels & Resorts, Inc. (b)	323,691
Real Estate Investment Trust — Office Property (.1%)
6,108	Boston Properties, Inc.	409,664
Real Estate Investment Trust — Regional Mall (.2%)
12,605	Simon Property Group, Inc.	1,005,879
Real Estate Investment Trust — Self Storage (.1%)
5,979	Public Storage, Inc.	486,990

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Financial—continued
Real Estate Investment Trust — Shopping Centers (.1%)
17,652	Kimco Realty Corporation	$238,832
Real Estate Investment Trust — Warehouse/Industrial (.1%)
20,793	ProLogis	284,656
Special Services (.1%)
11,425	NYSE Euronext	289,052
Health Care (11.8%)
Biotechnology (1.2%)
44,476	Amgen, Inc. (b)	2,516,007
12,708	Biogen Idec, Inc. (b)	679,878
20,196	Celgene Corporation (b)	1,124,513
11,618	Genzyme Corporation (b)	569,398
7,837	Life Technologies Corporation (b)	409,327
2,425	Millipore Corporation (b)	175,449
		5,474,572
Drugs (5.8%)
67,968	Abbott Laboratories	3,669,592
13,513	Allergan, Inc.	851,454
12,659	AmerisourceBergen Corporation	330,020
75,216	Bristol-Myers Squibb Company	1,899,204
15,937	Cardinal Health, Inc.	513,809
7,703	CareFusion Corporation (b)	192,652
3,263	Cephalon, Inc. (b)	203,644
44,432	Eli Lilly & Company	1,586,667
12,072	Express Scripts, Inc. (b)	1,043,624
13,260	Forest Laboratories, Inc. (b)	425,778
39,545	Gilead Sciences, Inc. (b)	1,711,508
7,126	Hospira, Inc. (b)	363,426
10,908	King Pharmaceuticals, Inc. (b)	133,841
20,950	Medco Health Solutions, Inc. (b)	1,338,914
134,222	Merck & Company, Inc.	4,904,472
13,428	Mylan, Inc. (b)	247,478
354,598	Pfizer, Inc.	6,450,138

Shares		Market Value(a)
Health Care—continued
4,683	Watson Pharmaceuticals, Inc. (b)	$185,494
		26,051,715
Health Care — Diversified (.1%)
4,695	Laboratory Corporation of America Holdings (b)	351,374
Hospital Management (—)
19,027	Tenet Healthcare Corporation (b)	102,555
Managed Care (1.0%)
19,049	Aetna, Inc.	603,853
6,419	Coventry Health Care, Inc. (b)	155,918
7,463	Humana, Inc. (b)	327,551
11,776	McKesson Corporation	736,000
51,062	UnitedHealth Group, Inc.	1,556,370
20,141	WellPoint, Inc. (b)	1,174,019
		4,553,711
Medical Products/Supplies (3.6%)
26,491	Baxter International, Inc.	1,554,492
10,477	Becton Dickinson & Company	826,216
66,372	Boston Scientific Corporation (b)	597,348
4,232	CR Bard, Inc.	329,673
6,681	DENTSPLY International, Inc.	234,971
1,745	Intuitive Surgical, Inc. (b)	529,293
121,243	Johnson & Johnson	7,809,262
48,636	Medtronic, Inc.	2,139,011
3,993	Patterson Companies, Inc. (b)	111,724
14,688	St. Jude Medical, Inc. (b)	540,225
12,409	Stryker Corporation	625,041
5,442	Varian Medical Systems, Inc. (b)	254,958
9,390	Zimmer Holdings, Inc. (b)	555,043
		16,107,257
Special Services (.1%)
4,455	DaVita, Inc. (b)	261,687

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Health Care—continued
6,864	Quest Diagnostics, Inc.	$414,448
		676,135
Technology (17.6%)
Aerospace/Defense (.1%)
13,454	SAIC, Inc. (b)	254,819
Computer Hardware (5.5%)
4,315	Affiliated Computer Services, Inc. - Class A (b)	257,562
39,579	Apple, Inc. (b) (c)	8,345,628
75,663	Dell, Inc. (b)	1,086,521
104,191	Hewlett-Packard Company	5,366,878
57,724	International Business Machines Corporation	7,556,072
3,432	Lexmark International, Inc. - Class A (b)	89,163
9,102	Pitney Bowes, Inc.	207,161
10,028	SanDisk Corporation (b)	290,712
33,104	Sun Microsystems, Inc. (b)	310,184
7,447	Teradata Corporation (b)	234,059
9,904	Western Digital Corporation (b)	437,262
38,197	Xerox Corporation	323,147
		24,504,349
Computer Networking (3.2%)
7,473	Akamai Tehnologies, Inc. (b)	189,291
252,784	Cisco Systems, Inc. (b)	6,051,649
10,596	Google, Inc. - Class A (b)	6,569,308
23,089	Juniper Networks, Inc. (b)	615,784
52,331	Yahoo!, Inc. (b)	878,114
		14,304,146
Computer Peripherals (.3%)
89,635	EMC Corporation Massachusetts (b)	1,565,923
Computer Services & Software (5.1%)
23,015	Adobe Systems, Inc. (b)	846,492
10,094	Autodesk, Inc. (b)	256,489
22,175	Automatic Data Processing, Inc.	949,533
8,076	BMC Software, Inc. (b)	323,848

Shares		Market Value(a)
Technology—continued
17,423	CA, Inc.	$391,321
7,966	Citrix Systems, Inc. (b)	331,465
12,950	Cognizant Technology Solutions Corporation - Class A (b)	586,635
6,698	Computer Sciences Corporation (b)	385,336
10,127	Compuware Corporation (b)	73,218
14,302	Electronic Arts, Inc. (b)	253,860
14,403	Fidelity National Information Services, Inc.	337,606
8,016	IMS Health, Inc.	168,817
6,931	McAfee, Inc. (b)	281,191
339,451	Microsoft Corporation	10,349,861
14,892	NetApp, Inc. (b)	512,136
15,239	Novell, Inc. (b)	63,242
171,828	Oracle Corporation	4,216,659
35,618	Symantec Corporation (b)	637,206
51,294	Time Warner, Inc.	1,494,707
15,487	Time Warner Cable, Inc.	641,007
		23,100,629
Electrical Equipment (.1%)
8,376	Jabil Circuit, Inc.	145,491
6,251	Rockwell Automation, Inc.	293,672
		439,163
Electrical Instruments (.5%)
15,165	Agilent Technologies, Inc. (b)	471,177
7,536	Amphenol Corporation - Class A	348,013
6,669	FLIR Systems, Inc. (b)	218,210
3,061	Harman International Industries, Inc.	107,992
5,038	PerkinElmer, Inc.	103,732
17,942	Thermo Fischer Scientific, Inc. (b)	855,654
4,141	Waters Corporation (b)	256,576
		2,361,354
Electronic Components — Semiconductor (2.5%)
24,742	Advanced Micro Devices, Inc. (b)	239,503

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Technology—continued
12,979	Altera Corporation	$293,715
12,825	Analog Devices, Inc.	405,014
58,607	Applied Materials, Inc.	816,982
18,927	Broadcom Corporation - Class A (b)	595,254
242,565	Intel Corporation	4,948,326
7,428	KLA-Tencor Corporation	268,597
9,804	Linear Technology Corporation	299,414
28,701	LSI Corporation (b)	172,493
9,823	MEMC Electronic Materials, Inc. (b)	133,789
8,067	Microchip Technology, Inc.	234,427
37,345	Micron Technology, Inc. (b)	394,363
10,397	National Semiconductor Corporation	159,698
4,163	Novellus Systems, Inc. (b)	97,164
24,383	NVIDIA Corporation (b)	455,474
5,019	QLogic Corporation (b)	94,709
7,684	Teradyne, Inc. (b)	82,449
55,054	Texas Instruments, Inc.	1,434,707
12,166	Xilinx, Inc.	304,880
		11,430,958
Service — Data Processing (.3%)
2,340	Dun & Bradstreet Corporation	197,426
6,792	Fiserv, Inc. (b)	329,276
13,904	Intuit, Inc. (b)	426,992
7,953	Iron Mountain, Inc. (b)	181,010
		1,134,704
Transportation (2.0%)
Air Freight (.9%)
7,399	CH Robinson Worldwide, Inc.	434,543
13,733	FedEx Corporation	1,146,019
43,627	United Parcel Service, Inc. - Class B	2,502,881
		4,083,443
Airlines (.1%)
32,602	Southwest Airlines Company	372,641
Railroads (.9%)
11,519	Burlington Northern Santa Fe Corporation	1,136,004

Shares		Market Value(a)
Transportation—continued
17,250	CSX Corporation	$836,452
16,166	Norfolk Southern Corporation	847,422
22,171	Union Pacific Corporation	1,416,727
		4,236,605
Transport Services (.1%)
9,318	Expeditors International of Washington, Inc.	323,614
Trucking (—)
2,399	Ryder System, Inc.	98,767
Utilities (3.5%)
Electric Companies (3.3%)
7,451	Allegheny Energy, Inc.	174,949
10,410	Ameren Corporation	290,960
20,989	American Electric Power Company, Inc.	730,207
17,154	Centerpoint Energy, Inc.	248,905
10,089	CMS Energy Corporation	157,994
12,330	Consolidated Edison, Inc.	560,152
8,828	Constellation Energy Group, Inc.	310,481
26,244	Dominion Resources, Inc.	1,021,417
7,247	DTE Energy Company	315,897
57,328	Duke Energy Corporation	986,615
14,317	Edison International	497,945
8,302	Entergy Corporation	679,436
28,975	Exelon Corporation	1,416,008
13,395	FirstEnergy Corporation	622,198
18,164	FPL Group, Inc.	959,422
3,306	Integrys Energy Group, Inc.	138,819
12,117	NiSource, Inc.	186,359
7,710	Northeast Utilities	198,841
9,737	Pepco Holdings, Inc.	164,068
16,301	PG&E Corporation	727,840
4,453	Pinnacle West Capital Corporation	162,891
16,569	PPL Corporation	535,344
12,287	Progress Energy, Inc.	503,890
22,234	Public Service Enterprise Group, Inc.	739,281
4,880	SCANA Corporation	183,878
9,393	TECO Energy, Inc.	152,354

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Utilities—continued
29,335	The AES Corporation (b)	$390,449
35,163	The Southern Company	1,171,631
20,066	Xcel Energy, Inc.	426,001
		14,654,232
Natural Gas (.1%)
1,943	Nicor, Inc.	81,800
10,829	Sempra Energy	606,208
		688,008

Shares		Market Value(a)
Utilities—continued
Utilities Diversified (.1%)
5,168	Wisconsin Energy Corporation	$257,521
Total common stocks (Cost: $247,148,817)		436,338,195

Shares
Short-Term Securities (3.0%)
Investment Companies (3.0%)
2,000,000	SEI Daily Income Trust Treasury Fund - Class A, current rate 0.010%	2,000,000
11,248,201	Wells Fargo & Company Treasury Plus Money Market Fund, current rate 0.010%	11,248,201
	Total short-term securities (cost: $13,248,201)	13,248,201
	Total investments in securities (cost: $260,397,018) (d)	$449,586,396
	Cash and other assets in excess of liabilities (—)	155,905
	Total net assets (100%)	$449,742,301

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  Non-income producing.

(c)  Partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2009, securities with an aggregate market value of $7,632,450 were segregated to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation
S&P 500® EMINI	March 2010	73	Long	$69,241
S&P 500®	March 2010	31	Long	153,311
		104		$222,552

(d)  At December 31, 2009 the cost of securities for federal income tax purposes was $264,510,991. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$212,921,385
Gross unrealized depreciation	(27,845,980)
Net unrealized appreciation	$185,075,405

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities

December 31, 2009

(Percentages of each investment category relate to total net assets.)

Principal(b)		Coupon	Maturity	Fair Value(a)
Long-Term Debt Securities (93.8%)
Argentina (2.1%)
Government (2.1%)
6,030,000	Argentina Bonos (USD) (d)	0.943%	08/03/12	$2,062,260
Australia (8.0%)
Government (8.0%)
2,500,000	Australia Government Bond (AUD)	5.750%	04/15/12	2,300,335
1,440,000	New South Wales Treasury Corporation (AUD)	5.500%	03/01/17	1,252,258
305,000	New South Wales Treasury Corporation (AUD)	6.000%	05/01/12	279,859
690,000	Queensland Treasury Corporation - 144A Issue (NZD) (e)	7.125%	09/18/17	516,832
1,720,000	Queensland Treasury Corporation (AUD)	6.000%	06/14/11	1,575,102
1,325,000	Queensland Treasury Corporation (AUD)	6.000%	08/14/13	1,213,935
585,000	Queensland Treasury Corporation (AUD)	6.000%	09/14/17	522,520
				7,660,841
Brazil (6.5%)
Government (6.5%)
495,000	Brazil Notas do Tesouro Nacional - Series F (BRL)	10.000%	01/01/12	288,491
3,300,000	Brazil Notas do Tesouro Nacional - Series F (BRL)	10.000%	01/01/17	1,712,831
2,125,000	Brazil Notas do Tesouro Nacional - Series B (BRL)	10.362%	05/15/15	2,223,197
2,000,000	Brazil Notsa do Tesouro Nacional - Series B (BRL)	10.362%	05/15/45	2,045,005
				6,269,524
Canada (2.1%)
Government (2.1%)
285,000	Province of Manitoba Canada (NZD)	6.375%	09/01/15	205,345
2,475,000	Province of Ontario Canada (NZD)	6.250%	06/16/15	1,814,540
				2,019,885
France (3.7%)
Government (3.7%)
2,330,000	France Government Bond (EUR)	4.250%	10/25/17	3,562,772
Germany (4.6%)
Banks (4.6%)
1,655,000	Kreditanstalt fuer Wiederaufbau (NZD)	6.375%	02/17/15	1,228,669
3,091,000	Kreditanstalt fuer Wiederaufbau (NZD)	6.500%	11/15/11	2,330,566
11,220,000	Landwirtschaftliche Rentenbank (MXN)	8.500%	02/22/16	873,122
				4,432,357
Hungary (1.3%)
Government (1.3%)
150,000	Hungary Government International Bond (EUR)	3.875%	02/24/20	189,656
30,000	Republic of Hungary (EUR)	3.500%	07/18/16	39,420
175,000	Republic of Hungary (EUR)	4.375%	07/04/17	241,038

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Principal(b)		Coupon	Maturity	Fair Value(a)
Hungary—continued
530,000	Republic of Hungary (EUR)	5.750%	06/11/18	$776,401
				1,246,515
Indonesia (8.3%)
Government (8.3%)
6,530,000,000	Indonesia Treasury Bond (IDR)	9.000%	09/15/13	698,974
18,680,000,000	Indonesia Treasury Bond (IDR)	9.500%	07/15/23	1,837,013
1,959,000,000	Indonesia Treasury Bond (IDR)	10.000%	09/15/24	197,435
2,155,000,000	Indonesia Treasury Bond (IDR)	10.250%	07/15/22	226,324
22,510,000,000	Indonesia Treasury Bond (IDR)	10.250%	07/15/27	2,305,760
6,128,000,000	Indonesia Treasury Bond (IDR)	11.000%	11/15/20	684,249
5,204,000,000	Indonesia Treasury Bond (IDR)	11.000%	09/15/25	564,026
8,576,000,000	Indonesia Treasury Bond (IDR)	12.800%	06/15/21	1,063,457
3,361,000,000	Indonesia Treasury Bond (IDR)	12.900%	06/15/22	418,482
				7,995,720
Israel (1.3%)
Government (1.3%)
4,440,000	Israel Government Bond - Shahar (ILS)	7.000%	04/29/11	1,297,774
Lithuania (1.2%)
Government (1.2%)
1,130,000	Republic of Lithuania - 144A Issue (USD) (e)	6.750%	01/15/15	1,150,470
Malaysia (4.2%)
Government (4.2%)
13,550,000	Malaysian Government Bond (MYR)	3.756%	04/28/11	4,027,187
Mexico (9.8%)
Government (9.8%)
5,000,000	Mexican Bonos (MXN)	7.750%	12/14/17	380,494
7,150,000	Mexican Bonos (MXN)	8.000%	12/19/13	563,658
26,500,000	Mexican Bonos (MXN)	8.000%	12/17/15	2,065,536
2,400,000	Mexican Bonos (MXN)	9.000%	12/20/12	194,696
54,800,000	Mexican Bonos (MXN)	10.000%	12/05/24	4,809,786
16,000,000	Mexican Bonos (MXN)	10.000%	11/20/36	1,394,059
				9,408,229
Netherlands (1.9%)
Government (1.9%)
1,180,000	Netherlands Government Bond (EUR)	4.500%	07/15/17	1,833,066
Norway (1.7%)
Government (1.7%)
9,160,000	Norway Government Bond (NOK)	6.000%	05/16/11	1,661,362
Poland (7.5%)
Government (7.5%)
6,500,000	Poland Government Bond (PLN)	4.750%	04/25/12	2,256,100
1,740,000	Poland Government Bond (PLN)	5.750%	04/25/14	608,675
5,900,000	Poland Government Bond (PLN)	5.750%	09/23/22	1,959,859
1,440,000	Poland Government Bond (PLN)	6.250%	10/24/15	509,751

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Principal(b)		Coupon	Maturity	Fair Value(a)
Poland—continued
1,700,000	Poland Government International Bond (USD)	6.375%	07/15/19	$1,849,061
				7,183,446
Russia (3.9%)
Government (3.9%)
3,346,400	Russia Foreign Bond - 144A Issue (USD) (e)	7.500%	03/31/30	3,773,066
South Africa (1.7%)
Government (1.7%)
1,475,000	South Africa Government International Bond (USD)	6.875%	05/27/19	1,655,688
South Korea (11.5%)
Government (11.5%)
2,525,800,000	Korea Treasury Bond (KRW)	4.000%	06/10/12	2,147,603
2,230,000,000	Korea Treasury Bond (KRW)	4.750%	12/10/11	1,928,638
4,180,000,000	Korea Treasury Bond (KRW)	5.250%	09/10/12	3,661,619
133,670,000	Korea Treasury Bond (KRW)	5.250%	03/10/13	117,275
1,376,610,000	Korea Treasury Bond (KRW)	5.500%	06/10/11	1,207,894
1,760,000	Republic of Korea (USD)	7.125%	04/16/19	2,014,628
				11,077,657
Sri Lanka (1.8%)
Government (1.8%)
82,800,000	Sri Lanka Government Bond (LKR) (f)	11.000%	08/01/15	710,125
120,750,000	Sri Lanka Government Bond (LKR) (f)	11.000%	09/01/15	1,035,522
				1,745,647
Supra-National (.8%)
Supra-National Bank (.8%)
640,000	Corp Andina de Fomento (USD)	8.125%	06/04/19	739,508
Sweden (4.1%)
Government (4.1%)
26,880,000	Sweden Government Bond (SEK)	5.250%	03/15/11	3,980,255
United Arab Emirates (1.8%)
Government (1.8%)
760,000	Emirate of Abu Dhabi - 144A Issue (USD) (e)	6.750%	04/08/19	833,710
770,000	Qatar Government International Bond - 144A Issue (USD) (e)	6.550%	04/09/19	856,625
				1,690,335
United States (3.2%)
Government (3.2%)
15,000	Alabama State University	5.000%	09/01/29	15,713
15,000	Alabama State University	5.750%	09/01/39	16,295
55,000	Bexar County Hospital District	5.000%	02/15/32	55,951
50,000	Bexar County, Texas Municipal Bond	5.250%	08/15/47	51,214
85,000	California State Municipal Bond	5.000%	04/01/38	76,290
200,000	California State Municipal Bond	5.125%	04/01/33	186,344
1,550,000	California State Municipal Bond	6.000%	04/01/38	1,579,528

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Principal(b)		Coupon	Maturity	Fair Value(a)
United States—continued
50,000	City of Philadelphia Pennsylvania	5.000%	08/01/24	$52,162
100,000	Commonwealth of Puerto Rico	5.500%	07/01/21	101,445
205,000	Florida Hurricane Catastrophe Fund Finance Corporation	4.250%	07/01/14	217,183
120,000	Hamilton County, Ohio Municipal Bond	5.000%	12/01/32	123,234
75,000	Illinois Municipal Electric Agency	5.000%	02/01/35	76,292
130,000	Minneapolis, Minnesota Municipal Bond Series B	6.500%	11/15/38	145,288
100,000	North Carolina Eastern Municipal Power Agency	5.250%	01/01/19	109,259
120,000	SanFrancisco, California Bay Area Toll Authority	5.500%	04/01/43	124,987
120,000	Tarrant County, Texas Cultural Education Facilities Finance Corporation	6.250%	07/01/28	133,134
				3,064,319
Venezuela (.8%)
Government (.8%)
75,000	Venezuela Government International Bond (USD)	5.375%	08/07/10	73,125
780,000	Venezuela Government International Bond (USD)	10.750%	09/19/13	686,400
				759,525
	Total long-term debt securities (cost: $86,980,282)			90,297,408
Short-Term Securities (4.8%)
Israel (.4%)
Government (.4%)
1,240,000	Israel Treasury Bill - Makam (ILS) (c) (f)	1.569%	10/06/10	323,448
Norway (2.7%)
Government (2.7%)
15,100,000	Norway Treasury Bill (NOK) (c)	1.636%	03/17/10	2,605,016
United States (.7%)
Government (.7%)
700,000	Federal Home Loan Bank (FHLB) (c)	0.000%	01/04/10	700,000

Shares
United States (1.0%)
Investment Companies (1.0%)
950,471	Dreyfus Treasury Cash Management Fund, current rate 0.000%	950,471

Total short-term securities (cost: $4,330,048)	4,578,935
Total investments in securities (cost: $91,310,330) (g)	$94,876,343
Cash and other assets in excess of liabilities (1.4%)	1,360,044
Total net assets (100%)	$96,236,387

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  Principal amounts for foreign debt securities are denominated in the currencies indicated. United States debt securities are denominated in U.S. Dollars.

(c)  For zero coupon issues (strips) the interest rate represents the yield to maturity at December 31, 2009.

(d)  Variable rate securities.

(e)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(f)  These securities are being fair-valued according to procedures approved by the Board of Directors.

(g)  At December 31, 2009 the cost of securities for federal income tax purposes was $91,323,631. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$7,014,084
Gross unrealized depreciation	(3,461,372)
Net unrealized appreciation	$3,552,712

Forward Foreign Currency Contracts

On December 31, 2009, International Bond Portfolio had entered into forward foreign currency contracts that obligate the portfolio to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation	Unrealized Depreciation
01/05/10	2,919,174	EUR	31,461,400	SEK	$218,432	$–
01/11/10	482,000	EUR	668,534	USD	–	21,927
01/11/10	2,481,000	EUR	3,429,685	USD	–	124,326
01/11/10	288,285	USD	1,023,987	MYR	10,807	–
01/13/10	204,914	EUR	288,080	USD	–	5,456
01/13/10	204,914	EUR	287,943	USD	–	5,593
01/13/10	396,309	USD	18,468,000	PHP	708	–
01/13/10	138,845	USD	6,491,000	PHP	696	–
01/14/10	252,202	EUR	354,344	USD	–	6,932
01/15/10	157,600	EUR	220,147	USD	–	5,612
01/15/10	267,964	EUR	374,453	USD	–	9,401
01/15/10	302,000	EUR	421,855	USD	–	10,755
01/15/10	141,863	EUR	197,829	USD	–	5,387
01/15/10	82,609	USD	3,838,000	PHP	–	120
01/15/10	144,576	USD	6,730,000	PHP	69	–
01/19/10	204,914	EUR	288,621	USD	–	4,913
01/19/10	206,547	USD	9,585,000	PHP	–	638
01/19/10	51,645	USD	2,402,000	PHP	–	44
01/25/10	362,540	EUR	515,670	USD	–	3,655
01/27/10	310,400	EUR	443,195	USD	–	1,439
01/28/10	271,200	USD	171,290,000	CLP	66,350	–
01/29/10	300,000	EUR	424,029	USD	–	5,707
01/29/10	302,000	EUR	423,782	USD	–	8,819

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation	Unrealized Depreciation
01/29/10	3,400,000	MXN	249,517	USD	$–	$9,865
01/29/10	3,308,000	MXN	242,664	USD	–	9,700
01/29/10	526,469	NZD	342,679	USD	–	37,936
01/29/10	2,549,000	SGD	1,701,068	USD	–	112,802
01/29/10	1,021,000	SGD	678,590	USD	–	47,954
01/29/10	1,533,000	SGD	1,021,101	USD	–	69,782
01/29/10	1,020,000	SGD	677,833	USD	–	47,999
01/29/10	363,812	USD	227,510,000	CLP	84,528	–
01/29/10	82,691	USD	51,930,000	CLP	19,644	–
01/29/10	264,594	USD	166,750,000	CLP	64,010	–
01/29/10	4,500,000	USD	6,142,500,000	KRW	791,936	–
01/29/10	731,973	USD	1,021,000	SGD	–	5,429
01/29/10	2,944,155	USD	4,082,000	SGD	–	39,401
01/29/10	731,865	USD	1,020,000	SGD	–	6,032
02/02/10	2,522,849	NZD	1,275,401	USD	–	547,988
02/02/10	409,000	SGD	272,122	USD	–	18,908
02/02/10	1,022,000	SGD	680,123	USD	–	47,098
02/02/10	132,288	USD	82,680,000	CLP	30,644	–
02/02/10	735,596	USD	1,022,000	SGD	–	8,375
02/02/10	293,463	USD	409,000	SGD	–	2,433
02/03/10	2,413,426	NZD	1,205,023	USD	–	539,159
02/03/10	1,281,000	SGD	850,603	USD	–	60,903
02/03/10	248,058	USD	155,160,000	CLP	57,707	–
02/03/10	158,867	USD	1,122,000	CNY	5,536	–
02/03/10	953,529	USD	6,724,000	CNY	31,721	–
02/03/10	922,014	USD	1,281,000	SGD	–	10,508
02/04/10	1,288,000	SGD	850,524	USD	–	65,952
02/04/10	922,920	USD	1,288,000	SGD	–	6,444
02/05/10	1,027,000	SGD	680,200	USD	–	50,553
02/05/10	735,900	USD	1,027,000	SGD	–	5,147
02/08/10	809,000	SGD	537,363	USD	–	38,253
02/08/10	580,095	USD	809,000	SGD	–	4,478
02/09/10	1,025,000	SGD	680,701	USD	–	48,594
02/09/10	736,933	USD	1,025,000	SGD	–	7,638
02/11/10	406,300	SGD	272,387	USD	–	16,692
02/11/10	291,030	USD	406,300	SGD	–	1,952
02/12/10	60,964	NZD	31,665	USD	–	12,367
02/12/10	132,293	USD	81,360,000	CLP	28,038	–
02/12/10	902,941	USD	1,228,000,000	KRW	155,482	–
02/12/10	133,326	USD	483,973	MYR	7,857	–
02/12/10	397,585	USD	1,443,233	MYR	23,430	–
02/16/10	330,735	USD	200,260,000	CLP	63,905	–
02/17/10	332,646	USD	199,920,000	CLP	61,324	–
02/17/10	133,004	USD	485,000	MYR	8,451	–
02/22/10	81,364	NZD	40,698	USD	–	18,026
02/26/10	166,315	USD	100,820,000	CLP	32,365	–
02/26/10	332,634	USD	201,410,000	CLP	64,272	–
02/26/10	232,855	USD	141,210,000	CLP	45,419	–
03/03/10	166,313	USD	100,320,000	CLP	31,381	–
03/04/10	266,117	USD	162,970,000	CLP	55,038	–
03/05/10	166,319	USD	102,120,000	CLP	34,922	–
03/08/10	156,559	USD	96,320,000	CLP	33,253	–
03/09/10	166,323	USD	102,330,000	CLP	35,333	–

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation	Unrealized Depreciation
03/18/10	625,000	SGD	406,398	USD	$–	$38,188
03/18/10	449,954	USD	625,000	SGD	–	5,368
03/19/10	623,000	SGD	405,916	USD	–	37,248
03/19/10	312,000	SGD	203,138	USD	–	18,799
03/19/10	666,809	USD	935,000	SGD	–	1,707
03/22/10	4,251,260	MXN	314,318	USD	–	8,046
03/22/10	623,000	SGD	405,863	USD	–	37,301
03/22/10	622,000	SGD	406,125	USD	–	36,328
03/22/10	896,290	USD	1,245,000	SGD	–	10,673
03/23/10	1,131,000	SGD	744,642	USD	–	59,882
03/23/10	814,959	USD	1,131,000	SGD	–	10,435
03/24/10	195,650	AUD	133,071	USD	–	40,929
03/31/10	306,000	SGD	202,797	USD	–	14,873
03/31/10	219,386	USD	306,000	SGD	–	1,717
04/09/10	197,182	USD	10,203,000	INR	21,025	–
04/12/10	422,557	USD	21,880,000	INR	45,254	–
04/13/10	281,694	USD	14,696,000	INR	32,489	–
04/15/10	281,703	USD	14,426,000	INR	26,652	–
04/19/10	98,596	USD	5,058,000	INR	9,479	–
04/19/10	141,239	USD	7,206,000	INR	12,733	–
04/19/10	111,312	USD	402,984	MYR	5,934	–
04/20/10	321,664	USD	1,155,000	MYR	14,364	–
04/23/10	104,242	USD	61,159,000	CLP	16,280	–
04/26/10	101,882	USD	59,719,000	CLP	15,803	–
04/26/10	197,737	USD	10,247,000	INR	21,074	–
04/27/10	80,703	USD	47,393,000	CLP	12,691	–
04/27/10	80,702	USD	47,223,000	CLP	12,357	–
04/27/10	28,251	USD	1,462,000	INR	2,965	–
04/28/10	16,141	USD	9,531,000	CLP	2,642	–
04/28/10	129,125	USD	76,119,000	CLP	20,878	–
04/28/10	141,246	USD	7,253,000	INR	13,603	–
04/30/10	141,245	USD	7,260,000	INR	13,726	–
06/01/10	786,712	NZD	549,581	USD	–	13,713
06/01/10	781,973	NZD	546,200	USD	–	13,701
06/01/10	445,062	NZD	310,378	USD	–	8,292
06/01/10	282,891	USD	13,884,000	INR	12,617	–
06/02/10	111,307	NZD	78,471	USD	–	1,219
06/02/10	337,292	NZD	238,010	USD	–	3,474
06/02/10	652,112	NZD	459,269	USD	–	7,610
06/02/10	8,495	USD	412,000	INR	273	–
06/03/10	42,438	USD	2,037,000	INR	910	–
06/04/10	222,242	EUR	1,011,000	PLN	31,138	–
06/04/10	282,876	USD	13,595,000	INR	6,403	–
06/07/10	208,265	EUR	956,000	PLN	32,091	–
06/07/10	141,448	USD	6,798,000	INR	3,162	–
06/08/10	83,374	EUR	384,000	PLN	13,285	–
06/08/10	71,141	USD	3,429,000	INR	1,796	–
06/08/10	56,580	USD	2,730,000	INR	1,488	–
06/09/10	652,112	NZD	458,995	USD	–	7,605
06/10/10	56,917	USD	2,769,000	INR	1,971	–
06/11/10	56,903	USD	2,774,000	INR	2,086	–
06/11/10	85,361	USD	4,140,000	INR	2,676	–
06/16/10	142,271	USD	6,930,000	INR	5,028	–

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation	Unrealized Depreciation
06/21/10	128,053	USD	6,313,000	INR	$6,071	$–
06/22/10	115,375	USD	5,688,000	INR	5,459	–
06/24/10	173,057	USD	8,607,000	INR	9,754	–
06/25/10	115,369	USD	5,780,000	INR	7,386	–
06/28/10	337,505	EUR	3,754,000	SEK	42,397	–
06/29/10	246,007	EUR	2,726,000	SEK	29,467	–
07/09/10	115,364	USD	5,714,000	INR	5,854	–
07/09/10	115,372	USD	5,719,000	INR	5,952	–
07/09/10	227,056	USD	807,252	MYR	7,141	–
07/12/10	69,221	USD	3,472,000	INR	4,418	–
07/12/10	57,682	USD	2,887,000	INR	3,549	–
07/12/10	191,289	USD	684,000	MYR	7,136	–
07/12/10	95,598	USD	339,565	MYR	2,908	–
07/13/10	96,949	USD	348,000	MYR	4,001	–
07/16/10	161,872	EUR	813,000	MYR	4,098	–
07/16/10	64,480	USD	232,000	MYR	2,815	–
07/19/10	24,500	USD	1,225,000	INR	1,468	–
07/20/10	182,422	EUR	918,000	MYR	5,117	–
07/20/10	24,500	USD	1,225,000	INR	1,466	–
07/20/10	102,498	USD	366,000	MYR	3,655	–
07/23/10	234,481	EUR	1,180,000	MYR	6,565	–
07/23/10	125,671	USD	445,000	MYR	3,385	–
07/27/10	233,751	EUR	1,180,000	MYR	7,583	–
07/27/10	131,549	USD	467,000	MYR	3,872	–
07/27/10	3,539,164	USD	12,564,032	MYR	104,180	–
07/30/10	1,305,770	NZD	840,263	USD	–	89,615
08/03/10	1,300,802	NZD	835,570	USD	–	90,406
08/03/10	509,210	NZD	326,913	USD	–	35,568
08/04/10	256,571	NZD	164,719	USD	–	17,903
08/04/10	515,365	NZD	329,267	USD	–	37,560
08/05/10	383,215	NZD	249,779	USD	–	22,958
08/05/10	1,291,803	NZD	843,580	USD	–	75,809
08/05/10	3,170,000	NZD	2,050,356	USD	–	205,765
08/06/10	505,898	NZD	330,612	USD	–	29,405
08/06/10	252,481	NZD	164,428	USD	–	15,247
08/09/10	499,176	NZD	328,189	USD	–	26,940
08/09/10	501,429	NZD	329,840	USD	–	26,892
08/09/10	493,483	NZD	325,180	USD	–	25,898
08/11/10	854,416	EUR	3,590,000	PLN	12,685	–
08/11/10	247,113	NZD	164,115	USD	–	11,654
08/11/10	247,235	NZD	164,196	USD	–	11,660
08/12/10	464,138	NZD	303,175	USD	–	26,929
08/12/10	378,100	NZD	245,916	USD	–	22,996
08/13/10	175,000	NZD	113,592	USD	–	10,859
08/16/10	185,000	NZD	122,118	USD	–	9,405
08/17/10	16,269,945	JPY	335,000	BRL	8,138	–
08/17/10	46,522,000	JPY	490,449	USD	–	10,687
08/17/10	239,352	USD	907,000	ILS	509	–
08/18/10	11,941,200	JPY	248,000	BRL	7,109	–
08/18/10	23,117,000	JPY	245,221	USD	–	3,800
08/19/10	17,439,226	JPY	371,000	BRL	15,163	–
08/19/10	23,010,000	JPY	244,579	USD	–	3,295
08/19/10	119,442	USD	454,000	ILS	620	–

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation	Unrealized Depreciation
08/19/10	119,773	USD	454,000	ILS	$289	$–
08/19/10	23,973	USD	91,000	ILS	93	–
08/20/10	380,000	EUR	535,667	USD	–	8,181
08/20/10	23,068,000	JPY	244,940	USD	–	3,563
08/20/10	23,098,000	JPY	244,584	USD	–	4,243
08/20/10	91,076	USD	348,100	ILS	981	–
08/20/10	175,370	USD	8,758,000	INR	9,838	–
08/23/10	381,000	EUR	538,909	USD	–	6,359
08/23/10	46,090,000	JPY	489,889	USD	–	6,654
08/23/10	45,752,000	JPY	489,889	USD	–	3,012
08/23/10	155,801	USD	594,100	ILS	1,311	–
08/23/10	105,229	USD	5,252,000	INR	5,811	–
08/23/10	46,760	USD	2,338,000	INR	2,671	–
08/24/10	45,992,000	JPY	489,889	USD	–	5,608
08/24/10	45,839,000	JPY	489,890	USD	–	3,959
08/24/10	453,532	NZD	299,050	USD	–	23,130
08/25/10	22,797,000	JPY	244,945	USD	–	665
08/27/10	451,000	NZD	301,494	USD	–	18,793
08/31/10	11,587,304	JPY	248,000	BRL	10,544	–
09/01/10	22,848,000	JPY	244,939	USD	–	1,256
09/01/10	107,555	USD	5,367,000	INR	5,840	–
09/02/10	17,200,164	JPY	372,000	BRL	17,676	–
09/02/10	22,609,000	JPY	244,943	USD	1,319	–
09/07/10	378,000	EUR	538,423	USD	–	2,495
09/09/10	34,051,000	JPY	367,412	USD	442	–
09/10/10	33,934,000	JPY	367,410	USD	1,694	–
09/10/10	28,956,000	JPY	315,439	USD	3,371	–
09/13/10	24,053,000	JPY	262,863	USD	3,621	–
09/15/10	26,018,033	JPY	558,000	BRL	23,323	–
09/15/10	28,503,000	JPY	315,435	USD	8,218	–
09/15/10	19,137,000	JPY	210,292	USD	4,026	–
09/15/10	18,925,000	JPY	210,289	USD	6,308	–
09/16/10	9,516,000	JPY	105,149	USD	2,580	–
09/16/10	28,386,000	JPY	315,435	USD	9,473	–
09/20/10	114,000	EUR	167,848	USD	4,729	–
09/21/10	19,031,000	JPY	210,287	USD	5,139	–
09/21/10	9,436,000	JPY	105,148	USD	3,431	–
09/23/10	180,182	EUR	1,585,600	NOK	12,394	–
09/23/10	376,822	EUR	3,820,973	SEK	–	3,807
09/23/10	743,770	EUR	1,090,538	USD	26,322	–
09/24/10	327,271	EUR	484,557	USD	16,288	–
09/24/10	7,784,000	JPY	86,016	USD	2,101	–
09/27/10	774,000	JPY	8,601	USD	256	–
09/28/10	5,858,000	JPY	65,096	USD	1,939	–
09/29/10	9,763,000	JPY	108,490	USD	3,227	–
10/04/10	188,713	USD	9,129,000	PHP	2,778	–
10/04/10	235,895	USD	11,381,000	PHP	2,834	–
10/05/10	283,087	USD	13,611,000	PHP	2,399	–
10/05/10	283,072	USD	13,607,000	PHP	2,329	–
10/06/10	75,493	USD	3,595,000	PHP	–	95
10/07/10	235,893	USD	11,170,000	PHP	–	1,639
10/08/10	94,370	USD	4,460,000	PHP	–	842
10/08/10	188,730	USD	8,939,000	PHP	–	1,277

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation	Unrealized Depreciation
10/08/10	94,357	USD	4,471,000	PHP	$–	$599
10/08/10	188,711	USD	8,955,000	PHP	–	923
10/12/10	297,118	USD	1,023,987	MYR	–	754
10/12/10	56,626	USD	2,662,000	PHP	–	819
10/13/10	130,115	USD	441,908	MYR	–	2,220
10/13/10	169,840	USD	7,940,000	PHP	–	3,394
10/13/10	94,365	USD	4,438,000	PHP	–	1,332
10/13/10	69,426	USD	3,263,000	PHP	–	1,024
10/15/10	284,020	EUR	2,796,894	CNY	5,881	–
10/15/10	30,981	USD	1,453,000	PHP	–	526
10/18/10	284,540	EUR	2,810,534	CNY	7,201	–
10/18/10	103,273	USD	4,825,000	PHP	–	2,162
10/19/10	380,299	EUR	3,767,150	CNY	11,233	–
10/19/10	51,636	USD	2,431,000	PHP	–	696
10/21/10	352,807	USD	2,328,000	CNY	–	9,622
10/21/10	103,280	USD	4,880,000	PHP	–	1,039
10/21/10	206,546	USD	9,718,000	PHP	–	2,943
10/25/10	692,437	USD	4,558,868	CNY	–	20,286
10/25/10	199,328	USD	9,488,000	PHP	–	598
10/25/10	99,664	USD	4,747,000	PHP	–	237
10/25/10	299,014	USD	14,248,000	PHP	–	585
10/26/10	1,171,716	USD	7,735,902	CNY	–	31,106
10/26/10	85,970	USD	4,087,000	INR	44	–
10/26/10	257,876	USD	12,246,000	INR	–	152
10/26/10	259,133	USD	12,320,000	PHP	–	1,105
10/27/10	698,978	USD	4,624,090	CNY	–	17,160
10/27/10	128,929	USD	6,087,000	INR	–	833
10/28/10	79,732	USD	3,808,000	PHP	11	–
11/08/10	13,826,020	JPY	152,804	USD	3,520	–
11/10/10	13,582,000	JPY	151,657	USD	4,997	–
11/12/10	13,769,800	JPY	153,803	USD	5,105	–
11/12/10	19,766,000	JPY	220,590	USD	7,140	–
11/15/10	45,867,000	JPY	512,051	USD	16,687	–
11/16/10	22,904,000	JPY	256,025	USD	8,653	–
11/16/10	11,041,000	JPY	122,889	USD	3,642	–
11/17/10	11,968,000	JPY	133,127	USD	3,863	–
11/17/10	45,733,000	JPY	512,053	USD	18,100	–
11/17/10	18,297,000	JPY	204,825	USD	7,203	–
11/18/10	63,773,000	JPY	716,863	USD	28,039	–
11/29/10	474,837	EUR	4,060,000	NOK	10,400	–
11/29/10	49,458,000	JPY	558,138	USD	23,722	–
11/29/10	45,202,000	JPY	512,053	USD	23,625	–
11/29/10	17,886,000	JPY	204,821	USD	11,555	–
11/29/10	26,859,000	JPY	307,234	USD	17,010	–
12/01/10	151,884	EUR	1,310,000	NOK	5,234	–
12/01/10	44,347,000	JPY	512,049	USD	32,825	–
12/02/10	3,276,000	MXN	241,219	USD	1,368	–
12/06/10	178,462	EUR	1,776,000	CNY	7,011	–
12/06/10	212,894	USD	1,410,000	CNY	–	4,684
12/13/10	179,874	USD	1,196,159	CNY	–	3,195
12/14/10	360,821	USD	2,399,098	CNY	–	6,449
12/15/10	362,408	USD	2,408,380	CNY	–	6,651
12/16/10	387,913	USD	1,323,172	MYR	–	5,518

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation	Unrealized Depreciation
12/17/10	124,528	USD	424,629	MYR	$–	$1,814
12/20/10	616,157	EUR	896,046	USD	14,851	–
12/21/10	148,360	USD	508,132	MYR	–	1,527
12/22/10	75,828	USD	260,658	MYR	–	508
12/22/10	120,750	USD	415,081	MYR	–	809
12/23/10	95,921	USD	329,930	MYR	–	587
12/28/10	108,374	USD	373,285	MYR	–	520
01/04/11	3,051,690	EUR	31,461,400	SEK	44,483	–
					$3,337,050	$3,535,406
Forward Foreign Currency Contracts – Currency Legend

AUD	Australian Dollar
BRL	Brazil Real
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
EUR	Euro Dollar
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Republic of Korea Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities

December 31, 2009

(Percentages of each investment category relate to total net assets.)

Shares		Market Value(a)
Common Stocks (95.1%)
Basic Materials (6.2%)
Auto (.3%)
21,815	LKQ Corporation (b)	$427,356
Chemicals (3.0%)
14,144	Albemarle Corporation	514,417
11,558	Ashland, Inc.	457,928
10,078	Cabot Corporation	264,346
7,501	Cytec Industries, Inc.	273,186
10,532	Lubrizol Corporation	768,309
2,908	Minerals Technologies, Inc.	158,399
12,116	Olin Corporation	212,272
19,921	RPM International, Inc.	404,994
7,549	Sensient Technologies Corporation	198,539
15,401	Terra Industries, Inc.	495,758
6,954	The Scotts Miracle-Gro Company - Class A	273,362
15,555	Valspar Corporation	422,163
		4,443,673
Construction (.4%)
6,887	Martin Marietta Materials, Inc.	615,767
Iron and Steel (.5%)
6,794	Carpenter Technology Corporation	183,098
33,266	Steel Dynamics, Inc.	589,474
		772,572
Manufacturing (.1%)
4,660	Mine Safety Appliances Company	123,630
Metal Fabrication (.5%)
17,376	Commercial Metals Company	271,934
9,872	Reliance Steel & Aluminum Company	426,668
		698,602
Paper and Forest (1.4%)
19,214	Louisiana-Pacific Corporation (b)	134,114
15,888	Packaging Corporation of America	365,583
6,136	Potlatch Corporation	195,616
12,259	Rayonier, Inc.	516,839
15,429	Sonoco Products Company	451,298

Shares		Market Value(a)
Basic Materials—continued
16,492	Temple-Inland, Inc.	$348,146
		2,011,596
Capital Goods (9.5%)
Aerospace/Defense (.2%)
15,595	BE Aerospace, Inc. (b)	366,482
Construction (.3%)
12,909	The Shaw Group, Inc. (b)	371,134
Containers — Metal/Glass (.3%)
5,289	Greif, Inc. - Class A	285,500
2,110	Silgan Holdings, Inc.	122,127
		407,627
Electrical Equipment (1.1%)
10,763	Energizer Holdings, Inc. (b)	659,557
9,114	Hubbell, Inc. - Class B	431,092
18,570	Trimble Navigation, Ltd. (b) (d)	467,964
		1,558,613
Engineering/Construction (1.1%)
5,189	Granite Construction, Inc.	174,662
15,786	Joy Global, Inc.	814,400
12,947	URS Corporation (b) (d)	576,400
		1,565,462
Hardware and Tools (.2%)
12,558	Kennametal, Inc.	325,503
Machinery (2.3%)
14,263	AGCO Corporation (b)	461,266
11,592	Bucyrus International, Inc.	653,441
9,252	Graco, Inc.	264,330
12,470	IDEX Corporation	388,441
6,561	Lincoln Electric Holdings, Inc.	350,751
5,710	Regal-Beloit Corporation	296,577
16,677	Terex Corporation (b)	330,371
7,338	Wabtec Corporation	299,684
9,073	Zebra Technologies Corporation - Class A (b)	257,310
		3,302,171

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Capital Goods—continued
Manufacturing (3.3%)
16,637	AMETEK, Inc.	$636,199
10,426	Aptargroup, Inc.	372,625
9,452	Carlisle Companies, Inc.	323,826
7,218	Crane Company	221,015
11,922	Donaldson Company, Inc.	507,162
7,521	Federal Signal Corporation	45,276
12,391	Harsco Corporation	399,362
2,999	Lancaster Colony Corporation	149,050
4,679	Matthews International Corporation - Class A	165,777
5,183	Nordson Corporation	317,096
15,172	Pentair, Inc.	490,056
7,605	SPX Corporation	415,993
6,129	Teleflex, Inc.	330,292
7,383	The Brink's Company	179,702
12,231	Trinity Industries, Inc.	213,309
		4,766,740
Metal Fabrication (.4%)
12,251	Timken Company	290,471
3,081	Valmont Industries, Inc.	241,705
9,400	Worthington Industries, Inc.	122,858
		655,034
Trucks and Parts (.3%)
13,802	Oshkosh Corporation	511,088
Communication Services (2.3%)
Broadcasting (.2%)
8,220	Lamar Advertising Company - Class A (b)	255,560
Communications Equipment (.2%)
11,473	NeuStar, Inc. - Class A (b)	264,338
Computer Networking (.3%)
9,039	IDEXX Laboratories, Inc. (b)	483,044
Telecommunication (1.2%)
14,907	ADC Telecommunications, Inc. (b)	92,573
8,628	ADTRAN, Inc.	194,561
14,121	Ciena Corporation (b)	153,072

Shares		Market Value(a)
Communication Services—continued
14,469	CommScope, Inc. (b)	$383,863
7,579	Plantronics, Inc.	196,902
41,372	RF Micro Devices, Inc. (b)	197,344
10,709	Syniverse Holdings, Inc. (b)	187,193
23,108	tw telecom, inc. (b)	396,071
		1,801,579
Telephone (.4%)
31,315	Cincinnati Bell, Inc. (b)	108,037
14,443	Telephone & Data Systems, Inc.	489,906
		597,943
Consumer Cyclical (13.3%)
Auto (.5%)
18,009	BorgWarner, Inc.	598,259
5,474	Thor Industries, Inc.	171,884
		770,143
Distribution Durables (.6%)
7,413	Fossil, Inc. (b)	248,780
6,784	MSC Industrial Direct Company - Class A	318,848
7,850	Tech Data Corporation (b)	366,281
		933,909
Entertainment (1.0%)
11,645	DreamWorks Animation SKG, Inc. - Class A (b)	465,218
4,725	International Speedway Corporation - Class A	134,426
6,623	NetFlix, Inc. (b)	365,192
15,898	Rovi Corporation (b)	506,669
		1,471,505
Food & Health (.3%)
9,546	NBTY, Inc. (b)	415,633
Home Builders (1.0%)
11,413	KB Home	156,130
5,797	MDC Holdings, Inc.	179,939
912	NVR, Inc. (b)	648,167
6,760	Ryland Group, Inc.	133,172
21,154	Toll Brothers, Inc. (b)	397,907
		1,515,315
Leisure (.2%)
8,152	WMS Industries, Inc. (b)	326,080

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Consumer Cyclical—continued
Lodging — Hotel (.1%)
8,503	Boyd Gaming Corporation (b)	$71,170
Manufacturing (.6%)
7,513	Lennox International, Inc.	293,307
5,207	Mettler-Toledo International, Inc. (b) (c)	546,683
		839,990
Office Furnishings (.2%)
8,622	Herman Miller, Inc.	137,780
6,948	HNI Corporation	191,973
		329,753
Publishing (.3%)
6,600	John Wiley & Sons, Inc. - Class A	276,408
3,935	Scholastic Corporation	117,381
		393,789
Rental Equipment (.2%)
8,376	Aaron's, Inc.	232,267
Retail (5.8%)
7,013	99 Cents Only Stores (b)	91,660
14,599	Advance Auto Parts, Inc.	590,968
10,192	Aeropostale, Inc. (b)	347,038
32,055	American Eagle Outfitters, Inc.	544,294
6,089	American Greetings Corporation - Class A	132,679
9,059	AnnTaylor Stores Corporation (b)	123,565
6,113	Barnes & Noble, Inc.	116,575
8,591	BJ's Wholesale Club, Inc. (b)	281,012
34,223	CarMax, Inc. (b)	829,908
27,459	Chico's FAS, Inc. (b)	385,799
8,946	Coldwater Creek, Inc. (b)	39,899
9,891	Collective Brands, Inc. (b)	225,218
10,377	Copart, Inc. (b)	380,109
13,790	Dick's Sporting Goods, Inc. (b)	342,957
13,617	Dollar Tree, Inc. (b)	657,701
24,131	Foot Locker, Inc.	268,819

Shares		Market Value(a)
Consumer Cyclical—continued
8,955	Guess?, Inc.	$378,796
8,632	J Crew Group, Inc. (b)	386,196
19,064	PetSmart, Inc.	508,818
8,810	Regis Corporation	137,172
24,619	Saks, Inc. (b)	161,501
6,831	The Timberland Company - Class A (b)	122,480
7,022	The Warnaco Group, Inc. (b)	296,258
5,804	Under Armour, Inc. - Class A (b)	158,275
19,994	Urban Outfitters, Inc. (b)	699,590
16,312	Williams-Sonoma, Inc.	338,963
		8,546,250
Service (.9%)
18,971	Convergys Corporation (b)	203,938
17,818	Corrections Corporation of America (b)	437,432
5,884	Harte-Hanks, Inc.	63,430
6,723	Rollins, Inc.	129,619
10,020	Scientific Games Corporation - Class A (b)	145,791
10,321	Sotheby's	232,016
13,216	ValueClick, Inc. (b)	133,746
		1,345,972
Special Services (.8%)
7,066	Brink's Home Security Holdings, Inc. (b)	230,634
12,839	Hewitt Associates, Inc. - Class A (b)	542,576
39,092	Service Corporation International	320,164
5,267	The Corporate Executive Board Company	120,193
		1,213,567
Textiles (.8%)
14,679	Hanesbrands, Inc. (b)	353,911
8,662	Mohawk Industries, Inc. (b)	412,311
7,967	Phillips-Van Heusen Corporation	324,097
		1,090,319

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Consumer Staples (6.0%)
Beverage (.8%)
5,388	Green Mountain Coffee Roasters, Inc. (b)	$438,960
10,996	Hansen Natural Corporation (b)	422,246
8,644	PepsiAmericas, Inc.	252,924
		1,114,130
Food (1.3%)
11,548	Corn Products International, Inc.	337,548
11,925	Flowers Food, Inc.	283,338
4,863	Panera Bread Company - Class A (b)	325,675
8,749	Ralcorp Holdings, Inc. (b) (d)	522,403
21,727	Smithfield Foods, Inc. (b)	330,033
4,042	Tootsie Roll Industries, Inc.	110,670
		1,909,667
Household Products (.7%)
10,853	Church & Dwight Company, Inc.	656,064
9,806	Tupperware Brands Corporation	456,665
		1,112,729
Personal Care (.3%)
13,173	Alberto-Culver Company	385,837
Restaurants (.9%)
4,785	Bob Evans Farms, Inc.	138,526
15,810	Brinker International, Inc.	235,885
4,890	Chipotle Mexican Grill, Inc. - Class A (b)	431,102
9,293	The Cheesecake Factory, Inc. (b)	200,636
55,716	Wendy's/Arby's Group, Inc. - Class A	261,308
		1,267,457
Retail (.1%)
6,294	Ruddick Corporation	161,945
Service (1.8%)
10,812	Career Education Corporation (b)	252,028

Shares		Market Value(a)
Consumer Staples—continued
13,514	Corinthian Colleges, Inc. (b)	$186,088
4,788	ITT Educational Services, Inc. (b)	459,456
7,044	Korn/Ferry International (b)	116,226
12,104	Manpower, Inc.	660,636
14,374	MPS Group, Inc. (b)	197,499
10,198	Rent-A-Center, Inc. (b)	180,709
2,188	Strayer Education, Inc.	464,928
9,280	United Rentals, Inc. (b)	91,037
		2,608,607
Tobacco (.1%)
3,808	Universal Corporation	173,683
Energy (7.1%)
Mining (.5%)
25,061	Arch Coal, Inc.	557,607
11,566	Patriot Coal Corporation (b)	178,811
		736,418
Oil & Gas (5.1%)
8,724	Atwood Oceanics, Inc. (b)	312,755
5,963	Bill Barrett Corporation (b)	185,509
12,884	Cimarex Energy Company	682,465
7,192	Comstock Resources, Inc. (b)	291,779
8,569	Encore Acquisition Company (b)	411,483
17,321	Forest Oil Corporation (b)	385,392
16,147	Frontier Oil Corporation	194,410
14,162	Helix Energy Solutions Group, Inc. (b)	166,403
16,285	Helmerich & Payne, Inc.	649,446
15,701	Mariner Energy, Inc. (b)	182,289
20,499	Newfield Exploration Company (b) (d)	988,667
8,467	Oceaneering International, Inc. (b)	495,489
23,697	Patterson-UTI Energy, Inc.	363,749
21,491	Plains Exploration & Production Company (b)	594,441

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Energy—continued
26,924	Pride International, Inc. (b)	$859,145
18,265	Quicksilver Resources, Inc. (b)	274,158
19,141	Southern Union Company	434,501
		7,472,081
Oil & Gas Services (.8%)
9,645	Exterran Holdings, Inc. (b)	206,885
12,069	Superior Energy Services, Inc. (b)	293,156
7,977	Tidewater, Inc.	382,497
6,231	Unit Corporation (b)	264,818
		1,147,356
Pipelines (.4%)
12,429	National Fuel Gas Company	621,450
Service (.3%)
24,739	KBR, Inc.	470,041
Financial (18.0%)
Auto Finance (.2%)
14,819	AmeriCredit Corporation (b)	282,154
Banks (3.4%)
19,727	Associated Banc-Corp	217,194
11,329	BancorpSouth, Inc.	265,778
7,396	Bank of Hawaii Corporation	348,056
9,539	Cathay General Bancorp	72,019
6,674	City National Corporation	304,334
11,253	Commerce Bancshares, Inc.	435,716
9,247	Cullen/Frost Bankers, Inc.	462,350
13,244	FirstMerit Corporation	266,734
27,193	Fulton Financial Corporation	237,123
8,001	International Bancshares Corporation	151,459
16,362	NewAlliance Bancshares, Inc.	196,508
4,594	PacWest Bancorp	92,569
6,327	SVB Financial Group (b)	263,773

Shares		Market Value(a)
Financial—continued
74,113	Synovus Financial Corporation	$151,932
17,288	TCF Financial Corporation	235,462
8,629	Trustmark Corporation	194,498
22,808	Valley National Bancorporation	322,277
17,320	Washington Federal, Inc.	334,969
9,922	Webster Financial Corporation	117,774
4,506	Westamerica Bancorporation	249,497
10,705	Wilmington Trust Corporation	132,100
		5,052,122
Commercial Services (.1%)
7,899	Deluxe Corporation	116,826
Finance — Diversified (1.0%)
6,488	Affiliated Managers Group, Inc. (b)	436,967
18,121	Eaton Vance Corporation	551,060
7,994	FTI Consulting, Inc. (b)	376,997
7,713	Navigant Consulting, Inc. (b)	114,615
		1,479,639
Insurance (4.1%)
12,193	American Financial Group, Inc.	304,215
15,705	Arthur J Gallagher & Company	353,520
18,187	Brown & Brown, Inc.	326,820
9,316	Everest Re Group, Ltd.	798,195
35,545	Fidelity National Financial, Inc. - Class A	478,436
15,510	First American Corporation	513,536
17,356	HCC Insurance Holdings, Inc.	485,447
6,045	Horace Mann Educators Corporation	75,563
5,492	Mercury General Corporation	215,616
37,128	Old Republic International Corporation	372,765

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Financial—continued
13,203	Protective Life Corporation	$218,510
11,231	Reinsurance Group of America, Inc.	535,157
7,582	StanCorp Financial Group, Inc.	303,432
7,719	The Hanover Insurance Group, Inc.	342,955
7,696	Unitrin, Inc.	169,697
20,832	WR Berkley Corporation	513,300
		6,007,164
Investment Bankers/Brokers (1.0%)
26,878	Apollo Investment Corporation	256,148
18,422	Jefferies Group, Inc. (b)	437,154
15,234	Raymond James Financial, Inc.	362,112
13,165	Waddell & Reed Financial, Inc. - Class A	402,059
		1,457,473
Mortgage Revenue Bonds (.4%)
14,782	Lender Processing Services, Inc.	601,036
Real Estate Investment Trust (.3%)
6,454	Jones Lang LaSalle, Inc.	389,821
Real Estate Investment Trust — Apartments (1.0%)
8,383	BRE Properties, Inc.	277,310
9,901	Camden Property Trust	419,505
4,492	Essex Property Trust, Inc.	375,756
23,577	UDR, Inc.	387,606
		1,460,177
Real Estate Investment Trust — Diversified (.7%)
15,403	Cousins Properties, Inc.	117,525
34,558	Duke Realty Corporation	420,571
17,373	Liberty Property Trust	556,109
		1,094,205

Shares		Market Value(a)
Financial—continued
Real Estate Investment Trust — Health Care (.9%)
17,314	Nationwide Health Properties, Inc.	$609,107
13,131	Omega Healthcare Investors, Inc.	255,398
19,651	Senior Housing Properties Trust	429,767
		1,294,272
Real Estate Investment Trust — Hotels (.3%)
19,035	Hospitality Properties Trust	451,320
Real Estate Investment Trust — Office Property (1.5%)
6,815	Alexandria Real Estate Equities, Inc.	438,136
8,986	Corporate Office Properties Trust SBI MD	329,157
10,966	Highwoods Properties, Inc.	365,716
12,133	Mack-Cali Realty Corporation	419,438
11,914	SL Green Realty Corporation	598,560
		2,151,007
Real Estate Investment Trust — Regional Mall (.4%)
14,885	The Macerich Company	535,116
Real Estate Investment Trust — Shopping Centers (1.3%)
5,070	Equity One, Inc.	81,982
9,440	Federal Realty Investment Trust	639,277
16,089	Realty Income Corporation	416,866
12,391	Regency Centers Corporation	434,428
16,078	Weingarten Realty Investors	318,184
		1,890,737
Real Estate Investment Trust — Warehouse/Industrial (.4%)
22,572	AMB Property Corporation	576,715

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Financial—continued
Savings and Loans (1.0%)
12,576	Astoria Financial Corporation	$156,319
29,035	First Niagara Financial Group, Inc.	403,877
64,155	New York Community Bancorp, Inc.	930,889
		1,491,085
Health Care (10.1%)
Biotechnology (1.4%)
10,962	Affymetrix, Inc. (b)	64,018
2,970	Bio-Rad Labratories, Inc. - Class A (b)	286,486
10,166	Charles River Laboratories International, Inc. (b)	342,493
29,728	Vertex Pharmaceuticals, Inc. (b) (d)	1,273,845
		1,966,842
Drugs (1.7%)
18,090	Endo Pharmaceuticals Holdings, Inc. (b)	371,026
9,177	Medicis Pharmaceutical Corporation - Class A	248,238
8,955	OSI Pharmaceuticals, Inc. (b)	277,873
12,412	Perrigo Company	494,494
18,229	Pharmaceutical Product Development, Inc.	427,288
7,310	United Therapeutics Corporation (b)	384,871
10,415	Valeant Pharmaceuticals International (b)	331,093
		2,534,883
Healthcare Equipment (.5%)
10,820	Immucor, Inc. (b)	218,997
8,012	Masimo Corporation (b)	243,725
8,773	Thoratec Corporation (b)	236,169
		698,891
Hospital Management (1.3%)
14,338	Community Health Systems, Inc. (b)	510,433

Shares		Market Value(a)
Health Care—continued
38,321	Health Management Associates, Inc. - Class A (b)	$278,594
6,028	Kindred Healthcare, Inc. (b)	111,277
8,450	LifePoint Hospitals, Inc. (b)	274,709
8,678	Psychiatric Solutions, Inc. (b)	183,453
15,181	Universal Health Services, Inc. - Class B	463,020
		1,821,486
Managed Care (.4%)
16,034	Health Net, Inc. (b)	373,432
6,529	Wellcare Health Plans, Inc. (b)	240,006
		613,438
Medical Products/Supplies (3.8%)
10,696	Beckman Coulter, Inc.	699,946
8,728	Edwards Lifesciences Corporation (b)	758,027
7,573	Gen-Probe, Inc. (b)	324,882
13,960	Henry Schein, Inc. (b)	734,296
9,669	Hill-Rom Holdings, Inc.	231,959
39,798	Hologic, Inc. (b)	577,071
9,560	Kinetic Concepts, Inc. (b)	359,934
6,459	Owens & Minor, Inc.	277,285
11,564	ResMed, Inc. (b)	604,450
9,060	STERIS Corporation	253,408
5,747	Techne Corporation	394,015
13,187	VCA Antech, Inc. (b)	328,620
		5,543,893
Personal Care (.1%)
6,386	Life Time Fitness, Inc. (b)	159,203
Special Services (.9%)
9,878	Covance, Inc. (b)	539,043
10,510	Lincare Holdings, Inc. (b)	390,131
18,411	Omnicare, Inc.	445,362
		1,374,536
Technology (13.9%)
Computer Networking (1.3%)
60,503	3COM Corporation (b)	453,773

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Technology—continued
8,063	Alliance Data Systems Corporation (b)	$520,789
6,015	Equinix, Inc. (b)	638,492
13,020	Polycom, Inc. (b)	325,109
		1,938,163
Computer Services & Software (6.0%)
5,247	ACI Worldwide, Inc. (b)	89,986
12,197	Acxiom Corporation (b)	163,684
2,416	Advent Software, Inc. (b)	98,404
13,684	ANSYS, Inc. (b)	594,707
16,628	AOL, Inc. (b)	387,100
41,465	Cadence Design Systems, Inc. (b)	248,375
10,453	Cerner Corporation (b)	861,745
5,961	Digital River, Inc. (b)	160,887
12,230	F5 Networks, Inc. (b)	647,945
9,287	Gartner, Inc. - Class A (b)	167,537
12,503	Global Payments, Inc.	673,412
13,800	Informatica Corporation (b)	356,868
25,243	Ingram Micro, Inc. - Class A (b)	440,490
15,166	Mentor Graphics Corporation (b)	133,916
12,292	MICROS Systems, Inc. (b)	381,421
15,964	MSCI, Inc. (b)	507,655
8,754	National Instruments Corporation	257,805
25,507	Palm, Inc. (b)	256,090
18,186	Parametric Technology Corporation (b)	297,159
9,619	Quest Software, Inc. (b)	176,990
19,982	SEI Investments Company	350,085
10,742	Solera Holdings, Inc.	386,819
6,646	SRA International, Inc. - Class A (b)	126,939
12,579	Sybase, Inc. (b)	545,929
22,485	Synopsys, Inc. (b)	500,966
		8,812,914
Computer Systems (.7%)
10,230	Diebold, Inc.	291,043
13,066	Jack Henry & Associates, Inc.	302,086

Shares		Market Value(a)
Technology—continued
3,434	Mantech International Corporation - Class A (b)	$165,794
24,561	NCR Corporation (b)	273,364
		1,032,287
Electrical Defense (.3%)
5,080	Alliant Techsystems, Inc. (b)	448,412
Electrical Equipment (.4%)
21,265	Gentex Corporation	379,580
28,794	Vishay Intertechnology, Inc. (b)	240,430
		620,010
Electrical Instruments (.5%)
8,079	Thomas & Betts Corporation (b)	289,147
4,459	Varian, Inc. (b)	229,817
8,753	Woodward Governor Company	225,565
		744,529
Electronic Components — Semiconductor (2.3%)
69,995	Atmel Corporation (b)	322,677
15,989	Cree, Inc. (b)	901,300
19,120	Fairchild Semiconductor International, Inc. (b)	191,009
25,615	Integrated Device Technology, Inc. (b)	165,729
10,996	International Rectifier Corporation (b)	243,231
18,927	Intersil Corporation - Class A	290,340
19,632	Lam Research Corporation (b)	769,771
9,512	Semtech Corporation (b)	161,799
7,046	Silicon Laboratories, Inc. (b)	340,604
		3,386,460
Electronics — Computer Distribution (.9%)
18,478	Arrow Electronics, Inc. (b)	547,134
23,338	Avnet, Inc. (b) (d)	703,874
		1,251,008

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Technology—continued
Service — Data Processing (.9%)
21,115	Broadridge Financial Solutions, Inc.	$476,354
6,060	DST Systems, Inc. (b)	263,913
6,495	Factset Research Systems, Inc.	427,826
7,433	Fair Isaac Corporation	158,397
		1,326,490
Special Services (.6%)
17,373	Aecom Technology Corporation (b)	477,757
6,580	Watson Wyatt Worldwide, Inc. - Class A (b)	312,682
		790,439
Transportation (2.0%)
Airlines (.3%)
20,758	AirTran Holdings, Inc. (b)	108,357
5,439	Alaska Air Group, Inc. (b)	187,972
31,774	JetBlue Airways Corporation (b)	173,168
		469,497
Railroads (.3%)
14,811	Kansas City Southern (b)	493,058
Shipping (.5%)
6,332	Alexander & Baldwin, Inc.	216,744
8,302	Kirby Corporation (b)	289,159
3,606	Overseas Shipholding Group, Inc.	158,484
		664,387
Transport Services (.2%)
7,843	Landstar System, Inc.	304,073
Trucking (.7%)
7,594	Con-way, Inc.	265,106
7,112	GATX Corporation	204,470
13,534	JB Hunt Transport Services, Inc.	436,742
6,754	Werner Enterprises, Inc.	133,662
		1,039,980

Shares		Market Value(a)
Utilities (6.7%)
Electric Companies (3.6%)
17,068	Alliant Energy Corporation	$516,478
5,996	Black Hills Corporation	159,674
9,330	Cleco Corporation	254,989
18,477	DPL, Inc.	509,965
77,829	Dynegy, Inc. - Class A (b)	140,870
20,877	Great Plains Energy, Inc.	404,805
14,202	Hawaiian Electric Industries, Inc.	296,822
7,351	IDACORP, Inc.	234,864
28,965	MDU Resources Group, Inc.	683,574
16,478	NSTAR	606,390
36,207	NV Energy, Inc.	448,243
14,933	OGE Energy Corporation	551,028
13,371	PNM Resources, Inc.	169,143
16,821	Westar Energy, Inc.	365,520
		5,342,365
Natural Gas (2.1%)
11,941	AGL Resources, Inc.	435,488
14,286	Atmos Energy Corporation	420,008
11,070	Energen Corporation	518,076
16,275	Oneok, Inc.	725,377
16,782	UGI Corporation	405,957
12,519	Vectren Corporation	308,969
7,735	WGL Holdings, Inc.	259,432
		3,073,307
Utilities Diversified (.3%)
6,190	Itron, Inc. (b)	418,258
Waste Management (.4%)
3,519	Clean Harbors, Inc. (b)	209,768
12,141	Waste Connections, Inc. (b)	404,538
		614,306
Water Utilities (.3%)
21,023	Aqua America, Inc.	368,113
Total common stocks (Cost: $135,340,592)		139,184,674

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Warrants (—)
Consumer Cyclical (—)
Food (—)
305	Krispy Kreme Doughnuts, Inc. Expiration Date 03/02/12 (b)	$18
Total warrants (Cost: $0)		18

Shares		Market Value(a)
Short-Term Securities (4.6%)
Investment Companies (4.6%)
1,250,000	SEI Daily Income Trust Treasury Fund - Class A, current rate 0.010%	$1,250,000
5,433,088	Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.010%	5,433,088
	Total short-term securities (cost: $6,683,088)	6,683,088
	Total investments in securities (cost: $142,023,680) (e)	$145,867,780
	Cash and other assets in excess of liabilities (.3%)	527,673
	Total net assets (100%)	$146,395,453

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  Non-income producing.

(c)  The Portfolio held 0.4% of net assets in foreign securities at December 31, 2009.

(d)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2009, securities with an aggregate market value of $2,855,410 were segregated to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation
S&P Mid-Cap 400® EMINI	March 2010	91	Long	$251,514

(e)  At December 31, 2009 the cost of securities for federal income tax purposes was $142,842,252. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$21,229,637
Gross unrealized depreciation	(18,204,109)
Net unrealized appreciation	$3,025,528

See accompanying notes to financial statements.

Real Estate Securities Portfolio
Investments in Securities

December 31, 2009

(Percentages of each investment category relate to total net assets.)

Shares		Market Value(a)
Common Stocks (93.9%)
Communication Services (.7%)
Telecommunication (.7%)
4,900	American Tower Corporation - Class A (b)	$211,729
10,400	Crown Castle International Corporation (b)	406,016
		617,745
Consumer Cyclical (2.5%)
Lodging — Hotel (2.5%)
15,200	Gaylord Entertainment Company (b)	300,200
20,405	Marriott International, Inc. - Class A	556,036
11,500	Starwood Hotels & Resorts Worldwide, Inc.	420,555
47,500	Starwood Property Trust, Inc.	897,275
		2,174,066
Financial (89.7%)
Investment Bankers/Brokers (.6%)
27,200	Colony Financial, Inc.	554,064
Real Estate (5.4%)
105,900	Brookfield Properties Corporation (c)	1,283,508
24,800	CB Richard Ellis Group, Inc. - Class A (b)	336,536
56,600	Digital Realty Trust, Inc.	2,845,848
28,200	Forest City Enterprises, Inc. - Class A (b)	332,196
		4,798,088
Real Estate Investment Trust (.4%)
22,600	Franklin Street Properties Corporation	330,186
Real Estate Investment Trust — Apartments (11.9%)
9,500	Associated Estates Realty Corporation	107,065
25,851	AvalonBay Communities, Inc.	2,122,626
20,600	BRE Properties, Inc.	681,448
20,900	Camden Property Trust	885,533
95,800	Equity Residential	3,236,124

Shares		Market Value(a)
Financial—continued
16,926	Essex Property Trust, Inc.	$1,415,860
26,500	Home Properties, Inc.	1,264,315
16,300	Mid-America Apartment Communities, Inc.	786,964
		10,499,935
Real Estate Investment Trust — Diversified (10.0%)
35,400	Colonial Properties Trust	415,242
76,100	Duke Realty Corporation	926,137
48,100	Liberty Property Trust	1,539,681
40,400	National Retail Properties, Inc.	857,288
54,986	Vornado Realty Trust	3,845,721
46,100	Washington Real Estate Investment Trust	1,270,055
		8,854,124
Real Estate Investment Trust — Health Care (11.6%)
127,800	HCP, Inc.	3,903,012
43,400	Health Care REIT, Inc.	1,923,488
45,200	Nationwide Health Properties, Inc.	1,590,136
64,900	Ventas, Inc.	2,838,726
		10,255,362
Real Estate Investment Trust — Hotels (4.2%)
56,413	DiamondRock Hospitality Company	477,818
274,646	Host Hotels & Resorts, Inc. (b)	3,205,119
		3,682,937
Real Estate Investment Trust — Manufactured Housing (.2%)
4,300	Equity Lifestyle Properties, Inc.	217,021
Real Estate Investment Trust — Office Property (15.7%)
13,000	Alexandria Real Estate Equities, Inc.	835,770
78,700	BioMed Realty Trust, Inc.	1,241,886
57,321	Boston Properties, Inc.	3,844,519

See accompanying notes to financial statements.

Real Estate Securities Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Financial—continued
122,100	Brandywine Realty Trust	$1,391,940
35,820	Corporate Office Properties Trust SBI MD	1,312,087
117,708	Douglas Emmett, Inc.	1,677,339
30,300	Highwoods Properties, Inc.	1,010,505
40,600	Mack-Cali Realty Corporation	1,403,542
21,600	SL Green Realty Corporation	1,085,184
		13,802,772
Real Estate Investment Trust — Regional Mall (13.7%)
122,900	CBL & Associates Properties, Inc.	1,188,443
106,879	Simon Property Group, Inc.	8,528,944
16,900	Taubman Centers, Inc.	606,879
48,242	The Macerich Company	1,734,300
		12,058,566
Real Estate Investment Trust — Self Storage (4.2%)
8,400	Extra Space Storage, Inc.	97,020
44,100	Public Storage, Inc.	3,591,945
		3,688,965

Shares		Market Value(a)
Financial—continued
Real Estate Investment Trust — Shopping Centers (7.0%)
57,356	Acadia Realty Trust	$967,596
20,600	Federal Realty Investment Trust	1,395,032
149,700	Kimco Realty Corporation	2,025,441
37,900	Regency Centers Corporation	1,328,774
11,500	Tanger Factory Outlet Centers	448,385
		6,165,228
Real Estate Investment Trust — Warehouse/Industrial (4.8%)
49,900	AMB Property Corporation	1,274,945
30,700	EastGroup Properties, Inc.	1,175,196
22,100	First Potomac Realty Trust	277,797
107,176	ProLogis	1,467,239
		4,195,177
Health Care (1.0%)
Health Care — Diversified (1.0%)
49,038	Brookdale Senior Living, Inc. (b)	892,001
Total common stocks (Cost: $65,531,250)		82,786,237

Shares		Market Value(a)
Short-Term Securities (4.5%)
Investment Companies (4.5%)
1,000,000	SEI Daily Income Trust Treasury Fund - Class A, current rate 0.010%	1,000,000
2,940,448	Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.010%	2,940,448
	Total short-term securities (cost: $3,940,448)	3,940,448
	Total investments in securities (cost: $69,471,698) (d)	$86,726,685
	Cash and other assets in excess of liabilities (1.6%)	1,426,465
	Total net assets (100%)	$88,153,150

See accompanying notes to financial statements.

Real Estate Securities Portfolio
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  Non-income producing.

(c)  This Portfolio held 1.5% of net assets in foreign securities at December 31, 2009.

(d)  At December 31, 2009 the cost of securities for federal income tax purposes was $74,519,075. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$12,896,114
Gross unrealized depreciation	(688,504)
Net unrealized appreciation	$12,207,610

See accompanying notes to financial statements.

(This page has been left blank intentionally.)

Advantus Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2009

	Bond Portfolio	Money Market Portfolio	Mortgage Securities Portfolio	Index 500 Portfolio	International Bond Portfolio	Index 400 Mid-Cap Portfolio	Real Estate Securities Portfolio
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*	$358,695,283	$115,949,446	$133,988,407	$449,586,396	$94,876,343	$145,867,780	$86,726,685
Cash in bank on demand deposit	–	–	–	–	140,000	–	–
Foreign currency in bank on deposit (identified cost: $84,114)	–	–	–	–	83,883	–	–
Receivable for Fund shares sold	92,320	513	–	58,217	10,771	130,849	27,446
Receivable for investment securities sold (including paydowns)	530,213	–	530,618	6,509	–	578,200	1,617,167
Dividends and accrued interest receivable	2,929,997	22,127	521,836	583,119	1,401,943	133,979	306,490
Receivable for refundable foreign income taxes withheld	–	–	–	–	97,436	–	–
Receivable from Adviser (note 4)	–	139,275	–	–	–	–	–
Unrealized appreciation on forward foreign currency contracts held, at value	–	–	–	–	3,337,050	–	–
Variation margin receivable	–	–	1,156	–	–	–	–
Prepaid expenses	20,478	10,603	7,596	23,282	5,333	7,116	4,478
Total assets	362,268,291	116,121,964	135,049,613	450,257,523	99,952,759	146,717,924	88,682,266
Liabilities
Bank overdraft	18,445	1,661,549	59,135	78,387	–	25,392	35,005
Payable for Fund shares repurchased	–	–	13,517	–	–	–	–
Payable for investment securities purchased	–	–	–	85,502	45,020	122,158	379,791
Payable for investment securities purchased on a forward – commitment basis (note 2)	15,022,367	–	17,455,866	–	–	–	–
Payable to Adviser	195,982	56,491	70,154	155,070	73,814	52,117	73,563
Accrued expenses	69,475	34,754	57,404	66,303	62,132	39,498	40,757
Unrealized depreciation on forward foreign currency contracts held, at value	–	–	–	–	3,535,406	–	–
Variation margin payable	17,984	–	–	129,960	–	83,306	–
Total liabilities	15,324,253	1,752,794	17,656,076	515,222	3,716,372	322,471	529,116
Net assets applicable to outstanding capital stock	$346,944,038	$114,369,170	$117,393,537	$449,742,301	$96,236,387	$146,395,453	$88,153,150
Represented by:
Capital stock – authorized 10 trillion shares of $.01 par value**	$2,197,605	$1,143,730	$793,895	$1,180,829	$520,720	$854,490	$460,224
Additional paid-in capital	404,026,045	113,227,162	153,150,645	265,735,607	91,719,442	149,127,879	96,282,078
Undistributed (distributions in excess of) net investment income	–	34,564	–	–	669,353	–	–
Accumulated net realized gains (losses) from investments and foreign currency transactions (note 2)	(39,954,454)	(36,286)	(18,780,749)	(6,586,065)	(13,301)	(7,682,530)	(25,844,139)
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(19,325,158)	–	(17,770,254)	189,411,930	3,340,173	4,095,614	17,254,987
Total – representing net assets applicable to outstanding capital stock	$346,944,038	$114,369,170	$117,393,537	$449,742,301	$96,236,387	$146,395,453	$88,153,150
Net assets by class:
Class 1		$194,226	$78,021	$129,546	$138,452	$88,107	$132,813
Class 2	346,749,812	$114,369,170	117,315,516	449,612,755	96,097,935	146,307,346	88,020,337
Net asset value per share of outstanding capital stock by class:
Class 1	1.583	N/A	1.482	3.818	1.853	1.717	1.920
Class 2	1.579	1.000	1.479	3.809	1.848	1.713	1.915
* Identified cost	$377,973,910	$115,949,446	$151,766,177	$260,397,018	$91,310,330	$142,023,680	$69,471,698
** Shares outstanding by class:
Class 1	122,726	N/A	52,632	33,929	74,725	51,301	69,162
Class 2	219,637,777	114,372,953	79,336,855	118,048,948	51,997,318	85,397,724	45,953,251

See accompanying notes to financial statements.

Advantus Series Funds, Inc.

Statements of Operations

Year ended December 31, 2009

	Bond Portfolio	Money Market Portfolio	Mortgage Securities Portfolio	Index 500 Portfolio	International Bond Portfolio	Index 400 Mid-Cap Portfolio	Real Estate Securities Portfolio
Investment Income
Interest (net of foreign withholding taxes of $27,700 for International Bond Portfolio)	$19,223,056	$1,261,477	$6,589,245	$5,746	$4,390,559	$2,866	$1,999
Dividends (net of foreign withholding taxes of $1,450 for Index 500 Portfolio and $2,144 for Real Estate Securities Portfolio)	34,069	–	–	8,698,530	–	1,890,450	2,763,343
Total investment income	19,257,125	1,261,477	6,589,245	8,704,276	4,390,559	1,893,316	2,765,342
Expenses (note 4):
Investment advisory fee	1,328,080	391,860	474,654	568,664	521,721	176,347	492,739
Rule 12b-1 fees – class 2	829,703	326,550	296,493	947,603	217,176	293,757	175,795
Administrative services fee	52,250	33,792	59,002	29,364	55,297	38,748	38,749
Custodian fees	10,844	6,163	4,466	14,327	78,992	9,364	12,988
Audit and accounting services	209,905	104,818	118,555	145,051	124,881	99,729	92,821
Legal fees	38,154	46,440	73,004	23,105	22,832	22,963	24,379
Printing and shareholder reports	25,177	25,177	25,177	25,177	25,177	25,177	25,177
Director's fees	10,780	13,780	10,780	10,780	10,818	10,780	10,780
Insurance	9,543	3,477	3,344	11,496	2,545	3,581	2,145
S&P licensing fee	–	–	–	43,091	–	20,639	–
Other	16,299	49,864	8,784	19,440	7,514	8,525	6,729
Total expenses before waiver	2,530,735	1,001,921	1,074,259	1,838,098	1,066,953	709,610	882,302
Less waiver[1]	–	(159,355)	–	–	–	–	–
Total expenses net of waiver	2,530,735	842,566	1,074,259	1,838,098	1,066,953	709,610	882,302
Investment income (loss) – net	16,726,390	418,911	5,514,986	6,866,178	3,323,606	1,183,706	1,883,040
Realized and unrealized gains (losses) on investments and foreign currencies:
Net realized gains (losses) from:
Investments (note 3)	(19,712,203)	(36,397)	(12,580,845)	(3,469,301)	947,372	(8,577,104)	(18,064,366)
Foreign currency transactions	–	–	–	–	7,031,395	–	–
Net increase from litigation payments	–	111	–	21,364	–	6,575	6
Futures transactions	1,486,839	–	388,289	1,533,516	–	1,775,043	–
Options on foreign curreny transactions	–	–	–	–	(3,750)	–	–
Net change in unrealized appreciation or depreciation on:
Investments	49,656,575	–	14,847,313	84,559,047	12,242,705	42,907,796	34,766,366
Translation of assets and liabilities in foreign currency	–	–	–	–	(9,915,500)	–	–
Futures transactions	10,946	–	893,422	(82,053)	–	(30,381)	–
Net gains (losses) on investments	31,442,157	(36,286)	3,548,179	82,562,573	10,302,222	36,081,929	16,702,006
Net increase (decrease) in net assets resulting from operations	$48,168,547	$382,625	$9,063,165	$89,428,751	$13,625,828	$37,265,635	$18,585,046
[1] Waiver includes advisory fees of $79,677 and distribution fees of $79,678.

See accompanying notes to financial statements.

Advantus Series Funds, Inc.

Statements of Changes in Net Assets

Year ended December 31, 2009 and year ended December 31, 2008

	Bond Portfolio		Money Market Portfolio		Mortgage Securities Portfolio		Index 500 Portfolio
	2009	2008	2009	2008	2009	2008	2009	2008
Operations:
Investment income (loss) – net	$16,726,390	$19,631,695	$418,911	$2,803,628	$5,514,986	$8,524,695	$6,866,178	$9,512,418
Net realized gains (losses) on investments	(18,225,364)	(18,170,248)	(36,286)	20,619	(12,192,556)	(6,417,252)	(1,914,421)	4,530,161
Net change in unrealized appreciation or depreciation of investments	49,667,521	(56,395,764)	–	–	15,740,735	(23,820,518)	84,476,994	(238,507,770)
Net increase (decrease) in net assets resulting from operations	48,168,547	(54,934,317)	382,625	2,824,247	9,063,165	(21,713,075)	89,428,751	(224,465,191)
Distributions to shareholders from:
Investment income – net
Class 2	–	–	(384,347)	(2,823,810)	–	–	–	–
Total distributions	–	–	(384,347)	(2,823,810)	–	–	–	–
Capital share transactions (note 6):
Proceeds from sales
Class 1	165,595	125,573	–	–	62,287	54,290	99,597	44,838
Class 2	19,090,027	19,287,927	28,967,014	59,880,832	2,670,437	1,199,979	30,070,975	15,294,404
Shares issued as a result of reinvested distributions
Class 2	–	–	384,347	2,823,810	–	–	–	–
Payments for redemption of shares
Class 1	(107,676)	(3,800)	–	–	(38,751)	(1,453)	(14,876)	(15,153)
Class 2	(55,268,755)	(35,685,006)	(64,069,435)	(46,833,216)	(27,025,268)	(34,058,409)	(42,493,204)	(55,402,311)
Increase (decrease) in net assets from capital share transactions	(36,120,809)	(16,275,306)	(34,718,074)	15,871,426	(24,331,295)	(32,805,593)	(12,337,508)	(40,078,222)
Total increase (decrease) in net assets	12,047,738	(71,209,623)	(34,719,796)	15,871,863	(15,268,130)	(54,518,668)	77,091,243	(264,543,413)
Net assets at beginning of year	334,896,300	406,105,923	149,088,966	133,217,103	132,661,667	187,180,335	372,651,058	637,194,471
Net assets at end of period*	$346,944,038	$334,896,300	$114,369,170	$149,088,966	$117,393,537	$132,661,667	$449,742,301	$372,651,058
* including (distributions in excess of) undistributed net investment income of	$–	$–	$34,564	$–	$–	$–	$–	$–

See accompanying notes to financial statements.

Advantus Series Funds, Inc.

Statements of Changes in Net Assets – continued

Year ended December 31, 2009 and year ended December 31, 2008

	International Bond Portfolio		Index 400 Mid-Cap Portfolio		Real Estate Securities Portfolio
	2009	2008	2009	2008	2009	2008
Operations:
Investment income (loss) – net	$3,323,606	$2,952,472	$1,183,706	$1,596,287	$1,883,040	$2,030,259
Net realized gains (losses) on investments and foreign currencies	7,975,017	3,759,616	(6,795,486)	7,084	(18,064,360)	(7,561,743)
Net change in unrealized appreciation or depreciation of investments	2,327,205	(3,265,888)	42,877,415	(63,370,198)	34,766,366	(34,117,826)
Net increase (decrease) in net assets resulting from operations	13,625,828	3,446,200	37,265,635	(61,766,827)	18,585,046	(39,649,310)
Capital share transactions (note 6):
Proceeds from sales
Class 1	76,302	62,197	90,589	32,613	68,838	48,526
Class 2	7,956,220	15,970,392	12,921,773	12,587,824	6,994,030	8,109,814
Payments for redemption of shares
Class 1	(12,307)	(2,788)	(46,287)	(918)	(5,118)	(1,767)
Class 2	(18,476,256)	(9,816,249)	(16,257,638)	(6,423,954)	(8,948,120)	(12,128,516)
Increase (decrease) in net assets from capital share transactions	(10,456,041)	6,213,552	(3,291,563)	6,195,565	(1,890,370)	(3,971,943)
Total increase (decrease) in net assets	3,169,787	9,659,752	33,974,072	(55,571,262)	16,694,676	(43,621,253)
Net assets at beginning of year	93,066,600	83,406,848	112,421,381	167,992,643	71,458,474	115,079,727
Net assets at end of period*	$96,236,387	$93,066,600	$146,395,453	$112,421,381	$88,153,150	$71,458,474
* including (distributions in excess of) undistributed net investment income of	$669,353	$(11,451,358)	$–	$–	$–	$–

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Notes to Financial Statements

December 31, 2009

(1)  Organization

Advantus Series Fund, Inc. (the Fund) is a Minnesota corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with a series of seven portfolios (each a Portfolio and collectively the Fund: Bond, Money Market, Mortgage Securities, Index 500, International Bond, Index 400 Mid-Cap and Real Estate Securities.) Each Portfolio is diversified except for the International Bond Portfolio. The Fund's prospectus provides a detailed description of each Portfolio's investment objective, policies and strategies. The Portfolios issue two classes of shares: Class 1 and Class 2, except for the Money Market Portfolio which only issues one class of shares (Class 1 shares were registered under the Securities Act of 1933 effective November 6, 2007, but the Portfolio did not commence issue of Class 1 shares until February 11, 2008). Class 2 shares and shares of the Money Market Portfolio are subject to a Rule 12b-1 fee that Class 1 shares are not. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class 1 and Class 2 shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund accounts for the assets, liabilities and operations of each Portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to Minnesota Life Insurance Company's ("Minnesota Life") separate accounts in connection with Minnesota Life variable contracts and policies, and to certain other separate accounts of life insurance affiliates of Minnesota Life, and may also be offered to certain qualified plans.

(2)  Summary of Significant Accounting Policies

The significant accounting policies followed consistently by the Fund are as follows:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investments in Securities

Each Portfolio's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sale price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Advantus Capital Valuation Committee under the supervision of the Fund's Board of Directors and in accordance with Board-approved valuation policies and procedures.

A Portfolio's investments will also be valued at fair value by the Valuation Committee if Advantus Capital determines that an event impacting the value of an investment occurred after the close of the security's primary exchange or market (for example, a foreign exchange or market) and before the time the Portfolio's share is calculated. If a significant event impacting the value of a security or group of securities occurs, the Valuation Committee is immediately notified and the members meet promptly to determine whether fair value pricing is needed in accordance with the Fund's valuation procedures and, if so, to approve the pricing methodology to be used.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

Short-term securities, with the exception of those held in the Money Market Portfolio, are valued at market. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the Money Market Portfolio are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1.00 per share. However, there is no assurance the Money Market Portfolio will maintain the $1.00 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated using the highest-cost basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and accretion of bond discount computed on an effective yield basis, is accrued daily.

Foreign Currency Translations and Forward Foreign Currency Contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with net realized and unrealized gains or losses from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

The International Bond Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. International Bond may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Bond and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Bond is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward currency exchange contracts are obtained from an independent pricing source.

Futures Transactions

To gain exposure to or protect itself from market changes, the Fund (excluding the Money Market Portfolio) may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund may also buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A Portfolio recognizes a realized gain or loss when the contract is closed or expired.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

Federal Taxes

Each Portfolio's policy is to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each Portfolio within the Fund is treated as a separate entity for federal income tax purposes. Each Portfolio's policy is to make the required minimum distributions prior to December 31, in order to avoid Federal excise tax.

Management has analyzed the Funds' tax positions taken on federal tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax would be required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for the 2006, 2007 and 2008 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

For federal income tax purposes, the following Portfolios had capital loss carryovers at December 31, 2009 which are available to offset future capital gains, if any. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire:

	Carryover expiring in:
Portfolio	2014	2015	2016	2017
Bond	$(2,028,709)	$(965,714)	$(18,592,175)	$(18,313,854)
Money Market	–	–	–	(36,286)
Mortgage Securities	–	(41,705)	(7,319,303)	(11,322,909)
Index 500	–	–	–	(2,249,543)
Index 400 Mid-Cap	–	–	–	(6,612,442)
Real Estate Securities	–	–	(5,186,643)	(15,610,119)

The International Bond Portfolio utilized $33,121 of prior capital loss carryovers during the year ended December 31, 2009.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes (i.e. foreign currency gains/losses). Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolios.

On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

	Undistributed Net Investment Income	Accumulated Realized gain (loss)	Additional Paid-in-Capital
Bond	$(16,726,390)	$–	$16,726,390
Money Market	–	–	–
Mortgage Securities	(5,514,986)	–	5,514,986
Index 500	(6,866,178)	–	6,866,178
International Bond	8,797,105	(7,941,896)	(855,209)
Index 400 Mid-Cap	(1,183,706)	–	1,183,706
Real Estate Securities	(1,883,040)	–	1,883,040

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

Included in the reclassification adjustments above are $16,726,390, $5,514,986, $6,866,178, $4,780, $1,183,706, and $1,883,040 in consent dividends for Bond, Mortgage Securities, Index 500, International Bond, Index 400 Mid-Cap and Real Estate Securities Portfolios, respectively. The shareholders of the portfolios consent to treat these amounts as dividend income for tax purposes although they are not paid (either in cash or reinvested distributions) by the Portfolios.

The tax character of distributions paid for the years indicated is as follows:

	Year ended December 31,
	2009	2008
Money Market Distributions paid from:
Ordinary Income	$384,347	$2,823,810

The Fund intends to distribute long-term capital gains to shareholders in the form of consent dividends. The following are the long-term gains incurred in tax years 2008 and 2009 that have been, or will be, distributed in the following calendar year.

	Long-term capital gains incurred in 2008	Long-term capital gains incurred in 2009
Index 500	$5,594,002	$–
International Bond	–	4,780
Index 400 Mid-Cap	509,586	–

As of December 31, 2009, the components of distributable earnings on a tax basis for each Portfolio are as follows:

	Undistributed Ordinary Income	Accumulated Long-term gain (loss)	Unrealized appreciation (depreciation)
Bond	$–	$(39,900,452)	$(19,379,160)
Money Market	34,564	(36,286)	–
Mortgage Securities	–	(18,683,917)	(17,867,086)
Index 500	–	(2,249,543)	185,075,408
International Bond	–	–	3,996,225
Index 400 Mid-Cap	–	(6,612,442)	3,025,526
Real Estate Securities	–	(20,796,762)	12,207,610

Distributions to Shareholders

Distributions to shareholders from net investment income for the Money Market Portfolio are declared daily and reinvested at month-end in additional shares of capital stock. For Portfolios other than the Money Market Portfolio, distributions from net investment income and realized gains, if any, will generally be declared and reinvested in additional shares on an annual basis. The Fund (excluding the Money Market Portfolio) uses consent dividends in place of regular distributions.

Securities Purchased on a When-Issued Basis

The Portfolios may enter into when-issued or other purchase or sale transactions that specify forward delivery of a financial security. In connection with this ability, the Portfolios may enter into mortgage "dollar rolls" in which the Portfolios sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

specified future date. The party that is obligated to buy a security in the future will retain the use of their funds, and will benefit from any interest that is earned on those funds from the day that they enter into the forward contract until the day that they take delivery and pay for the security. As of December 31, 2009, the Bond and Mortgage Securities Portfolios had entered into outstanding, when-issued or forward commitments at fair value of $14,362,481 and $16,751,402 respectively. The Portfolios have segregated assets to cover such when-issued and forward commitments.

Indemnifications

In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

(3) Investment Security Transactions

The cost of purchases and proceeds from sales of investment securities, other than temporary or securities lending collateral investments in short-term securities, for the year ended December 31, 2009 were as follows:

	Non-U.S. Government		U.S. Government*
	Purchases	Sales	Purchases	Sales
Bond	$274,489,445	$265,937,344	$580,215,128	$605,300,431
Mortgage Securities	8,537,796	30,146,242	217,720,471	218,793,524
Index 500	24,383,194	28,345,879	–	–
International Bond	49,868,847	44,731,444	–	–
Index 400 Mid-Cap	22,392,968	22,804,574	–	–
Real Estate Securities	45,085,390	45,027,338	–	–

*Includes U.S. government-sponsored enterprise securities

(4)  Expenses and Related Party Transactions

The Portfolios have an investment advisory agreement with Advantus Capital Management, Inc. ("Advantus Capital"), a wholly-owned subsidiary of Securian Financial Group. Under the advisory agreement, Advantus Capital manages the Portfolio's investments and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

Each Portfolio of the Fund pays Advantus Capital an annual fee, based on average daily net assets, in the following amounts:

Annual Fee on Net Assets
Bond	.40% of net assets to $1 billion; and .35% of net assets exceeding $1 billion

Money Market	.30% of net assets to $1 billion; and .25% of net assets exceeding $1 billion

Mortgage Securities	.40% of net assets to $1 billion; and .35% of net assets exceeding $1 billion

Index 500	.15% of net assets to $1 billion; and .10% of net assets exceeding $1 billion

International Bond	.60% of net assets to $1 billion; and .55% of net assets exceeding $1 billion

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

Annual Fee on Net Assets
Index 400 Mid-Cap	.15% of net assets to $1 billion; .10% of net assets exceeding $1 billion

Real Estate Securities	.70% of net assets to $1 billion; and .65% of net assets exceeding $1 billion

Advantus Capital has a sub-advisory agreement with Franklin Advisers, Inc. (the "Sub-Advisor), a registered investment Advisor for the International Bond Portfolio, under which Advantus Capital paid the Sub-Advisor an annual fee of .37% based on average daily net assets.

The Fund bears certain other operating expenses including independent directors' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, compensation paid to the Fund's Chief Compliance Officer, and other miscellaneous expenses. Each Portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Portfolio will be allocated based upon the proportionate daily net assets of each Portfolio.

Administrative Services Fee

Each Portfolio pays an administrative services fee to Minnesota Life for accounting, legal and other administrative services which Minnesota Life provides. Effective January 1, 2010, administrative service fees for accounting services are allocated to the portfolios as determined by the providers based on time and effort. Total monthly fees by portfolio range from $956 to $3,426. Legal services for each portfolio is $1,491 per month.

Accounting Services

The Fund has an agreement with State Street Bank and Trust Company (State Street) in which State Street provides daily fund accounting and investment administration services. In 2009, these fees ranged from .03% to .09% of net assets depending on the size and makeup of the portfolio. The fees are based upon a calculation of a number of factors including base fees, size of assets, out of pocket expenses and certain other fees.

Distribution Fees

The Fund has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares and its Money Market Portfolio ("covered Portfolios"). Each covered Portfolio pays distribution fees at the annual rate of .25% of the average daily net assets of the Covered Portfolio. These fees are paid out of the Covered Portfolio's assets, which reduces a Covered Portfolio's net assets as do other Covered Portfolio expenses. The fees are paid to Securian Financial Services, Inc. (Securian), the Fund's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Portfolio's shares. Securian may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

Net Investment Income Maintenance Agreement for the Money Market Portfolio

Effective October 29, 2009, an amended and restated net investment income maintenance agreement was approved on behalf of the Money Market Portfolio. Under this agreement, Advantus Capital Management, Inc. (the "Investment Adviser") and Securian Financial Services, Inc. (the "Underwriter") have agreed to waive, reimburse or pay the Money Market Portfolio's advisory and distribution-related expenses respectively so that the Portfolio's daily net investment income does not fall below zero. The amount waived, reimbursed, or paid by the Investment Adviser and the Underwriter may become an obligation of the Portfolio and may be payable to the Investment Adviser and the Underwriter on any day on which the Portfolio's net investment income exceeds zero. For the year ended December 31, 2009, the advisory and distribution waivers totaled $79,677 and $79,678 respectively. These amounts are reflected as fees waived in the accompanying Statement of Operations.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(5)  Illiquid Securities

Each Portfolio currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 10% of net assets. At December 31, 2009, investments in securities of Bond, Money Market and Mortgage Securities include issues that are illiquid. The aggregate values of illiquid securities held by Bond, Money Market and Mortgage were $23,145,411, $123,790 and $6,816,190, respectively, which represent 6.7%, 0.1% and 5.8% of net assets, respectively. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(6)  Capital Share Transactions

Transactions in shares of the Portfolios for the years ended December 31, 2009 and December 31, 2008 were as follows:

	Bond – Class 1		Bond – Class 2
	2009	2008	2009	2008
Sold.	110,093	86,547	12,958,720	12,656,483
Redeemed	(71,241)	(2,673)	(38,387,348)	(24,659,651)
	38,852	83,874	(25,428,628)	(12,003,168)

	Money Market
	2009	2008
Sold	28,967,014	59,880,832
Issued for reinvested distributions	384,347	2,823,810
Redeemed	(64,069,435)	(46,833,215)
	(34,718,074)	15,871,427

	Mortgage Securities – Class 1		Mortgage Securities – Class 2
	2009	2008	2009	2008
Sold	43,480	36,691	1,863,447	768,603
Redeemed	(26,539)	(1,001)	(19,427,759)	(22,907,446)
	16,941	35,690	(17,564,312)	(22,138,843)
	Index 500 – Class 1		Index 500 – Class 2
	2009	2008	2009	2008
Sold	30,409	11,536	8,617,010	4,399,268
Redeemed	(4,407)	(3,610)	(13,712,983)	(13,487,794)
	26,002	7,926	(5,095,973)	(9,088,526)

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(6)  Capital Share Transactions – (continued)

	International Bond – Class 1		International Bond – Class 2
	2009	2008	2009	2008
Sold	43,874	40,200	4,568,210	10,266,107
Redeemed	(7,523)	(1,825)	(11,704,827)	(6,397,668)
	36,351	38,375	(7,136,617)	3,868,439
	Index 400 Mid-Cap – Class 1		Index 400 Mid-Cap – Class 2
	2009	2008	2009	2008
Sold	60,160	19,764	8,700,704	8,194,128
Redeemed	(27,943)	(680)	(12,809,717)	(3,588,019)
	32,217	19,084	(4,109,013)	4,606,109
	Real Estate – Class 1		Real Estate – Class 2
	2009	2008	2009	2008
Sold	48,232	25,362	5,538,655	4,253,971
Redeemed	(3,515)	(917)	(6,042,383)	(5,503,228)
	44,717	24,445	(503,728)	(1,249,257)

(7) Fair Value Measurement

The Fund has established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumption that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. Level 1 includes unadjusted quoted prices in active markets for identical investments. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of an investment. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, written options and swap contracts.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(7) Fair Value Measurement – (continued)

The following is a summary of the levels used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

		Fair Value Measurement at December 31, 2009 using
Fund	Quoted Prices in Active Markets for Identical Investments, Investments in Securities (Level 1)	Quoted Prices in Active Markets for Identical Investments, Other Financial Instruments (Level 1)	Other Significant Observable Inputs, Investments in Securities (Level 2)	Significant Unobservable Inputs, Investments in Securities (Level 3)	Value at 12/31/2009
Bond
Government Obligations	$–	$–	$170,694,214	$–	$170,694,214
Asset-Backed	–	–	17,430,432	1,043,618	18,474,050
Other Mortgage-Backed	–	–	31,516,833	1,314,823	32,831,656
Corporate Obligations	–	–	110,786,147	1,083,876	111,870,023
Investment Companies	24,825,340	–	–	–	24,825,340
Total Investments	24,825,340	–	330,427,626	3,442,317	358,695,283
Other Financial Instruments Futures Contracts
Unrealized Appreciation	–	226,234	–	–	226,234
Unrealized Depreciation	–	(272,765)	–	–	(272,765)
Money Market
Commercial Paper	–	–	27,047,818	–	27,047,818
Corporate Notes	–	–	16,137,320	–	16,137,320
U.S. Government Obligations	–	–	52,320,580	–	52,320,580
Other Short-Term Investments	–	–	14,580,327	–	14,580,327
Investment Companies	5,863,401	–	–	–	5,863,401
Total Investments	5,863,401	–	110,086,045	–	115,949,446
Mortgage Securities
Government Obligations	–	–	85,220,361	–	85,220,361
Asset-Backed	–	–	8,517,082	787,725	9,304,807
Other Mortgage-Backed	–	–	13,754,528	1,265,598	15,020,126
Investment Companies	24,443,113	–	–	–	24,443,113
Total Investments	24,443,113	–	107,491,971	2,053,323	133,988,407
Other Financial Instruments
Futures Contracts Unrealized Appreciation	–	7,516	–	–	7,516
Index 500
Common Stocks	436,338,195	–	–	–	436,338,195
Investment Companies	13,248,201	–	–	–	13,248,201
Total Investments	449,586,396	–	–	–	449,586,396
Other Financial Instruments
Futures Contracts Unrealized Appreciation	–	222,552	–	–	222,552

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(7) Fair Value Measurement – (continued)

		Fair Value Measurement at December 31, 2009 using
Fund	Quoted Prices in Active Markets for Identical Investments, Investments in Securities (Level 1)	Quoted Prices in Active Markets for Identical Investments, Other Financial Instruments (Level 1)	Other Significant Observable Inputs, Investments in Securities (Level 2)	Significant Unobservable Inputs, Investments in Securities (Level 3)	Value at 12/31/2009
International Bond
Long Term Debt Securities
Argentina	$–	$–	$2,062,260	$–	$2,062,260
Australia	–	–	7,660,841	–	7,660,841
Brazil	–	–	6,269,524	–	6,269,524
Canada	–	–	2,019,885	–	2,019,885
France	–	–	3,562,772	–	3,562,772
Germany	–	–	4,432,357	–	4,432,357
Hungary	–	–	1,246,515	–	1,246,515
Indonesia	–	–	7,995,720	–	7,995,720
Israel	–	–	1,297,774	–	1,297,774
Lithuania	–	–	1,150,470	–	1,150,470
Malaysia	–	–	4,027,187	–	4,027,187
Mexico	–	–	9,408,229	–	9,408,229
Netherlands	–	–	1,833,066	–	1,833,066
Norway	–	–	1,661,362	–	1,661,362
Poland	–	–	7,183,446	–	7,183,446
Russia	–	–	3,773,066	–	3,773,066
South Africa	–	–	1,655,688	–	1,655,688
South Korea	–	–	11,077,657	–	11,077,657
Sri Lanka	–	–	–	1,745,647	1,745,647
Supra-National	–	–	739,508	–	739,508
Sweden	–	–	3,980,255	–	3,980,255
United Arab Emirates	–	–	1,690,335	–	1,690,335
United States	–	–	3,064,319	–	3,064,319
Venezuela	–	–	759,525	–	759,525
Short Term Debt Securities
Israel	–	–	–	323,448	323,448
Norway	–	–	2,605,016	–	2,605,016
United States	–	–	700,000	–	700,000
Investment Companies	950,471	–	–	–	950,471
Total Investments	950,471	–	91,856,777	2,069,095	94,876,343
Other Financial Instruments
Forward Foreign Currency Contracts
Unrealized Appreciation	—	3,337,050	—	—	3,337,050
Unrealized Depreciation	—	(3,535,406)	—	—	(3,535,406)
Index 400 Mid-Cap
Common Stocks	139,184,674	–	–	–	139,184,674
Warrants	–	–	18	–	18
Investment Companies	6,683,088	–	–	–	6,683,088
Total Investments	145,867,762	–	18	–	145,867,780

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(7) Fair Value Measurement – (continued)

		Fair Value Measurement at December 31, 2009 using
Fund	Quoted Prices in Active Markets for Identical Investments, Investments in Securities (Level 1)	Quoted Prices in Active Markets for Identical Investments, Other Financial Instruments (Level 1)	Other Significant Observable Inputs, Investments in Securities (Level 2)	Significant Unobservable Inputs, Investments in Securities (Level 3)	Value at 12/31/2009
Other Financial Instruments Futures Contracts
Unrealized Appreciation	$–	$251,514	$–	$–	$251,514
Real Estate Securities
Common Stock	82,786,237	—	—	—	82,786,237
Investment Companies	3,940,448	—	—	—	3,940,448
Total Investments	86,726,685	—	—	—	86,726,685

For additional details, see Schedule of Investments in Securities.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) as of December 31, 2009, is as follows:

Portfolio	Beginning balance 12/31/2008	Net purchases (sales)	Accrued discounts (premiums)	Total realized and unrealized gains (losses)	Transfers in and/or out of Level 3	Ending Balance 12/31/2009
Bond
Other Mortgage-Backed	$–	$992,541	$13,101	$273,082	$–	$1,278,724
Corporate Obligations	4,172,162	635,913	1,411	1,424,023	(4,069,916)	2,163,593
Money Market
Other Short-Term Investments	385,714	641,438	–	44	(1,027,196)	–
Mortgage Securities
Asset-Backed	–	–	2	66,655	721,068	787,725
Other Mortgage-Backed	850,433	(121,489)	(156)	13,997	522,813	1,265,598
Index 500	–	–	–	–	–	–
International Bond
Brazil	3,835,582	201,359	(93,938)	1,299,817	(5,242,820)	–
Egypt	4,763,311	(4,919,981)	65,606	91,064	–	–
Israel	–	325,894	1,196	(3,642)	–	323,448
Norway	–	2,588,996	2,849	(26,865)	(2,564,980)	–
Sri Lanka	–	–	1,689	20,054	1,723,904	1,745,647
Index 400 Mid-Cap	–	–	–	–	–	–
Real Estate Securities	–	–	–	–	–	–

The information used in the above reconciliation represents fiscal year to date activity for any security identified as using level 3 inputs at either the beginning or end of the year. Transfers in or out of level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security where a change in the pricing level occurred from the beginning to the end of the period.

The amount of total gains or losses for the year ended December 31, 2009 included in changes in net assets attributable to the change in unrealized gains or losses relating to assets still held at the reporting date.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(7) Fair Value Measurement – (continued)

Portfolio	Total unrealized gains (losses)
Bond	$356,114
Mortgage Securities	83,079
International Bond	16,412

(8) Derivative Instruments Reporting

The Fund adopted FASB ASC 815, "Derivaties and Hedging" ("ASC 815") (formerly known as FAS 161), effective January 1, 2009. Accordingly, with ASC 815, the Fund provides, when applicable, disclosures of the location, by line item, of fair value amounts in the statement of financial position and the location, by line item, of amounts of gains and losses reported in the statement of financial performance. The derivative instruments outstanding as of period end are disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund. Although the way in which the Fund uses currency forwards has not changed, the number of transactions increased slightly as the changes in global economic conditions drove the Fund to be slightly more active than it had been historically.

Equity derivatives were purchased or sold to generally manage the Index Portfolios' liquidity and to attempt to replicate intended stock investments to maintain a fully invested Portfolio.

Interest rate derivatives were used both to manage the average duration of a Portfolio's fixed income portfolio, as well as, to hedge against the effects of interest rate changes on a portfolio's current or intended investments.

Foreign exchange derivatives were used to attempt to hedge against the effects of exchange rate changes on a Portfolios' current or intended investments in foreign securities, as well as, to take advantage of cross currency markets in order to benefit from valuation differentials and shifts in pricing within the currency markets.

The tables below detail the risk exposure of each of the Portfolios from derivative instruments:

			Risk Exposure
Portfolio	Total Value at December 31, 2009	Balance Sheet Location	Equity	Interest Rate	Credit	Foreign Exchange
Bond	$(46,531)	Variation Margin Payable*	$–	$(46,531)	$–	$–
Money Market	–	–	–	–	–	–
Mortgage Securities	7,516	Variation Margin Receivable*	–	7,516	–	–
Index 500	222,552	Variation Margin Receivable*	222,552	–	–	–
International Bond	3,337,050	Unrealized appreciation on forward foreign currency contracts	–	–	–	3,337,050
	(3,535,406)	Unrealized depreciation on forward foreign currency contracts	–	–	–	(3,535,406)
Index 400 Mid-Cap	251,514	Variation Margin Receivable*	251,514	–	–	–
Real Estate Securities	–		–	–	–	–

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8) Derivative Instruments Reporting – (continued)

			Realized Gain (Loss) on Derivatives Recognized in Income
Portfolio	Total Value at December 31, 2009	Income Statement Location	Equity	Interest Rate	Credit	Foreign Exchange
Bond	$1,486,839	Net realized gains (losses) from futures transactions	$–	$1,486,839	$–	$—
Money Market	–	–	–	–	–	–
Mortgage Securities	388,289	Net realized gains (losses) from futures transactions	–	388,289	–	–
Index 500	1,533,516	Net realized gains (losses) from futures transactions	1,533,516	–	–	–
International Bond	8,543,941	Net realized gains (losses) from foreign currency transactions**	–	–	–	8,543,941
Index 400 Mid-Cap	1,775,043	Net realized gains (losses) from futures transactions	1,775,043	–	–	–
Real Estate Securities	–		–	–	–	–
			Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Portfolio	Total Value at December 31, 2009	Income Statement Location	Equity	Interest Rate	Credit	Foreign Exchange
Bond	$10,946	Net change in unrealized appreciation or depreciation on futures transactions	$–	$10,946	$–	$–
Money Market	–	–	–	–	–	–
Mortgage Securities	893,422	Net change in unrealized appreciation or depreciation on futures transactions	–	893,422	–	–
Index 500	(82,053)	Net change in unrealized appreciation or depreciation on futures transactions	(82,053)	–	–	–

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8) Derivative Instruments Reporting – (continued)

			Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Portfolio	Total Value at December 31, 2009	Income Statement Location	Equity	Interest Rate	Credit	Foreign Exchange
International Bond	$(9,915,500)	Net change in unrealized appreciation or depreciation on foreign currency transactions	$–	$–	–	$(9,915,500)
Index 400 Mid-Cap	(30,381)	Net change in unrealized appreciation or depreciation on futures transactions	(30,381)	–	–	–
Real Estate Securities	–		–	–	–	–

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to the Schedules of Investments in Securities. Only current day's variation margin is reported within the Statement of Assets and Liabilities

**  Net realized gains (losses) from foreign currency transactions includes realized (losses) of $1,512,546 in foreign currency transactions other than forward currency contracts.

(9) Subsequent Events

Management has evaluated subsequent events for the Portfolio's through the date the financial statements are issued, and has concluded there are no events that require financial statement disclosure and/or adjustments to the financial statements.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights

Bond Portfolio

	Class 1 Shares
	For the Year ended December 31, 2009	Period from February 11, 2008(c) to December 31, 2008
Net asset value, beginning of period	$1.370	$1.580
Income from investment operations:
Net investment income (d)	.077	.070
Net gains (losses) on securities (both realized and unrealized)	.136	(.280)
Total from investment operations	.213	(.210)
Net asset value, end of period	$1.583	$1.370
Total return (a)	15.85%	(13.53)%
Net assets, end of period (in thousands)	$194	$115
Ratios to average net assets:
Expenses	.51%	.50	%(b)
Net investment income	5.27%	5.35	%(b)
Portfolio turnover rate (excluding short-term securities)	266.4%	229.6%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Adjusted to an annual basis.

(c)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

(d)  Based on average shares outstanding during the year.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

Bond Portfolio

	Class 2 Shares
	Year ended December 31,
	2009	2008	2007		2006	2005(b)
Net asset value, beginning of period	$1.370	$1.580	$1.540		$1.480	$1.440
Income from investment operations:
Net investment income (d)	.073	.080	.080		.070	.060
Net gains (losses) on securities (both realized and unrealized)	.136	(.290)	(.040)		(.010)	(.020)
Total from investment operations	.209	(.210)	.040		.060	.040
Net asset value, end of period	$1.579	$1.370	$1.580		$1.540	$1.480
Total return (a)	15.57%	(13.52)%	2.29	%(c)	4.66%	2.44%
Net assets, end of period (in thousands)	$346,750	$334,782	$406,106		$366,077	$336,093
Ratios to average net assets:
Expenses	.76%	.75%	.73%		.74%	.75%
Net investment income	5.04%	5.10%	5.18%		4.92%	4.49%
Portfolio turnover rate (excluding short-term securities)	266.4%	229.6%	89.6%		90.2%	131.5%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

(c)  In 2007, 0.10% of the Portfolio's total return consists of an unrealized gain on a guarantee and purchase agreement with SFG related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio's securities lending program (see note 4). Excluding this unrealized gain, the total return would have been 2.19%.

(d)  Based on average shares outstanding during the year.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

Money Market Portfolio

	Year ended December 31,
	2009		2008	2007	2006	2005(b)
Net asset value, beginning of period	$1.000		$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income (c)	.003		.020	.040	.040	.020
Net gains (losses) on securities (both realized and unrealized)	(.000	)(d)	–	–	–	–
Total from investment operations	.003		.020	.040	.040	.020
Less distributions:
Dividends from net investment income	(.003)		(.020)	(.040)	(.040)	(.020)
Net asset value, end of period	$1.000		$1.000	$1.000	$1.000	$1.000
Total return (a)	.27%		1.95%	4.55%	4.36%	2.43%
Net assets, end of period (in thousands)	$114,369		$149,089	$133,217	$113,487	$97,016
Ratios to average net assets:
Expenses before waiver	.77%		.68%	.68%	.71%	.72%
Expenses net of waiver	.65	%(e)	.68%	.68%	.71%	.72%
Net investment income	.32%		1.88%	4.51%	4.31%	2.43%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

(c)  Based on average shares outstanding during the year.

(d)  Amount represents less than $0.0005 per share

(e)  Ratio is net of fees waived by the advisor and distributor (see note 4).

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

Mortgage Securities Portfolio

	Class 1 Shares
	For the Year ended December 31, 2009	Period from February 11, 2008(c) to December 31, 2008
Net asset value, beginning of period	$1.370	$1.580
Income from investment operations:
Net investment income (d)	.068	.070
Net gains (losses) on securities (both realized and unrealized)	.044	(.280)
Total from investment operations	.112	(.210)
Net asset value, end of period	$1.482	$1.370
Total return (a)	8.32%	(13.32)%
Net assets, end of period (in thousands)	$78	$49
Ratios to average net assets:
Expenses	.66%	.56	%(b)
Net investment income	4.78%	5.43	%(b)
Portfolio turnover rate (excluding short-term securities)	209.6%	127.5%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Adjusted to an annual basis.

(c)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

(d)  Based on average shares outstanding during the year.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

Mortgage Securities Portfolio

	Class 2 Shares
	Year ended December 31,
	2009	2008	2007	2006	2005(b)
Net asset value, beginning of period	$1.370	$1.570	$1.520	$1.450	$1.410
Income from investment operations:
Net investment income (c)	.066	.080	.080	.080	.070
Net gains (losses) on securities (both realized and unrealized)	.043	(.280)	(.030)	(.010)	(.030)
Total from investment operations	.109	(.200)	.050	.070	.040
Net asset value, end of period	$1.479	$1.370	$1.570	$1.520	$1.450
Total return (a)	8.05%	(12.97)%	3.19%	5.34%	2.88%
Net assets, end of period (in thousands)	$117,316	$132,613	$187,180	$191,993	$195,294
Ratios to average net assets:
Expenses	.91%	.81%	.76%	.76%	.78%
Net investment income	4.65%	5.18%	5.44%	5.49%	4.93%
Portfolio turnover rate (excluding short-term securities)	209.6%	127.5%	87.8%	89.4%	138.9%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

(c)  Based on average shares outstanding during the year.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

Index 500 Portfolio

	Class 1 Shares
	For the Year ended December 31, 2009	Period from February 11, 2008(c) to December 31, 2008
Net asset value, beginning of period	$3.030	$4.400
Income from investment operations:
Net investment income (d)	.065	.060
Net gains (losses) on securities (both realized and unrealized)	.723	(1.430)
Total from investment operations	.788	(1.370)
Net asset value, end of period	$3.818	$3.030
Total return (a)	26.18%	(31.26)%
Net assets, end of period (in thousands)	$130	$24
Ratios to average net assets:
Expenses	.23%	.22	%(b)
Net investment income	1.93%	2.10	%(b)
Portfolio turnover rate (excluding short-term securities)	6.7%	4.6%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Adjusted to an annual basis.

(c)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

(d)  Based on average shares outstanding during the year.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

Index 500 Portfolio

	Class 2 Shares
	Year ended December 31,
	2009	2008		2007		2006	2005(b)
Net asset value, beginning of period	$3.030	$4.820		$4.590		$3.980	$3.810
Income from investment operations:
Net investment income (d)	.058	.080		.070		.080	.050
Net gains (losses) on securities (both realized and unrealized)	.721	(1.870)		.160		.530	.120
Total from investment operations	.779	(1.790)		.230		.610	.170
Net asset value, end of period	$3.809	$3.030		$4.820		$4.590	$3.980
Total return (a)	25.87%	(37.21)%		5.02	%(c)	15.23%	4.43%
Net assets, end of period (in thousands)	$449,613	$372,627		$637,194		$669,976	$661,874
Ratios to average net assets:
Expenses	.48%	.47	%(d)	.48%		.49%	.50%
Net investment income	1.81%	1.85	%(d)	1.52%		1.83%	1.38%
Portfolio turnover rate (excluding short-term securities)	6.7%	4.6%		3.5%		3.6%	5.5%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

(c)  In 2007, 0.23% of the Portfolio's total return consists of an unrealized gain on a guarantee and purchase agreement with SFG related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio's securities lending program (see note 4). Excluding this unrealized gain, the total return would have been 4.79%.

(d)  Based on average shares outstanding during the year.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

International Bond Portfolio

	Class 1 Shares
	For the Year ended December 31, 2009	Period from February 11, 2008(c) to December 31, 2008
Net asset value, beginning of period	$1.570	$1.540
Income from investment operations:
Net investment income (d)	.070	.050
Net gains (losses) on securities (both realized and unrealized)	.213	(.020)
Total from investment operations	.283	.030
Net asset value, end of period	$1.853	$1.570
Total return (a)	17.85%	2.34%
Net assets, end of period (in thousands)	$138	$60
Ratios to average net assets:
Expenses	.99%	1.00	%(b)
Net investment income	4.08%	3.38	%(b)
Portfolio turnover rate (excluding short-term securities)	56.5%	103.8%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Adjusted to an annual basis.

(c)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

(d)  Based on average shares outstanding during the year.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

International Bond Portfolio

	Class 2 Shares
	Year ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$1.570	$1.510	$1.380	$1.330	$1.460
Income from investment operations:
Net investment income (b)	.065	.050	.030	–	.030
Net gains (losses) on securities (both realized and unrealized)	.213	.010	.100	.050	(.160)
Total from investment operations	.278	.060	.130	.050	(.130)
Net asset value, end of period	$1.848	$1.570	$1.510	$1.380	$1.330
Total return (a)	17.56%	4.23%	9.43%	3.99%	(8.91)%
Net assets, end of period (in thousands)	$96,098	$93,006	$83,407	$62,683	$62,927
Ratios to average net assets:
Expenses	1.23%	1.25%	1.18%	1.16%	1.15%
Net investment income	3.82%	3.13%	2.17%	2.70%	2.42%
Portfolio turnover rate (excluding short-term securities)	56.5%	103.8%	139.3%	225.7%	317.5%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Based on average shares outstanding during the year.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

Index 400 Mid-Cap Portfolio

	Class 1 Shares
	For the Year ended December 31, 2009	Period from February 11, 2008(c) to December 31, 2008
Net asset value, beginning of period	$1.260	$1.840
Income from investment operations:
Net investment income (d)	.018	.020
Net gains (losses) on securities (both realized and unrealized)	.439	(.600)
Total from investment operations	.457	(.580)
Net asset value, end of period	$1.717	$1.260
Total return (a)	36.77%	(31.84)%
Net assets, end of period (in thousands)	$88	$24
Ratios to average net assets:
Expenses	.34%	.32	%(b)
Net investment income	1.22%	1.33	%(b)
Portfolio turnover rate (excluding short-term securities)	20.2%	24.0%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Adjusted to an annual basis.

(c)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

(d)  Based on average shares outstanding during the year.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

Index 400 Mid-Cap Portfolio

	Class 2 Shares
	Year ended December 31,
	2009	2008	2007		2006	2005(b)
Net asset value, beginning of period	$1.260	$1.980	$1.840		$1.680	$1.500
Income from investment operations:
Net investment income (d)	.014	.020	.020		.020	.020
Net gains (losses) on securities (both realized and unrealized)	.439	(.740)	.120		.140	.160
Total from investment operations	.453	(.720)	.140		.160	.180
Net asset value, end of period	$1.713	$1.260	$1.980		$1.840	$1.680
Total return (a)	36.43%	(36.54)%	7.44	%(c)	9.78%	11.96%
Net assets, end of period (in thousands)	$146,307	$112,397	$167,993		$145,021	$123,649
Ratios to average net assets:
Expenses	.60%	.57%	.53%		.56%	.58%
Net investment income	1.01%	1.08%	1.21%		1.02%	1.16%
Portfolio turnover rate (excluding short-term securities)	20.2%	24.0%	22.8%		15.5%	25.5%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

(c)  In 2007, 0.32% of the Portfolio's total return consists of an unrealized gain on a guarantee and purchase agreement with SFG related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio's securities lending program (see note 4). Excluding this unrealized gain, the total return would have been 7.12%.

(d)  Based on average shares outstanding during the year.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

Real Estate Securities Portfolio

	Class 1 Shares
	For the Year ended December 31, 2009	Period from February 11, 2008(c) to December 31, 2008
Net asset value, beginning of period	$1.540	$2.260
Income from investment operations:
Net investment income (d)	.044	.040
Net gains (losses) on securities (both realized and unrealized)	.336	(.760)
Total from investment operations	.380	(.720)
Net asset value, end of period	$1.920	$1.540
Total return (a)	24.90%	(31.97)%
Net assets, end of period (in thousands)	$133	$38
Ratios to average net assets:
Expenses	.99%	.92	%(b)
Net investment income	2.85%	2.23	%(b)
Portfolio turnover rate (excluding short-term securities)	67.1%	43.6%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Adjusted to an annual basis.

(c)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

(d)  Based on average shares outstanding during the year.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

Real Estate Securities Portfolio

	Class 2 Shares
	Year ended December 31,
	2009	2008	2007		2006	2005(b)
Net asset value, beginning of period	$1.540	$2.410	$2.860		$2.190	$1.970
Income from investment operations:
Net investment income (d)	.039	.040	.070		.070	.060
Net gains (losses) on securities (both realized and unrealized)	.336	(.910)	(.520)		.600	.160
Total from investment operations	.375	(.870)	(.450)		.670	.220
Net asset value, end of period	$1.915	$1.540	$2.410		$2.860	$2.190
Total return (a)	24.59%	(36.27)%	(15.76	)%(c)	30.63%	11.08%
Net assets, end of period (in thousands)	$88,020	$71,421	$115,080		$147,021	$110,437
Ratios to average net assets:
Expenses	1.25%	1.17%	1.08%		1.10%	1.12%
Net investment income	2.67%	1.98%	2.65%		2.90%	3.14%
Portfolio turnover rate (excluding short-term securities)	67.1%	43.6%	37.3%		39.7%	34.8%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

(c)  In 2007, 0.31% of the Portfolio's total return consists of an unrealized gain on a guarantee and purchase agreement with SFG related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio's securities lending program (see note 4). Excluding this unrealized gain, the total return would have been 16.07%.

(d)  Based on average shares outstanding during the year.

Advantus Series Fund, Inc.
Fund Expense Examples

Fund Expenses Paid by Shareholders

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; (the Fund does not impose transaction costs, but you will incur such costs in connection with the variable life insurance policies and variable annuity contracts that invest in the Fund) and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses for the Portfolios. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the portfolio you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare the 5% hypothetical example of the portfolios you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Advantus Series Fund, Inc.
Fund Expense Examples – continued

	Account Value
	Beginning of Period July 1, 2009	End of Period December 31, 2009	Expenses Paid During Period*	Expense Ratio During Period*
Bond Portfolio Class 1
Actual Return	$1,000.00	$1,096.61	$2.70	0.51%
Hypothetical return before expenses	$1,000.00	$1,022.63	$2.60	0.51%
Bond Portfolio Class 2
Actual Return	$1,000.00	$1,095.22	$4.01	0.76%
Hypothetical return before expenses	$1,000.00	$1,021.37	$3.87	0.76%
Money Market Portfolio Class 1
Actual Return	$1,000.00	$1,000.00	$2.52	0.50%
Hypothetical return before expenses	$1,000.00	$1,022.68	$2.55	0.50%
Mortgage Securities Portfolio Class 1
Actual Return	$1,000.00	$1.056.79	$3.53	0.68%
Hypothetical return before expenses	$1,000.00	$1,021.78	$3.47	0.68%
Mortgage Securities Portfolio Class 2
Actual Return	$1,000.00	$1,055.46	$4.87	0.94%
Hypothetical return before expenses	$1,000.00	$1,020.47	$4.79	0.94%
Index 500 Portfolio Class 1
Actual Return	$1,000.00	$1,224.23	$1.35	0.24%
Hypothetical return before expenses	$1,000.00	$1,024.00	$1.22	0.24%
Index 500 Portfolio Class 2
Actual Return	$1,000.00	$1,222.69	$2.69	0.48%
Hypothetical return before expenses	$1,000.00	$1,022.79	$2.45	0.48%
International Bond Portfolio Class 1
Actual Return	$1,000.00	$1,110.65	$5.05	0.95%
Hypothetical return before expenses	$1,000.00	$1,020.42	$4.84	0.95%
International Bond Portfolio Class 2
Actual Return	$1,000.00	$1,109.25	$6.38	1.20%
Hypothetical return before expenses	$1,000.00	$1,019.16	$6.11	1.20%

Advantus Series Fund, Inc.
Fund Expense Examples – continued

	Account Value
	Beginning of Period July 1, 2009	End of Period December 31, 2009	Expenses Paid During Period*	Expense Ratio During Period*
Index 400 Mid-Cap Portfolio Class 1
Actual Return	$1,000.00	$1,264.07	$1.77	0.31%
Hypothetical return before expenses	$1,000.00	$1,023.64	$1.58	0.31%
Index 400 Mid-Cap Portfolio Class 2
Actual Return	$1,000.00	$1,262.48	$3.31	0.58%
Hypothetical return before expenses	$1,000.00	$1,022.28	$2.96	0.58%
Real Estate Securities Portfolio Class 1
Actual Return	$1,000.00	$1,417.18	$5.79	0.95%
Hypothetical return before expenses	$1,000.00	$1,020.42	$4.84	0.95%
Real Estate Securities Portfolio Class 2
Actual Return	$1,000.00	$1,415.40	$7.43	1.22%
Hypothetical return before expenses	$1,000.00	$1,019.06	$6.21	1.22%

*  Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year divided by 365 to reflect the one-half year period.

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Advantus Series Fund, Inc.
Proxy Voting and Quarterly Holdings Information

Proxy Voting Policies and Procedures

A description of the policies and procedures that Advantus uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, by calling, toll-free, 800-995-3850 or on the Securities and Exchange Commission's website at www.sec.gov. The Fund will provide this document within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Proxy Voting Record

The Fund's proxy voting record for the 12 month period ended December 31 is available by calling, toll-free, 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 each year. The Fund will also provide this information, within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of investment holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders without charge on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information of the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Advantus Series Fund, Inc.
Directors and Executive Officers

Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund and its Portfolios. None of the current directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. These directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, the Fund's investment adviser, Advantus Capital Management, Inc. or its affiliated companies, including Minnesota Life Insurance Company. 75% of the Board of Directors is required to be comprised of Independent Directors.

Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

Name, Address(1) and Year of Birth	Position with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Directors

Linda L. Henderson 1949	Director since January 25, 2007	Retired; Professional Advisor, Carlson School of Management, University of Minnesota, 2004 to May 2007; Senior Vice President, Director of Fixed Income Research and Strategies, RBC Dain Rauscher Investments, 1985 to 2004; Chartered Financial Analyst

William C. Melton 1947	Director since April 25, 2002	Founder and President of Melton Research Inc. since 1997; member of the Advisory Board of Macroeconomic Advisors LLC since 1998; member, Minneapolis StarTribune Board of Economists since 1986; member, State of Minnesota Council of Economic Advisors from 1988 to 1994; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist

Advantus Series Fund, Inc.
Directors and Executive Officers – continued

Name, Address(1) and Year of Birth	Position with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Directors — continued

Dorothy J. Bridges 1955	Director since December 28, 2004	President, Chief Executive Officer and Director, City First Bank of DC since September 2008; President and Chief Executive Officer, Franklin National Bank of Minneapolis from 1999 to August 2008; member, Franklin National Bancorporation from 1999 to August 2008; member, Federal Reserve Bank's Consumer Advisory Council from 2006 to October 2008; Chairman, Community Bankers Council of the American Bankers Association; Vice Chair, Northwest Area Foundation Board of Directors since 2002; Director, Federal Reserve Bank of Minneapolis from 2007 to September 2008

Other Executive Officers(2)

Gregory S. Strong 1944	President since April 25, 2007	Retired since December 2008, prior for more than five years Senior Vice President, Chief Actuary and Treasurer, Minnesota Life Insurance Company; Treasurer, Minnesota Mutual Companies, Inc.; Senior Vice President and Treasurer, Securian Financial Group, Inc.; Treasurer, Securian Holding Company

Gary M. Kleist 1959	Vice President and Treasurer since July 24, 2003	Financial Vice President, Chief of Operations and Director, Advantus Capital Management, Inc.; Second Vice President, Minnesota Life Insurance Company; Vice President and Secretary/Treasurer, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital); Financial Vice President, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Second Vice President, Securian Financial Group, Inc.; Second Vice President, Securian Life Insurance Company

Advantus Series Fund, Inc.
Directors and Executive Officers – continued

Name, Address(1) and Year of Birth	Position with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Other Executive Officers(2) — continued

Michael J. Radmer Dorsey & Whitney LLP 50 South Sixth Street Minneapolis, Minnesota 55402 1945	Secretary since April 16, 1998	Partner with the law firm of Dorsey & Whitney LLP

(1)  Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

(2)  Although not a 'corporate' officer of the Fund, Vicki L. Bailey, born in 1955, has served as the Fund's Chief Compliance Officer since July 2004. Ms. Bailey is also Vice President, Investment Law, Chief Compliance Officer and Secretary, Advantus Capital Management, Inc.; Vice President, Investment Law and Advantus Compliance Officer, Minnesota Life Insurance Company; Vice President and Secretary, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Vice President, Securian Financial Group, Inc.; Vice President, Securian Life Insurance Company; Director, Personal Finance Company LLC.

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This offering is available through Securian Financial Services, Inc., a registered broker/dealer. Securian Financial Services, Inc. is the distributor of Minnesota Life and Securian Life variable insurance products.

This report may be used as sales literature in connection with the offer or sale of variable annuity or variable life insurance contracts funded by Advantus Series Fund, Inc. ("Fund") if preceded or accompanied by (a) the current prospectus for the Fund and such contracts and (b) the current applicable variable annuity or variable life performance report.

Securian Financial Services, Inc.

www.securian.com

Securities Dealer, Member FINRA/SIPC.

Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098

1.888.237.1838

A00612-0210

Minnesota Life Insurance Company

A Securian Company

Securian Life Insurance Company

A New York admitted insurer

400 Robert Street North

St. Paul, MN 55101-2098

PRESORTED STANDARD
U.S. POSTAGE PAID
CAROL STREAM, IL
PERMIT NO. 1480

©2009 Advantus Series Fund, Inc. All rights reserved.

F38897 Rev 2-2010

ITEM 2.  CODE OF ETHICS.

Filed herewith as Exhibit 12(a)(1).  During the period covered by this report, there has been no amendment to the code of ethics that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR, nor has the registrant granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in paragraph (b) of Item 2 of form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Fund has determined that Dorothy J. Bridges, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms.

Bridges as the Audit Committee’s financial expert.  Ms. Bridges is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)           Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2009	2008
$165,550	$156,180

(b)           Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were as follows:

2009	2008
-0-	$2,800

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant’s investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)           Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation were as follows:

2009	2008
$16,400	$20,125

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)           All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) — (c) of this Item 4 were as follows:

2009	2008
-0-	-0-

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a) — (c) of this Item 4, that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1)      Registrant’s audit committee has adopted the following pre-approval policies and procedures in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X:

ADVANTUS SERIES FUND

AUDIT COMMITTEE POLICY regarding pre-approval of services provided by the Independent Auditor

The Audit Committee (the “Committee”) of the Advantus Series Fund, Inc. (the “Fund”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•                  Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•                  Examine and evaluate the safeguards put into place by the Fund and the auditor to safeguard independence

•                  Meet quarterly with the partner of the independent audit firm

•                  Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Fund’s independent audit firm directly for the Fund. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Fund’s Treasurer and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Fund financial statement audits

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Fund merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the Full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance; and,

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Fund merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the Full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent firm without the prior approval of the Audit Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre approval of Non-Audit Services Provided to Other Affiliated Entities

The Committee is also responsible for pre-approving certain non-audit services provided to Advantus Capital Management Inc. (“Advantus”) and any other entity under common control with Advantus that provides ongoing services to the Fund. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Fund.

Although the Committee is not required to pre-approve all services provided to Advantus and affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to Advantus and its affiliates.

(e)(2)      None of the services provided to the registrant described in paragraphs (b) — (d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            No disclosures are required by this Item 4(f).

(g)           The aggregate non-audit fees billed for each of the last two fiscal years by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were as follows:

2009	2008
222,070	$232,450

(h)           The registrant’s audit committee has considered that the provision of the non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.  Schedule I — Investments in Securities of Unaffiliated Issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant has a nominating committee of its board of directors, the members of which are all directors who are not “interested persons” of the registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“independent directors”).  The nominating committee, which operates in accordance with a separate nominating committee charter approved by the board of directors, selects and recommends to the board of directors individuals for nomination as independent directors.  The names of potential independent director candidates are drawn from a number of sources, including recommendations from management of Advantus Capital Management, Inc., the registrant’s investment adviser.  Each candidate is evaluated by the nominating committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an independent director, as well as his or her compatibility with respect to business philosophy and style.  The members of the nominating committee may conduct an in-person interview of each viable candidate using a standardized questionnaire.  When all of the viable candidates have been evaluated and interviewed, the nominating committee determines which of the viable candidates should be presented to the board of directors for selection to become a member of the board of directors.

Inasmuch as the registrant does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the nominating committee does not at present consider nominees recommended by shareholders.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)           Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)           There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)  File the exhibits listed below as part of this Form.  Letter or number the exhibits in the sequence indicated.

(1)                         Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Exhibit 99.CODE ETH attached hereto.

(2)                         A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

Exhibit 99.CERT attached hereto.

(3)                         Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by this report by or on behalf of the registrant to 10 or more persons:

Not applicable.

(b)  If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit.  A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

Exhibit 99.906 CERT attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advantus Series Fund, Inc.

By (Signature and Title)	/s/ Gregory S. Strong
Gregory S. Strong, President

Date:	March 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregory S. Strong
Gregory S. Strong, President (Principal Executive Officer)

By (Signature and Title)	/s/ Gary M. Kleist
Gary M. Kleist, Treasurer (Principal Financial Officer)

Date:	March 4, 2010